NEW AGE ALPHA FUNDS TRUST

Ticker Symbol
Fund Name	Class A	Class C	Institutional Class	Class P
NAA Allocation Fund	TVRAX	TVRCX	TVRIX	TVFRX
NAA Large Cap Value Fund	SECIX	SEGIX	GILCX	SEGPX
NAA Large Core Fund	SECEX	SFECX	GILIX	SFEPX
NAA Market Neutral Real Estate Fund	GUMAX	GUMCX	GUMNX	GUMPX
NAA Mid Growth Fund	SECUX	SUFCX	GIUIX	SEUPX
NAA Opportunity Fund	SAOAX	SAOCX	SAOIX	SAOSX
NAA Risk Managed Real Estate Fund	GURAX	GURCX	GURIX	GURPX
NAA SMid Cap Value Fund	SEVAX	SEVSX	SVUIX	SEVPX
NAA World Equity Income Fund	SEQAX	SFGCX	SEWIX	SEQPX

Managed by
New Age Alpha Advisors, LLC
(d/b/a New Age Alpha)

PROSPECTUS

September 3, 2024

(as amended November 7, 2024)

For information or assistance in opening an account,
please call toll-free (833) 840-3937.

This Prospectus contains information about the Fund that you should know before you invest. Please read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY – NAA ALLOCATION FUND

INVESTMENT OBJECTIVE

The NAA Allocation Fund (the “Fund”) seeks long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and additional fees to financial intermediaries, which are not reflected in the table and example.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge may be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional Class	Class P
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses(1)	0.27%	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	1.47%	2.18%	1.18%	1.43%
Less Management Fee Reductions and/or Expense Reimbursements(2)	(0.02%)	(0.13%)	(0.13%)	(0.13%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(2)	1.45%	2.05%	1.05%	1.30%

(1)	Other Expenses have been adjusted from amounts incurred during the Guggenheim Directional Allocation Fund’s most recent fiscal year to reflect estimated current expenses. The Guggenheim Directional Allocation Fund, a series of Transparent Value Trust, is the predecessor to the Fund (the “Predecessor Fund”).
(2)	New Age Alpha Advisors, LLC (d/b/a New Age Alpha) (the “Adviser”) has contractually agreed, until January 31, 2027, to reduce the Fund’s Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, and extraordinary expenses such as litigation costs and other expenses not incurred in the ordinary course of the Fund’s business) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A – 1.45%, Class C – 2.05%, Institutional Class – 1.05%, and Class P – 1.30%. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect through the expiration date described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

		1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$616	$914	$1,236	$2,146
Class C	Sold	$308	$656	$1,145	$2,492
Class C	Held	$208	$656	$1,145	$2,492
Institutional Class	Sold or Held	$107	$348	$623	$1,408
Class P	Sold or Held	$132	$426	$756	$1,690

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2023, the Predecessor Fund’s portfolio turnover rate was 130% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an asset allocation fund. Under normal circumstances, the Fund uses a balanced approach to invest in a broad range of securities, including equity, debt, and securities issued and guaranteed by the U.S. government and federal agencies and instrumentalities. The Fund’s asset allocation strategy diversifies equity securities and fixed-income investments. The Fund employs a proprietary quantitative model to determine the exposure between equity and fixed income to participate in rising markets while attempting to preserve capital during market declines. The Fund’s exposure will generally be at least 20% fixed income and up to 80% equity.

Equity Allocation

Under normal circumstances, the Fund’s equity allocation pursues its objective by investing in large-capitalization securities. The Fund generally defines large market capitalization as those companies with market capitalizations generally falling within the range of the S&P 500® Index. The capitalization range of the S&P 500® Index is between $5.4 billion and $3.4 trillion as of July 31, 2024. The Fund’s equity allocation will primarily invest in equity securities, including common stocks, REITs, options, warrants, convertible securities of U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts (“ADRs”). Convertible securities are hybrid financial instruments that typically consist of bonds, debentures, or preferred shares that can be converted into a specified number of common or preferred shares of the issuing company, typically at the option of the security holder. The Fund may also invest in various investment vehicles for portfolio management purposes, such as mutual funds and exchange-traded funds (“ETF”), including cash management and liquidity management, to obtain a higher return on collateral positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in individual securities. In selecting mutual funds and ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy.

In selecting equity investments for the Fund, the Adviser uses qualitative and quantitative analysis, credit research, and other proprietary strategies to identify securities that, in combination, are expected to contribute to exceeding the total return of the S&P 500 Index. In buying and selling securities for the Fund, the Adviser will apply its proprietary H-Factor Scores (“H-Factor”) methodology to its security selection process. H-Factor uses an algorithm rooted in actuarial risk principles to construct a portfolio with exposure to returns across sectors, styles, geographies, and asset classes. Using an actuarial-based approach, H-Factor aims to identify underpriced and overpriced securities and assign them an H-Factor score, which is the probability that the issuer will not deliver growth to support the securities’ current price. By assigning these scores, the Adviser seeks to avoid the overpriced securities and invest in the underpriced securities. The Adviser’s team of portfolio managers and analysts use a bottom-up assessment of a company’s potential for success, including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. As a result of this investment process, the Fund may invest in a limited number of sectors or industries.

Fixed-Income Allocation

The fixed-income allocation of the Fund primarily invests in investment-grade and high-yield corporate bonds as well as government, asset-backed, mortgage-backed, and similar debt securities and money market instruments. The rating category of a security will be determined at the time of purchase. If a security is subsequently downgraded, the Fund will not be obligated to dispose of that security but may continue to hold the security if deemed appropriate by the portfolio managers. The Fund may also invest in unrated securities based on the portfolio managers’ assessment of their credit quality.

The Fund may invest in securities of “investment grade” quality. “Investment grade” quality means securities that are rated at the time of purchase Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s), BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”), an equivalent rating by another nationally recognized statistical rating organization, or unrated securities determined by the Adviser to be of comparable credit quality. High-yield securities (i.e., junk bonds), often referred to as “below investment grade,” include those rated below Baa3 by Moody’s, BBB- by Standard & Poor’s, an equivalent rating by another nationally recognized statistical rating organization, or unrated securities determined by the Adviser to be of comparable credit quality.

To gain exposure to certain asset classes, the Fund may invest in varying combinations of affiliated investment companies advised by the Adviser.

The Fund will sell investments when they no longer meet the Adviser’s investment criteria, market conditions change, or to meet redemption requests.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends upon the Adviser’s skill in selecting securities for purchase and sale by the Fund, and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are described below.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risks, such as changes in government’s economic policies, political turmoil, environmental events, trade disputes, epidemics, pandemics, or other public health issues. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed-income markets may negatively affect many issuers domestically and worldwide. It can result in trading halts, any of which could hurt the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and, therefore, adversely affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies are more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Below are additional risks related to specific equity securities the Fund invests in.

Investment Company Risk. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, reducing the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares, and the listing exchange may halt trading of the shares.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and has precedence over common stock in paying dividends. If an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over those who own preferred and common stock.

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a particular period. Warrants may be more speculative than other types of investments. The cost of a warrant may be more volatile than the price of its underlying security, and a warrant may offer more significant potential for capital appreciation and loss. A warrant ceases to have value if it is not exercised before its expiration date.

Fixed-Income Securities Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates rise, the value of most income-producing instruments decreases to adjust the price to market yields. Interest rate risk is more significant for long-term debt securities than short-term and floating-rate securities. An issuer of a security may become unable to meet its obligations. This risk is more significant for securities that are rated below investment grade or that are unrated. Below are additional risks related to fixed-income securities.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed-income, other debt instrument, or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults, or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial, or political conditions in general or that affect a particular type of instrument, issuer, guarantor, or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity, and value of an instrument. The value of an instrument may also decline for reasons that relate directly to the issuer, guarantor, or counterparty, such as management performance, financial leverage, reduced demand for goods and services, or an actual or perceived change in financial condition or reputation. The issuer, guarantor, or counterparty could also suffer a rapid decline in credit rating, adversely affecting the instrument’s value, price volatility, and liquidity. Credit ratings may not be an accurate assessment of liquidity or credit risk.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of and income generated by the investments. Interest rates may change due to various factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During rising interest rates, because changes in interest rates on adjustable-rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During declining interest rates, because the interest rates on adjustable-rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed-rate securities. Changing interest rates may adversely affect the Fund’s yield, returns, and performance. Changes in monetary policy may exacerbate the risks associated with changing interest rates.

Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this happens, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These instruments are subject to prepayment risk and offer less potential for gains during declining interest rates.

High-Yield Bond Risk. Lower-quality bonds, known as high-yield bonds (or “junk bonds”), present a significant risk for loss of principal and interest. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. These bonds offer the potential for higher return but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor, or guarantor may be unable to make its interest and principal payments (credit quality risk). If that happens, the value of the bond may decrease, the Fund’s share price may decrease, and its income distribution may be reduced.

Asset- and Mortgage-Backed Securities Risk. The risks of investing in an asset and mortgage-backed securities include interest rate risk, extension risk, prepayment risk, and credit risk. The Fund may invest in any tranche of mortgage-related or other asset-backed securities, including junior or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the preceding risks.

Collateralized Loan Obligations and Collateralized Debt Obligations Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class. CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, representing interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. Below are additional risks related to specific types of foreign securities the Fund invests in.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

REITs Risk. REITs are companies that own or finance income-producing real estate. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. The Fund’s REIT investments also subject it to management and tax risks.

Options Risk. Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or sell) a position in a security or contract to the writer of the option at a specific price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

PERFORMANCE SUMMARY

The Fund was reorganized as of the close of business on or about November 8, 2024, from the Predecessor Fund, to a series of New Age Alpha Funds Trust (the “Reorganization”). While the Fund’s investment objective, principal investment strategies, fundamental investment restrictions, and risks are substantially similar to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance may be different than the performance of the Predecessor Fund prior to the Reorganization due to, among other things, differences in fees and expenses, the investment adviser, and the portfolio management team.

The Fund has adopted the performance of the Predecessor Fund, and the performance information presented below for the Fund reflects the performance of the Predecessor Fund for periods before October 25, 2024. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the one, five, and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling (833) 840-3937 or visiting the Fund’s website at www.naafunds.com.

Calendar Year Returns – Institutional Class

The Fund’s year-to-date return through June 30, 2024 is 14.02%.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	18.52%
Lowest Quarter	March 31, 2020	-26.41%

Average Annual Total Returns
(for periods ended December 31, 2023)

	One Year	Five Years	10 Years
NAA Allocation Fund
Institutional Class shares Return Before Taxes	11.01%	9.85%	7.20%
Institutional Class shares Return After Taxes on Distributions	10.09%	7.97%	5.50%
Institutional Class shares Return After Taxes on Distributions and Sale of Fund Shares	6.51%	7.43%	5.26%
Class A shares Return Before Taxes	5.33%	8.42%	6.22%
Class C shares Return Before Taxes	8.90%	8.75%	6.12%
Class P shares Return Before Taxes	10.74%	9.57%	6.93%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.29%	15.70%	12.03%
Dow Jones U.S. Large-Cap Total Stock Market Index (reflects no deduction for fees, expenses, or taxes)	26.86%	15.55%	11.88%
Guggenheim Directional Allocation IndexSM (reflects no deduction for fees, expenses or taxes)	10.01%	10.31%	8.00%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares. After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.

MANAGEMENT OF THE FUND

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Armen Arus	Portfolio Manager since inception	Chief Executive Officer
Julian Koski	Portfolio Manager since inception	Chief Investment Officer
Hugo Chang	Portfolio Manager since inception	Head of Research
Konstantin Tourevski	Portfolio Manager since inception	Senior Portfolio Manager
Burak Hurmeydan	Portfolio Manager of the Fund since inception and of the Predecessor Fund since 2018	Head of Quantitative Strategies

PURCHASE AND SALE OF FUND SHARES

The minimum investment amount is $2,500 for Class A and Class C shares, and the minimum subsequent investment is $100. Class A and Class C shares do not have a minimum account balance. The minimum initial investment is $2 million for Institutional Class shares, although the Adviser may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million.

Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Ultimus Fund Distributors, LLC has an agreement for using Class P shares of the Fund in investment products, programs, or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount, or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone, or through your financial intermediary. Written requests to the Fund should be sent to the NAA Allocation Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call (833) 840-3937 for assistance.

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY – NAA LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The NAA Large Cap Value Fund (the “Fund”) seeks long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and additional fees to financial intermediaries, which are not reflected in the table and example.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge may be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional Class	Class P
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses(1)	0.47%	0.46%	0.41%	0.50%
Total Annual Fund Operating Expenses	1.37%	2.11%	1.06%	1.40%
Less Management Fee Reductions and/or Expense Reimbursements(2)	(0.27%)	(0.26%)	(0.21%)	(0.30%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(2)	1.10%	1.85%	0.85%	1.10%

(1)	Other Expenses have been adjusted from amounts incurred during the Guggenheim Large Cap Value Fund’s most recent fiscal year to reflect estimated current expenses. The Trust determined that the Guggenheim Large Cap Value Fund, a series of Guggenheim Funds Trust, was the accounting and performance survivor of a reorganization that took place as of the close of business on or about October 25, 2024 (the “Reorganization”). As a result, it is referred to as the predecessor to the Fund (the “Predecessor Fund”). In addition to the Predecessor Fund, the Reorganization included the Guggenheim RBP Dividend Fund, the Guggenheim RBP Large-Cap Defensive Fund, and the Guggenheim RBP Large-Cap Value Fund, each a series of Transparent Value Trust, (together, the “Predecessor Funds”).
(2)	New Age Alpha Advisors, LLC (d/b/a New Age Alpha) (the “Adviser”) has contractually agreed, until January 31, 2027, to reduce the Fund’s Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, and extraordinary expenses such as litigation costs and other expenses not incurred in the ordinary course of the Fund’s business) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A – 1.10%, Class C – 1.85%, Institutional Class – 0.85%, and Class P – 1.10%. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect through the expiration date described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

		1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$582	$863	$1,165	$2,021
Class C	Sold	$288	$636	$1,110	$2,421
Class C	Held	$188	$636	$1,110	$2,421
Institutional Class	Sold or Held	$87	$316	$564	$1,275
Class P	Sold or Held	$112	$414	$737	$1,654

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2023, the Predecessor Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in large-capitalization securities that the Adviser considers having “value” characteristics. The Fund defines:

●	“value” as investments that appear to be undervalued relative to assets, earnings, growth potential or cash flows.

●	“large-capitalization” as those companies with market capitalizations generally falling within the range of the S&P 500® Index. The capitalization range of the S&P 500® Index is between $5.4 billion and $3.4 trillion as of July 31, 2024.

The Fund will primarily invest in equity securities, including common stocks, REITs, options, warrants, convertible debt securities of U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts (“ADRs”). Convertible securities are hybrid financial instruments that typically consist of bonds, debentures, or preferred shares that can be converted into a specified number of common or preferred shares of the issuing company, typically at the option of the security holder. The Fund may also invest in various investment vehicles for portfolio management purposes, such as mutual funds and exchange-traded funds (“ETF”), including cash management and liquidity management, to obtain a higher return on collateral positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in individual securities. In selecting mutual funds and ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy.

In selecting investments for the Fund, the Adviser uses qualitative and quantitative analysis, credit research, and other proprietary strategies to identify securities that, in combination, are expected to contribute to exceeding the total return of the S&P 500 Value Index. In buying and selling securities for the Fund, the Adviser will apply its proprietary H-Factor Scores (“H-Factor”) methodology to its security selection process. H-Factor uses an algorithm rooted in actuarial risk principles to construct a portfolio with exposure to returns across sectors, styles, geographies, and asset classes. Using an actuarial-based approach, H-Factor aims to identify underpriced and overpriced securities and assign them an H-Factor score, which is the probability that the issuer will not deliver growth to support the securities’ current price. By assigning these scores, the Adviser seeks to avoid the overpriced securities and invest in the underpriced securities. The Adviser’s team of portfolio managers and analysts use a bottom-up assessment of a company’s potential for success, including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. As a result of this investment process, the Fund may invest in a limited number of sectors or industries.

The Fund will sell investments when they no longer meet the Adviser’s investment criteria, market conditions change, or to meet redemption requests.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends upon the Adviser’s skill in selecting securities for purchase and sale by the Fund, and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are described below.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risks, such as changes in government’s economic policies, political turmoil, environmental events, trade disputes, epidemics, pandemics, or other public health issues. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed-income markets may negatively affect many issuers domestically and worldwide. It can result in trading halts, any of which could hurt the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and, therefore, adversely affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies are more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Value Investing Risk. Value investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or value stocks are out of favor. Value investing may be out of favor with investors occasionally, and value stocks may underperform the securities of other companies or the stock market in general.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Below are additional risks related to specific equity securities the Fund invests in.

Investment Company Risk. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, reducing the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares, and the listing exchange may halt trading of the shares.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and has precedence over common stock in paying dividends. If an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over those who own preferred and common stock.

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a particular period. Warrants may be more speculative than other types of investments. The cost of a warrant may be more volatile than the price of its underlying security, and a warrant may offer more significant potential for capital appreciation and loss. A warrant ceases to have value if it is not exercised before its expiration date.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, representing interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. Below are additional risks related to specific types of foreign securities the Fund invests in.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

REITs Risk. REITs are companies that own or finance income-producing real estate. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. The Fund’s REIT investments also subject it to management and tax risks.

Options Risk. Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or sell) a position in a security or contract to the writer of the option at a specific price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

PERFORMANCE SUMMARY

The Fund was reorganized as of the close of business on or about October 25, 2024, from the Predecessor Fund, a series of Guggenheim Funds Trust, and the Guggenheim RBP Dividend Fund, the Guggenheim RBP Large-Cap Defensive Fund, and the Guggenheim RBP Large-Cap Value Fund, each a series of Transparent Value Trust, (together, the “Predecessor Funds”), to a series of New Age Alpha Funds Trust (the “Reorganization”). The Predecessor Fund has been determined to be the performance survivor of the Reorganization into the Fund. While the Fund’s investment objective, principal investment strategies, fundamental investment restrictions, and risks are substantially similar to each Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance may be different than the performance of the Predecessor Funds prior to the Reorganization due to, among other things, differences in fees and expenses, the investment adviser, and the portfolio management team.

The Fund has adopted the performance of the Predecessor Fund, and the performance information presented below for the Fund reflects the performance of the Predecessor Fund for periods before October 25, 2024. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A shares performance from year to year and by showing how the Fund’s average annual total returns for the one, five, and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling (833) 840-3937 or visiting the Fund’s website at www.naafunds.com.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

Calendar Year Returns – Class A

The Fund’s year-to-date return through June 30, 2024 is 8.48%.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2020	18.64%
Lowest Quarter	March 31, 2020	-27.95%

Average Annual Total Returns
(for periods ended December 31, 2023)

	Inception	One Year	Five Years	10 Years or, if shorter, Since Inception
NAA Large Cap Value Fund	8/7/1944
Class A shares Return Before Taxes		3.67%	10.10%	7.68%
Class A shares Return After Taxes on Distributions		0.67%	7.67%	5.57%
Class A shares Return After Taxes on Distributions and Sale of Fund Shares		3.74%	7.46%	5.53%
Class C shares Return Before Taxes	1/29/1999	7.05%	10.34%	7.39%
Institutional Class shares Return Before Taxes	6/7/2013	9.09%	11.45%	8.47%
Class P shares Return Before Taxes	5/1/2015	8.84%	11.18%	8.28%[1]
S&P 500 Value Index (reflects no deduction for fees, expenses, or taxes)		22.23%	14.12%	10.01%[2]
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)		11.46%	10.91%	8.40%[2]

1	Performance reflects return since inception of Class P shares.
2	Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares. After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.

MANAGEMENT OF THE FUND

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Armen Arus	Portfolio Manager since inception	Chief Executive Officer
Julian Koski	Portfolio Manager since inception	Chief Investment Officer
Hugo Chang	Portfolio Manager since inception	Head of Research
Konstantin Tourevski	Portfolio Manager since inception	Senior Portfolio Manager
Burak Hurmeydan	Portfolio Manager of the Fund since inception and of the Predecessor Fund since 2018	Head of Quantitative Strategies

PURCHASE AND SALE OF FUND SHARES

The minimum investment amount is $2,500 for Class A and Class C shares, and the minimum subsequent investment is $100. Class A and Class C shares do not have a minimum account balance. The minimum initial investment is $2 million for Institutional Class shares, although the Adviser may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million.

Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Ultimus Fund Distributors, LLC has an agreement for using Class P shares of the Fund in investment products, programs, or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount, or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone, or through your financial intermediary. Written requests to the Fund should be sent to the NAA Large Cap Value Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call (833) 840-3937 for assistance.

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY – NAA LARGE CORE FUND

INVESTMENT OBJECTIVE

The NAA Large Core Fund (the “Fund”) seeks long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and additional fees to financial intermediaries, which are not reflected in the table and example.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge may be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional Class	Class P
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses(1)	0.25%	0.25%	0.26%	0.34%
Total Annual Fund Operating Expenses	1.25%	2.00%	1.01%	1.34%

(1)	Other Expenses have been adjusted from amounts incurred during the Guggenheim StylePlus-Large Core Fund’s most recent fiscal year to reflect estimated current expenses. The Guggenheim StylePlus-Large Core Fund, a series of Guggenheim Funds Trust, is the predecessor to the Fund (the “Predecessor Fund”).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect through the expiration date described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

		1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$596	$853	$1,129	$1,915
Class C	Sold	$303	$627	$1,078	$2,327
Class C	Held	$203	$627	$1,078	$2,327
Institutional Class	Sold or Held	$103	$322	$558	$1,236
Class P	Sold or Held	$136	$425	$734	$1,613

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2023, the Predecessor Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in large-capitalization securities that the Adviser considers having “core” characteristics. The Fund defines “core” as investments that typically represent a balance between value and growth investing. However, any particular security may have different degrees of growth or value characteristics. The Fund defines:

●	“value” as investments that appear to be undervalued relative to assets, earnings, growth potential or cash flows.

●	“growth” as investments having what the Adviser believes to be above-average growth rates (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields), each as compared to their industry or the overall market.

●	“large-capitalization as those companies with market capitalizations generally falling within the range of the S&P 500® Index. The capitalization range of the S&P 500® Index is between $5.4 billion and $3.4 trillion as of July 31, 2024.

The Fund will primarily invest in equity securities, including common stocks, REITs, options, warrants, convertible debt securities of U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts (“ADRs”). Convertible securities are hybrid financial instruments that typically consist of bonds, debentures, or preferred shares that can be converted into a specified number of common or preferred shares of the issuing company, typically at the option of the security holder. The Fund may also invest in various investment vehicles, such as mutual funds and exchange-traded funds (“ETFs”), for portfolio management purposes, including cash and liquidity management, to obtain a higher return on collateral positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in individual securities. In selecting mutual funds and ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy.

In selecting investments for the Fund, the Adviser uses qualitative and quantitative analysis, credit research, and other proprietary strategies to identify securities that, in combination, are expected to contribute to exceeding the total return of the S&P 500 Index. In buying and selling securities for the Fund, the Adviser will apply its proprietary H-Factor Scores (“H-Factor”) methodology in its security selection process. H-Factor uses an algorithm rooted in actuarial risk principles to construct a portfolio with exposure to returns across sectors, styles, geographies, and asset classes. Using an actuarial-based approach, H-Factor aims to identify underpriced and overpriced securities and assign them an H-Factor score, which is the probability that the issuer will not deliver growth to support the securities’ current price. By assigning these scores, the Adviser seeks to avoid the overpriced securities and invest in the underpriced securities. The Adviser’s team of portfolio managers and analysts use a bottom-up assessment of a company’s potential for success, including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. As a result of this investment process, the Fund may invest in a limited number of sectors or industries.

The Fund will sell investments when they no longer meet the Adviser’s investment criteria, market conditions change, or to meet redemption requests.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends upon the Adviser’s skill in selecting securities for purchase and sale by the Fund, and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are described below.

Growth Investing Risk. Growth investing includes the risk of investing in securities whose prices have historically been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

Value Investing Risk. Value investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or value stocks are out of favor. Value investing may be out of favor with investors occasionally, and value stocks may underperform the securities of other companies or the stock market in general.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risks, such as changes in government’s economic policies, political turmoil, environmental events, trade disputes, epidemics, pandemics, or other public health issues. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed-income markets may negatively affect many issuers domestically and worldwide. It can result in trading halts, any of which could hurt the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and, therefore, adversely affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies are more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Below are additional risks related to specific equity securities the Fund invests in.

Investment Company Risk. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, reducing the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares, and the listing exchange may halt trading of the shares.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and has precedence over common stock in paying dividends. If an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over those who own preferred and common stock.

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a particular period. Warrants may be more speculative than other types of investments. The cost of a warrant may be more volatile than the price of its underlying security, and a warrant may offer more significant potential for capital appreciation and loss. A warrant ceases to have value if it is not exercised before its expiration date.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, representing interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. Below are additional risks related to specific types of foreign securities the Fund invests in.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

REITs Risk. REITs are companies that own or finance income-producing real estate. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. The Fund’s REIT investments also subject it to management and tax risks.

Options Risk. Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or sell) a position in a security or contract to the writer of the option at a specific price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

PERFORMANCE SUMMARY

The Fund was reorganized as of the close of business on or about October 25, 2024, from the Predecessor Fund to a series of New Age Alpha Funds Trust (the “Reorganization”). While the Fund’s investment objective, principal investment strategies, fundamental investment restrictions, and risks are substantially similar to the Predecessor Fund and theoretically would have invested in a similar portfolio of securities, the Fund’s performance may be different than the performance of the Predecessor Fund prior to the Reorganization due to, among other things, differences in fees and expenses, the investment adviser, and the portfolio management team.

The Fund has adopted the performance of the Predecessor Fund, and the performance information presented below for the Fund reflects the performance of the Predecessor Fund for periods before October 25, 2024. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A shares performance from year to year and by showing how the Fund’s average annual total returns for the one, five, and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling (833) 840-3937 or visiting the Fund’s website at www.naafunds.com.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

Calendar Year Returns – Class A

The Fund’s year-to-date return through June 30, 2024 is 15.17%.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	22.58%
Lowest Quarter	March 31, 2020	-21.95%

Average Annual Total Returns
(for periods ended December 31, 2023)

	Inception	One Year	Five Years	10 Years or, if shorter, Since Inception
NAA Large Core Fund	9/10/1962
Class A shares Return Before Taxes		20.72%	13.22%	10.73%
Class A shares Return After Taxes on Distributions		19.51%	10.40%	7.24%
Class A shares Return After Taxes on Distributions and Sale of Fund Shares		12.26%	9.90%	7.36%
Class C shares Return Before Taxes	1/29/1999	24.57%	13.30%	10.26%
Institutional Class shares Return Before Taxes	3/1/2012	27.08%	14.58%	11.56%
Class P shares Return Before Taxes	5/1/2015	26.59%	14.19%	10.71%[1]
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		26.29%	15.69%	12.03%[2]

1	Performance reflects return since inception of Class P shares.
2	The performance of the benchmark index is shown for the same periods as shown for the performance of Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares. After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.

MANAGEMENT OF THE FUND

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Armen Arus	Portfolio Manager since inception	Chief Executive Officer
Julian Koski	Portfolio Manager since inception	Chief Investment Officer
Hugo Chang	Portfolio Manager since inception	Head of Research
Konstantin Tourevski	Portfolio Manager since inception	Senior Portfolio Manager
Burak Hurmeydan	Portfolio Manager since inception	Head of Quantitative Strategies

PURCHASE AND SALE OF FUND SHARES

The minimum investment amount is $2,500 for Class A and Class C shares, and the minimum subsequent investment is $100. Class A and Class C shares do not have a minimum account balance. The minimum initial investment is $2 million for Institutional Class shares, although the Adviser may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million.

Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Ultimus Fund Distributors, LLC has an agreement for using Class P shares of the Fund in investment products, programs, or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount, or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone, or through your financial intermediary. Written requests to the Fund should be sent to the NAA Large Core Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call (833) 840-3937 for assistance.

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY – NAA MARKET NEUTRAL REAL ESTATE FUND

INVESTMENT OBJECTIVE

The NAA Market Neutral Real Estate Fund (the “Fund”) seeks to provide capital appreciation while limiting exposure to general stock market risk.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and additional fees to financial intermediaries, which are not reflected in the table and example.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge may be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional Class	Class P
Management Fees	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses(1)(2)	0.58%	0.55%	0.60%	0.64%
Total Annual Fund Operating Expenses	1.93%	2.65%	1.70%	1.99%
Less Management Fee Reductions and/or Expense Reimbursements(3)	(0.33%)	(0.30%)	(0.35%)	(0.39%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(3)	1.60%	2.35%	1.35%	1.60%

(1)	Other Expenses have been adjusted from amounts incurred during the Guggenheim Market Neutral Real Estate Fund’s most recent fiscal year to reflect estimated current expenses. The Guggenheim Market Neutral Real Estate Fund, a series of Guggenheim Funds Trust, is the predecessor to the Fund (the “Predecessor Fund”).
(2)	The costs of investing in derivatives is an indirect expense that is not included in the above fee table or in the Example below. The total indirect cost of investing in derivatives is estimated to be less than 0.01% for the current fiscal year. Actual expenses may differ from this estimate.
(3)	New Age Alpha Advisors, LLC (d/b/a New Age Alpha) (the “Adviser”) has contractually agreed, until January 31, 2027, to reduce the Fund’s Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, Acquired Fund fees and expenses, and extraordinary expenses such as litigation costs and other expenses not incurred in the ordinary course of the Fund’s business) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A – 1.60%, Class C – 2.35%, Institutional Class – 1.35%, and Class P – 1.60%. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect through the expiration date described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

		1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$630	$990	$1,408	$2,569
Class C	Sold	$338	$765	$1,350	$2,938
Class C	Held	$238	$765	$1,350	$2,938
Institutional Class	Sold or Held	$137	$466	$855	$1,948
Class P	Sold or Held	$163	$547	$999	$2,252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2023, the Predecessor Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will employ a fundamental long-short real estate strategy that seeks to neutralize exposure to general stock market risk and volatility by taking long and short positions in real estate investments. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in (i) long and short equity securities of issuers primarily engaged in the real estate industry, such as real estate investment trusts (“REITs”); and (ii) equity-like securities, including individual securities, exchange-traded funds (“ETFs”) and derivatives, giving long and short exposure to (i.e., economic characteristics similar to) issuers primarily engaged in the real estate industry. In selecting ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy. The Fund will concentrate its investments in the real estate industry (i.e., invest more than 25% of its total assets in securities of issuers considered to be primarily engaged in the real estate industry).

The Fund will consider an issuer to be primarily engaged in the real estate industry if: (i) at least 50% of its assets, income, sales, or profits are committed to or derived from the ownership, construction, management, financing, leasing, brokering, or sale of residential, or commercial real estate, or the provision of products and services related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies or (ii) a widely recognized industry classification system provider has given the company an industry or sector classification consistent with the real estate industry.

Equity securities in which the Fund may invest include common stocks, REITs, and other investment vehicles primarily engaged in the real estate industry, ETFs, and American Depositary Receipts (“ADRs”). The Fund may also invest in exchange-traded notes (“ETNs”), giving exposure to real estate markets. The Fund may take a long position by buying a security that the Adviser believes will appreciate. Alternatively, it may sell a security short by borrowing it from a third party to sell it later at a market price. The Fund will usually obtain exposure to short positions by entering into derivative instruments. Short positions may be used to hedge long positions or to seek positive returns where the Adviser believes the security will depreciate.

The Fund may dynamically adjust its long and short exposure to the real estate markets over time based on macroeconomic, industry-specific, and other factors. The Fund’s long-short strategy is designed to reduce its overall exposure to general stock market movements and produce returns that are uncorrelated to other major asset classes. The Fund may reinvest the proceeds of its short sales by taking additional long positions.

To enhance the Fund’s exposure to real estate markets and increase the Fund’s returns, at the discretion of the Adviser, the Fund’s long and short positions in equities may be combined with investments in derivatives. The derivatives in which the Fund invests include, among other derivatives, swap agreements (some of these instruments may be traded in the over-the-counter market). These investments will be used to obtain the Fund’s short exposure. They may also hedge the Fund’s portfolio, maintain long exposure to the equity markets, increase returns, generate income, or seek to manage its volatility.

In buying and selling securities for the Fund, the Adviser may apply its proprietary H-Factor Scores (“H-Factor”) methodology to its security selection process. H-Factor uses an algorithm rooted in actuarial risk principles to construct a portfolio with exposure to returns across sectors, styles, geographies, and asset classes. Using an actuarial-based approach, H-Factor aims to identify underpriced and overpriced securities and assign them an H-Factor score, which is the probability that the issuer will not deliver growth to support the securities’ current price. By assigning these scores, the Adviser seeks to avoid the overpriced securities and invests in the underpriced securities. The Adviser’s team of portfolio managers and analysts will make investment decisions based primarily on a relative value fundamental framework. A top-down approach to allocating the Fund’s assets among geographic regions and property sectors will guide these investment decisions. The Adviser will then select individual securities using a bottom-up approach, focused primarily on a relative value-oriented process that reflects the macro-level investment themes and a due diligence process that includes, among other analytical components, an assessment of issuer-specific factors such as management insight and strategic direction.

The Fund will sell investments when they no longer meet the Adviser’s investment criteria, market conditions change, to meet redemption requests, or close or unwind derivatives transactions.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends upon the Adviser’s skill in selecting securities for purchase and sale by the Fund, and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are described below.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risks, such as changes in government’s economic policies, political turmoil, environmental events, trade disputes, epidemics, pandemics, or other public health issues. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed-income markets may negatively affect many issuers domestically and worldwide. It can result in trading halts, any of which could hurt the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and, therefore, adversely affect the Fund.

Real Estate Industry Concentration Risk. The real estate market’s performance will significantly impact the Fund’s real estate investments. They may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions, (ii) changes in the value of real estate properties, (iii) risks related to local economic conditions, overbuilding, and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. Special risks are also generally associated with commercial real estate sectors or operations. The Fund’s investments will be subject to the risks typically associated with real estate, including but not limited to the following:

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties or concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact their ability to meet their payment obligations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve.

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties, extended vacancies, catastrophic events, and casualty or condemnation losses. Real estate income and values may also be greatly affected by demographic trends, changing tastes and values, or increasing vacancies or declining rents.

Regulatory Risk. Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes, or environmental regulations, may also have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because borrowers fail to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, ground lease payments, tenant improvements, third-party leasing commissions, and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected.

REITs Risk. REITs are companies that own or finance income-producing real estate. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. The Fund’s REIT investments also subject it to management and tax risks.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Below are additional risks related to specific equity securities the Fund invests in.

Investment Company Risk. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, reducing the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares, and the listing exchange may halt trading of the shares.

Exchange-traded Notes Risk. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays the investor cash equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility, and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The availability of a secondary market may limit a Fund’s decision to sell its ETN holdings. ETNs are also subject to tax risk. The timing and character of income and gains derived by a Fund from investments in ETNs may be affected by future legislation. Sometimes, an ETN share trades at a premium or discount to its market benchmark or strategy.

Long/Short Strategy Risk. The Adviser expects to employ a “long/short” strategy for the Fund, meaning that the Fund expects to invest in both long and short positions. There is the risk that the Fund’s long or short positions will not perform as expected, and losses on one type of position could more than offset gains on the other, or both positions may suffer losses. Additionally, there can be no assurance that the Fund’s short positions will successfully hedge against portfolio risk.

Short Sales Risk. The Fund expects to sell securities short. The Fund will incur a loss because of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, the lender of the borrowed security may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and, as a result, the Fund may have to buy the securities sold short at an unfavorable time and for an unfavorable price. If this occurs, the Fund’s investment may result in a loss. The Fund’s losses are potentially unlimited in a short-sale transaction.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, representing interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. Below are additional risks related to specific types of foreign securities the Fund invests in.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Derivatives Risk. Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and more significant than those associated with investing directly in securities, currencies, or other investments, including risks relating to leverage, market conditions, and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions, and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Adviser is incorrect about its expectations of market conditions, using derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. The Fund’s derivatives may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity, and valuation risks. Certain risks are also specific to the derivatives in which the Fund invests.

Leverage Risk. The Fund’s use of derivative instruments may have the economic effect of financial leverage. Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument. It may result in increased volatility, which means that the Fund will have the potential for greater losses than if it does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the Fund’s costs to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. There can be no assurance that the Fund’s use of leverage will be successful. The Fund may experience leverage risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets needed to purchase the securities directly so that the remainder of the assets may be invested in other investments. Such investments may leverage the Fund because it may experience gains or losses not only on its investments in derivatives but also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives increases, this increases by declining values of the other investments. Conversely, it is possible that the rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining, and the value of its other investments is declining, the Fund may experience substantial losses.

Counterparty Credit Risk. The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class, or other reference asset without purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the total amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.

Swap Agreements Risk. Swap agreements are contracts between the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with swap agreements differ from those associated with ordinary portfolio securities transactions because they could be considered illiquid, and many swaps trade on the OTC market. Swaps are subject to counterparty credit, correlation, valuation, liquidity, and leverage risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing specific margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

Money Market Fund Risk. When the Fund invests in an underlying fund, including a money market fund, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, which may be duplicative. Although each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the underlying fund will be able to do so.

PERFORMANCE SUMMARY

The Fund was reorganized as of the close of business on or about October 25, 2024, from the Predecessor Fund, to a series of New Age Alpha Funds Trust (the “Reorganization”). While the Fund’s investment objective, principal investment strategies, fundamental investment restrictions, and risks are substantially similar to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance may be different than the performance of the Predecessor Fund prior to the Reorganization due to, among other things, differences in fees and expenses, the investment adviser, and the portfolio management team.

The Fund has adopted the performance of the Predecessor Fund, and the performance information presented below for the Fund reflects the performance of the Predecessor Fund for periods before October 25, 2024. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A shares performance from year to year and by showing how the Fund’s average annual total returns for the one, five, and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling (833) 840-3937 or visiting the Fund’s website at www.naafunds.com.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

Calendar Year Returns – Class A

The Fund’s year-to-date return through June 30, 2024 is 0.04%.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	March 31, 2020	11.63%
Lowest Quarter	June 30, 2020	-4.81%

Average Annual Total Returns
(for periods ended December 31, 2023)

	Inception	One Year	Five Years	Since Inception
NAA Market Neutral Real Estate Fund	2/26/2016
Class A shares Return Before Taxes		-1.90%	1.64%	2.06%
Class A shares Return After Taxes on Distributions		-2.82%	1.21%	1.55%
Class A shares Return After Taxes on Distributions and Sale of Fund Shares		-1.13%	1.13%	1.45%
Class C shares Return Before Taxes	2/26/2016	1.20%	1.85%	1.91%
Institutional Class shares Return Before Taxes	2/26/2016	3.21%	2.88%	2.92%
Class P shares Return Before Taxes	2/26/2016	2.99%	2.62%	2.64%
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)		5.05%	1.89%	1.59%[1]

1	Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares. After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.

MANAGEMENT OF THE FUND

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Armen Arus	Portfolio Manager since inception	Chief Executive Officer
Julian Koski	Portfolio Manager since inception	Chief Investment Officer
Hugo Chang	Portfolio Manager since inception	Head of Research
Konstantin Tourevski	Portfolio Manager since inception	Senior Portfolio Manager
Burak Hurmeydan	Portfolio Manager of the Fund since inception and of the Predecessor Fund since May 2024	Head of Quantitative Strategies

PURCHASE AND SALE OF FUND SHARES

The minimum investment amount is $2,500 for Class A and Class C shares. The minimum subsequent investment is $100. Class A and Class C shares do not have a minimum account balance. The minimum initial investment is $2 million for Institutional Class shares, although the Adviser may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million.

Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Ultimus Fund Distributors, LLC has an agreement for using Class P shares of the Fund in investment products, programs, or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount, or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone, or through your financial intermediary. Written requests to the Fund should be sent to the NAA Market Neutral Real Estate Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call (833) 840-3937 for assistance.

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY – NAA MID GROWTH FUND

INVESTMENT OBJECTIVE

The NAA Mid Growth Fund (the “Fund”) seeks long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and additional fees to financial intermediaries, which are not reflected in the table and example.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge may be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional Class	Class P
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses(1)	0.44%	0.45%	0.51%	0.50%
Total Annual Fund Operating Expenses	1.44%	2.20%	1.26%	1.50%

(1)	Other Expenses have been adjusted from amounts incurred during the Guggenheim StylePlus-Mid Growth Fund’s most recent fiscal year to reflect estimated current expenses. The Guggenheim Style-Plus Mid Growth Fund, a series of Guggenheim Funds Trust, is the predecessor to the Fund (the “Predecessor Fund”).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

		1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$615	$909	$1,225	$2,117
Class C	Sold	$323	$688	$1,180	$2,534
Class C	Held	$223	$688	$1,180	$2,534
Institutional Class	Sold or Held	$128	$400	$692	$1,523
Class P	Sold or Held	$153	$474	$818	$1,791

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2023, the Predecessor Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Mid-capitalization securities that the Adviser considers having “growth” characteristics. The Fund defines:

●	“growth” as investments having what the Adviser believes to be above-average growth rates (high growth rates for earnings, sales, book value, and cash flow) as compared to their industry or the overall market.

●	“mid-capitalization” as those companies with market capitalizations generally within the range of the S&P MidCap 400® Index. The capitalization range of the S&P MidCap 400® Index is between $1.3 billion and $20.8 billion as of July 31, 2024.

The Fund will primarily invest in equity securities, including common stocks, REITs, options, warrants, convertible securities of U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts (“ADRs”). Convertible securities are hybrid financial instruments that typically consist of bonds, debentures, or preferred shares that can be converted into a specified number of common or preferred shares of the issuing company, typically at the option of the security holder.

The Fund may also invest in various investment vehicles for portfolio management purposes, such as mutual funds and exchange-traded funds (“ETFs”), including cash management and liquidity management, to obtain a higher return on collateral positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in individual securities. In selecting mutual funds and ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy.

In selecting investments for the Fund, the Adviser uses qualitative and quantitative analysis, credit research, and other proprietary strategies to identify securities that, in combination, are expected to contribute to exceeding the total return of the S&P Mid Cap 400 Growth Index. In buying and selling securities for the Fund, the Adviser will apply its proprietary H-Factor Scores (“H-Factor”) methodology to its security selection process. H-Factor uses an algorithm rooted in actuarial risk principles to construct a portfolio with exposure to returns across sectors, styles, geographies, and asset classes. Using an actuarial-based approach, H-Factor aims to identify underpriced and overpriced securities and assign them an H-Factor score, which is the probability that the issuer will not deliver growth to support the securities’ current price. By assigning these scores, the Adviser seeks to avoid the overpriced securities and invests in the underpriced securities. The Adviser’s team of portfolio managers and analysts use a bottom-up assessment of a company’s potential for success, including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. As a result of this investment process, the Fund may invest in a limited number of sectors or industries.

The Fund will sell investments when they no longer meet the Adviser’s investment criteria, market conditions change, or to meet redemption requests.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends upon the Adviser’s skill in selecting securities for purchase and sale by the Fund, and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are described below.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risks, such as changes in government’s economic policies, political turmoil, environmental events, trade disputes, epidemics, pandemics, or other public health issues. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed-income markets may negatively affect many issuers domestically and worldwide. It can result in trading halts, any of which could hurt the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and, therefore, adversely affect the Fund.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. Mid-capitalization companies are typically subject to greater earnings and changes in business prospects than larger, more established companies. Investors may not follow them widely, which can lower the demand for their stock.

Growth Investing Risk. Growth investing includes the risk of investing in securities whose prices have historically been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Below are additional risks related to specific equity securities the Fund invests in.

Investment Company Risk. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, reducing the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares, and the listing exchange may halt trading of the shares.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and has precedence over common stock in paying dividends. If an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over those who own preferred and common stock.

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a particular period. Warrants may be more speculative than other types of investments. The cost of a warrant may be more volatile than the price of its underlying security, and a warrant may offer more significant potential for capital appreciation and loss. A warrant ceases to have value if it is not exercised before its expiration date.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, representing interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. Below are additional risks related to specific types of foreign securities the Fund invests in.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Options Risk. Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or sell) a position in a security or contract to the writer of the option at a specific price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

PERFORMANCE SUMMARY

The Fund was reorganized as of the close of business on or about October 25, 2024, from the Predecessor Fund, to a series of New Age Alpha Funds Trust (the “Reorganization”). While the Fund’s investment objective, principal investment strategies, fundamental investment restrictions, and risks are substantially similar to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance may be different than the performance of the Predecessor Fund prior to the Reorganization due to, among other things, differences in fees and expenses, the investment adviser, and the portfolio management team.

The Fund has adopted the performance of the Predecessor Fund, and the performance information presented below for the Fund reflects the performance of the Predecessor Fund for periods before October 25, 2024. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A shares performance from year to year and by showing how the Fund’s average annual total returns for the one, five, and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling (833) 840-3937 or visiting the Fund’s website at www.naafunds.com.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

Calendar Year Returns – Class A

The Fund’s year-to-date return through June 30, 2024 is 7.56%.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	31.82%
Lowest Quarter	March 31, 2020	-23.81%

Average Annual Total Returns
(for periods ended December 31, 2023)

	Inception	One Year	Five Years	10 Years or, if shorter, Since Inception
NAA Mid Growth Fund	9/17/1969
Class A shares Return Before Taxes		20.39%	11.54%	9.13%
Class A shares Return After Taxes on Distributions		19.27%	8.40%	5.77%
Class A shares Return After Taxes on Distributions and Sale of Fund Shares		12.07%	8.59%	6.27%
Class C shares Return Before Taxes	1/29/1999	24.25%	11.63%	8.71%
Institutional Class shares Return Before Taxes	3/1/2012	26.71%	12.78%	9.79%
Class P shares Return Before Taxes	5/1/2015	25.99%	12.41%	8.84%[1]
S&P Mid Cap 400 Growth Index (reflects no deduction for fees, expenses, or taxes)		17.49%	11.92%	9.04%[2]
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)		25.87%	13.81%	10.57%[2]

1	Performance reflects return since inception of Class P shares.
2	The performance of the benchmark index is shown for the same periods as shown for the performance of Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares. After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.

MANAGEMENT OF THE FUND

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Armen Arus	Portfolio Manager since inception	Chief Executive Officer
Julian Koski	Portfolio Manager since inception	Chief Investment Officer
Hugo Chang	Portfolio Manager since inception	Head of Research
Konstantin Tourevski	Portfolio Manager since inception	Senior Portfolio Manager
Burak Hurmeydan	Portfolio Manager since inception	Head of Quantitative Strategies

PURCHASE AND SALE OF FUND SHARES

The minimum investment amount is $2,500 for Class A and Class C shares. The minimum subsequent investment is $100. Class A and Class C shares do not have a minimum account balance. The minimum initial investment is $2 million for Institutional Class shares, although the Adviser may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million.

Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Ultimus Fund Distributors, LLC has an agreement for using Class P shares of the Fund in investment products, programs, or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount, or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone, or through your financial intermediary. Written requests to the Fund should be sent to the NAA Mid Growth Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call (833) 840-3937 for assistance.

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY – NAA OPPORTUNITY FUND

INVESTMENT OBJECTIVE

The NAA Opportunity Fund (the “Fund”) seeks long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and additional fees to financial intermediaries, which are not reflected in the table and example.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge may be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional Class	Class P
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses(1)(2)	0.66%	0.70%	0.57%	0.65%
Total Annual Fund Operating Expenses	1.81%	2.60%	1.47%	1.80%
Less Management Fee Reductions and/or Expense Reimbursements(3)	(0.10%)	(0.14%)	(0.06%)	(0.09%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(3)	1.71%	2.46%	1.41%	1.71%

(1)	Other Expenses have been adjusted from amounts incurred during the Guggenheim Alpha Opportunity Fund’s most recent fiscal year to reflect estimated current expenses. The Guggenheim Alpha Opportunity Fund, a series of Guggenheim Funds Trust, is the predecessor to the Fund (the “Predecessor Fund”).
(2)	The costs of investing in derivatives is an indirect expense that is not included in the above fee table or in the Example below. The total indirect cost of investing in derivatives is estimated to be less than 0.01% for the current fiscal year. Actual expenses may differ from this estimate.
(3)	New Age Alpha Advisors, LLC (d/b/a New Age Alpha) (the “Adviser”) has contractually agreed, until January 31, 2027, to reduce the Fund’s Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, Acquired Fund fees and expenses, and extraordinary expenses such as litigation costs and other expenses not incurred in the ordinary course of the Fund’s business) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A – 1.71%, Class C – 2.46%, Institutional Class – 1.41%, and Class P – 1.71%. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect through the expiration date described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

		1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$641	$998	$1,390	$2,484
Class C	Sold	$349	$781	$1,355	$2,913
Class C	Held	$249	$781	$1,355	$2,913
Institutional Class	Sold or Held	$144	$459	$797	$1,752
Class P	Sold or Held	$174	$548	$958	$2,101

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2023, the Predecessor Fund’s portfolio turnover rate was 309% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund pursues its objective by investing in long and short positions of domestic equity and equity-related securities (including swaps and other derivative investments giving long or short exposure to domestic equity securities). The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. That level of exposure is obtained through stocks or derivatives, including swap agreements (which include but are not limited to, total return swap agreements). The Fund’s typical investment exposure ranges from net long of 80% of net asset value to net short exposure of 20% of net asset value. The overall investment exposure will change as market opportunities change and may be outside this range based on the Adviser’s view of current market conditions.

The Fund may invest in domestic equity securities, including small-, mid-, and large-capitalization securities. The Fund defines:

●	“large-capitalization” as those companies with market capitalizations generally falling within the range of the S&P 500® Index. The capitalization range of the S&P 500® Index is between $5.4 billion and $3.4 trillion as of July 31, 2024.

●	“mid-capitalization” as those companies with market capitalizations generally within the range of the S&P MidCap 400® Index. The capitalization range of the S&P MidCap 400® Index is between $1.3 billion and $20.8 billion as of July 31, 2024.

●	“small-capitalization” as those companies with market capitalizations generally within the range of the S&P SmallCap 600® Index. The capitalization range of the S&P SmallCap 600® Index is between $150 million and $8.4 billion as of July 31, 2024.

The Fund may also invest in derivative instruments, including swaps on selected baskets of equity securities, to enable it to pursue its investment objective without investing directly in the securities of companies to which the Fund is seeking exposure. The Fund may also invest in derivatives, such as options and futures contracts, to hedge or gain leveraged exposure to a particular sector, industry, market risk factor, or company or to obtain or replicate market exposure depending on market conditions. The Fund will often invest in instruments traded in the over-the-counter (“OTC”) market, which generally provides less transparency than exchange-traded instruments. The Fund also may enter into long positions or short sales of broad-based stock indices for hedging purposes to reduce the Fund’s risk or volatility through, among other instruments, exchange-traded funds (“ETFs”) and closed-end funds. In selecting funds and ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy.

While the Fund anticipates investing in these securities and instruments to achieve its investment objective, the extent of the Fund’s investment in these securities and instruments may vary depending on several factors, including price, availability, and general market conditions. The Fund may hold U.S. government securities, short-term, high-quality (rated AA or higher) fixed-income instruments, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions. The Fund may also enter into repurchase agreements with counterparties deemed to present acceptable credit risks.

In buying and selling securities for the Fund, the Adviser will apply its proprietary H-Factor Scores (“H-Factor”) methodology to its security selection process. H-Factor uses an algorithm rooted in actuarial risk principles to construct a portfolio with exposure to returns across sectors, styles, geographies, and asset classes. Using an actuarial-based approach, H-Factor aims to identify underpriced and overpriced securities and assign them an H-Factor score, which is the probability that the issuer will not deliver growth to support the securities’ current price. By assigning these scores, the Adviser seeks to avoid the overpriced securities and invest in the underpriced securities. The Adviser’s team of portfolio managers and analysts use a bottom-up assessment of a company’s potential for success, including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. As a result of this investment process, the Fund may invest in a limited number of sectors or industries.

The Fund will sell investments when they no longer meet the Adviser’s investment criteria, market conditions change, to meet redemption requests, or close or unwind derivatives transactions.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends upon the Adviser’s skill in selecting securities for purchase and sale by the Fund, and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are described below.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risks, such as changes in government’s economic policies, political turmoil, environmental events, trade disputes, epidemics, pandemics, or other public health issues. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed-income markets may negatively affect many issuers domestically and worldwide. It can result in trading halts, any of which could hurt the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and, therefore, adversely affect the Fund.

Long/Short Strategy Risk. The Adviser expects to employ a “long/short” strategy for the Fund, meaning that the Fund expects to invest in both long and short positions. There is the risk that the Fund’s long or short positions will not perform as expected, and losses on one type of position could more than offset gains on the other, or both positions may suffer losses. Additionally, there can be no assurance that the Fund’s short positions will successfully hedge against portfolio risk.

Short Sales Risk. The Fund expects to sell securities short. The Fund will incur a loss because of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, the lender of the borrowed security may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and, as a result, the Fund may have to buy the securities sold short at an unfavorable time and for an unfavorable price. If this occurs, the Fund’s investment may result in a loss. The Fund’s losses are potentially unlimited in a short-sale transaction.

Small Capitalization Company Risk. The Fund is subject to the risk that securities of small capitalization companies may underperform other segments of the equity market or the equity market. Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger and more established companies. Because smaller companies may have inexperienced management and limited operating history, product lines, market diversification, and financial resources, the securities of these companies may be more speculative, volatile, and less liquid than the securities of larger companies. They can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings, or other adverse developments.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. Mid-capitalization companies are typically subject to greater earnings and changes in business prospects than larger, more established companies. Investors may not follow them widely, which can lower the demand for their stock.

Large-Capitalization Company Risk. Large-capitalization companies are more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Below are additional risks related to specific equity securities the Fund invests in.

Investment Company Risk. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, reducing the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares, and the listing exchange may halt trading of the shares.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and has precedence over common stock in paying dividends. If an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over those who own preferred and common stock.

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a particular period. Warrants may be more speculative than other types of investments. The cost of a warrant may be more volatile than the price of its underlying security, and a warrant may offer more significant potential for capital appreciation and loss. A warrant ceases to have value if it is not exercised before its expiration date.

Derivatives Risk. Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and more significant than those associated with investing directly in securities, currencies, or other investments, including risks relating to leverage, market conditions, and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions, and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Adviser is incorrect about its expectations of market conditions, using derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. The Fund’s derivatives may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity, and valuation risks. Certain risks are also specific to the derivatives in which the Fund invests.

Leverage Risk. The Fund’s use of derivative instruments may have the economic effect of financial leverage. Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument. It may result in increased volatility, which means that the Fund will have the potential for greater losses than if it does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the Fund’s costs to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. There can be no assurance that the Fund’s use of leverage will be successful. The Fund may experience leverage risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets needed to purchase the securities directly so that the remainder of the assets may be invested in other investments. Such investments may leverage the Fund because it may experience gains or losses not only on its investments in derivatives but also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives increases, this increases by declining values of the other investments. Conversely, it is possible that the rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining, and the value of its other investments is declining, the Fund may experience substantial losses.

Counterparty Credit Risk. The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class, or other reference asset without purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the total amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.

Futures Contracts Risk. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a specific price and date or cash settlement of the terms of the contract. The risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile, and using futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.

Options Risk. Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or sell) a position in a security or contract to the writer of the option at a specific price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Swap Agreements Risk. Swap agreements are contracts between the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with swap agreements differ from those associated with ordinary portfolio securities transactions because they could be considered illiquid, and many swaps trade on the OTC market. Swaps are subject to counterparty credit, correlation, valuation, liquidity, and leverage risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing specific margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

Fixed-Income Securities Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates rise, the value of most income-producing instruments decreases to adjust the price to market yields. Interest rate risk is more significant for long-term debt securities than short-term and floating-rate securities. An issuer of a security may become unable to meet its obligations. This risk is more significant for securities that are rated below investment grade or that are unrated. Below are additional risks related to fixed-income securities.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial, or political conditions in general or that affect a particular type of instrument, issuer, guarantor, or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity, and value of an instrument. The value of an instrument may also decline for reasons that relate directly to the issuer, guarantor, or counterparty, such as management performance, financial leverage, reduced demand for goods and services, or an actual or perceived change in financial condition or reputation. The issuer, guarantor, or counterparty could also suffer a rapid decline in credit rating, adversely affecting the instrument’s value, price volatility, and liquidity. Credit ratings may not be an accurate assessment of liquidity or credit risk.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of and income generated by the investments. Interest rates may change due to various factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During rising interest rates, because changes in interest rates on adjustable-rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During declining interest rates, because the interest rates on adjustable-rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed-rate securities. Changing interest rates may adversely affect the Fund’s yield, returns, and performance. Changes in monetary policy may exacerbate the risks associated with changing interest rates.

Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this happens, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These instruments are subject to prepayment risk and offer less potential for gains during declining interest rates.

U.S. Government Securities. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government-sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of the ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency or that the price of the Fund’s shares will not fluctuate.

Repurchase Agreements Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement.

Money Market Fund Risk. When a Fund invests in an underlying fund, including a money market fund, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, a Fund will incur higher expenses, which may be duplicative. Although each underlying money market fund in which a Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the underlying fund will be able to do so.

PERFORMANCE SUMMARY

The Fund was reorganized as of the close of business on or about October 25, 2024, from the Predecessor Fund, to a series of New Age Alpha Funds Trust (the “Reorganization”). While the Fund’s investment objective, principal investment strategies, fundamental investment restrictions, and risks are substantially similar to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance may be different than the performance of the Predecessor Fund prior to the Reorganization due to, among other things, differences in fees and expenses, the investment adviser, and the portfolio management team.

The Fund has adopted the performance of the Predecessor Fund, and the performance information presented below for the Fund reflects the performance of the Predecessor Fund for periods before October 25, 2024. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A shares performance from year to year and by showing how the Fund’s average annual total returns for the one, five, and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling (833) 840-3937 or visiting the Fund’s website at www.naafunds.com.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

Calendar Year Returns - Class A

The Fund’s year-to-date return through June 30, 2024 is 9.18%.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2021	9.82%
Lowest Quarter	March 31, 2020	-8.45%

Average Annual Total Returns
(for periods ended December 31, 2023)

	Inception	One Year	Five Years	10 Years or, if shorter, Since Inception
NAA Opportunity Fund	7/7/2003
Class A shares Return Before Taxes		3.63%	1.18%	1.79%
Class A shares Return After Taxes on Distributions		3.37%	0.83%	1.30%
Class A shares Return After Taxes on Distributions and Sale of Fund Shares		2.15%	0.75%	1.18%
Class C shares Return Before Taxes	7/7/2003	7.00%	1.37%	1.51%
Institutional Class shares Return Before Taxes	11/7/2008	9.12%	2.46%	2.65%
Class P shares Return Before Taxes	5/1/2015	8.80%	2.18%	1.58%[1]
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)		5.05%	1.89%	1.26%[2]
Morningstar Long/Short Equity Category Average (reflects no deduction for fees, expenses or taxes)		9.28%	5.29%	3.25%[2]

1	Performance reflects return since inception of Class P shares.
2	Performance of the benchmark index and category average is shown for the same periods as shown for performance of Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares. After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.

MANAGEMENT OF THE FUND

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Armen Arus	Portfolio Manager since inception	Chief Executive Officer
Julian Koski	Portfolio Manager since inception	Chief Investment Officer
Hugo Chang	Portfolio Manager since inception	Head of Research
Konstantin Tourevski	Portfolio Manager since inception	Senior Portfolio Manager
Burak Hurmeydan	Portfolio Manager of the Fund since inception and of the Predecessor Fund since 2015	Head of Quantitative Strategies

PURCHASE AND SALE OF FUND SHARES

The minimum investment amount is $2,500 for Class A and Class C shares. The minimum subsequent investment is $100. Class A and Class C shares do not have a minimum account balance. The minimum initial investment is $2 million for Institutional Class shares, although the Adviser may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million.

Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Ultimus Fund Distributors, LLC has an agreement for using Class P shares of the Fund in investment products, programs, or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount, or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone, or through your financial intermediary. Written requests to the Fund should be sent to the NAA Opportunity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call (833) 840-3937 for assistance.

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY – NAA RISK MANAGED REAL ESTATE FUND

INVESTMENT OBJECTIVE

The NAA Risk Managed Real Estate Fund (the “Fund”) seeks to provide total return through capital appreciation and current income.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and additional fees to financial intermediaries, which are not reflected in the table and example.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge may be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional Class	Class P
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses(1)	0.61%	0.55%	0.55%	0.65%
Short Sales Dividend and Interest Expense(2),(3)	0.35%	0.35%	0.35%	0.35%
Remaining Other Expenses	0.26%	0.20%	0.20%	0.30%
Total Annual Fund Operating Expenses	1.61%	2.30%	1.30%	1.65%
Less Management Fee Reductions and/or Expense Reimbursements(2)	(0.02%)	(0.01%)	(0.03%)	(0.05%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(2)	1.59%	2.29%	1.27%	1.60%

(1)	Other Expenses have been adjusted from amounts incurred during the Guggenheim Risk Managed Real Estate Fund’s most recent fiscal year to reflect estimated current expenses. The Guggenheim Risk Managed Real Estate Fund, a series of Guggenheim Funds Trust, is the predecessor to the Fund (the “Predecessor Fund”).
(2)	When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed the stock and to record the payment as an expense.
(3)	Dividends on Short Sales and Interest Expense have been restated to reflect estimated expenses for the current fiscal year due to an anticipated change in implementation for the Fund’s short positions. The Fund expects to obtain short exposure to a greater extent through investments in short equity positions rather than through equity derivative instruments. The costs of investing in derivatives is an indirect expense that is not included in the above fee table or the Example below. The total indirect cost of investing in derivatives is estimated to be less than 0.01% for the current fiscal year. Actual expenses may differ from this estimate.
(4)	New Age Alpha Advisors, LLC (d/b/a New Age Alpha) (the “Adviser”) has contractually agreed, until January 31, 2027, to reduce the Fund’s Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, and extraordinary expenses such as litigation costs and other expenses not incurred in the ordinary course of the Fund’s business) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A – 1.24%, Class C – 1.94%, Institutional Class – 0.92%, and Class P – 1.25%. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect through the expiration date described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

		1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$629	$955	$1,306	$2,292
Class C	Sold	$332	$716	$1,228	$2,634
Class C	Held	$232	$716	$1,228	$2,634
Institutional Class	Sold or Held	$129	$406	$707	$1,562
Class P	Sold or Held	$163	$515	$892	$1,950

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2023, the Predecessor Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in (i) long and short equity securities of issuers primarily engaged in the real estate industry, such as real estate investment trusts (“REITs”); and (ii) equity-like securities, including individual securities, exchange-traded funds (“ETFs”) and derivatives, giving exposure to (i.e., economic characteristics similar to) issuers primarily engaged in the real estate industry. The Fund seeks to manage investment risk by taking both long and short positions in real estate investments. In selecting ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy. The Fund will concentrate its investments in the real estate industry (i.e., invest more than 25% of its total assets in securities of issuers considered to be primarily engaged in the real estate industry).

The Fund will consider an issuer to be primarily engaged in the real estate industry if: (i) at least 50% of its assets, income, sales, or profits are committed to or derived from the ownership, construction, management, financing, leasing, brokering, or sale of residential or commercial real estate, or the provision of products and services related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies or (ii) a widely recognized industry classification system provider has given the company an industry or sector classification consistent with the real estate industry.

Equity securities in which the Fund may invest include common stocks, REITs, and other investment vehicles primarily engaged in the real estate industry, ETFs, exchange-traded notes (“ETNs”) giving exposure to real estate markets, and American Depositary Receipts (“ADRs”). The Fund may take a long position by buying a security that the Adviser believes will appreciate. Alternatively, it may sell a security short by borrowing it from a third party to sell it later at a market price. The Fund may also obtain exposure to long and short positions by entering into swap agreements (including, but not limited to, total return swap agreements). Short positions may be used to hedge long positions or to seek positive returns where the Adviser believes the security will depreciate.

To enhance the Fund’s exposure to real estate markets and to seek to increase the Fund’s returns, at the discretion of the Adviser, the Fund’s long and short positions in equities may be combined with investments in derivatives, which may include, among other derivatives: swap agreements (including, among other types of swaps, total return swaps); options on securities, futures contracts, and stock indices; and stock index futures contracts (some of these instruments may be traded in the over-the-counter market). These investments may hedge the Fund’s portfolio, maintain exposure to the equity markets, increase returns, generate income, or seek to manage the portfolio’s volatility. The Fund intends to borrow from banks to take larger positions and to seek an enhanced return.

In buying and selling securities for the Fund, the Adviser may apply its proprietary H-Factor Scores (“H-Factor”) methodology to its security selection process. H-Factor uses an algorithm rooted in actuarial risk principles to construct a portfolio with exposure to returns across sectors, styles, geographies, and asset classes. Using an actuarial-based approach, H-Factor aims to identify underpriced and overpriced securities and assign them an H-Factor score, which is the probability that the issuer will not deliver growth to support the securities’ current price. By assigning these scores, the Adviser seeks to avoid the overpriced securities and invest in the underpriced securities. The Adviser’s team of portfolio managers will make investment decisions based primarily on a fundamental relative value framework. A top-down approach to allocating the Fund’s assets among geographic regions and property sectors will guide these investment decisions. The Adviser will then select individual securities using a bottom-up approach, focused primarily on a relative value-oriented process that reflects the macro-level investment themes and a due diligence process that includes, among other analytical components, an assessment of issuer-specific factors such as management insight and strategic direction.

The Fund will sell investments when they no longer meet the Adviser’s investment criteria, market conditions change, to meet redemption requests, or close or unwind derivatives transactions.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends upon the Adviser’s skill in selecting securities for purchase and sale by the Fund, and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are described below.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risks, such as changes in government’s economic policies, political turmoil, environmental events, trade disputes, epidemics, pandemics, or other public health issues. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed-income markets may negatively affect many issuers domestically and worldwide. It can result in trading halts, any of which could hurt the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and, therefore, adversely affect the Fund.

Real Estate Industry Concentration Risk. The real estate market’s performance will significantly impact the Fund’s real estate investments. They may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions, (ii) changes in the value of real estate properties, (iii) risks related to local economic conditions, overbuilding, and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. Special risks are also generally associated with commercial real estate sectors or operations. The Fund’s investments will be subject to the risks typically associated with real estate, including but not limited to the following:

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties or concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact their ability to meet their payment obligations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve.

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties, extended vacancies, catastrophic events, and casualty or condemnation losses. Real estate income and values may also be greatly affected by demographic trends, changing tastes and values, or increasing vacancies or declining rents.

Regulatory Risk. Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes, or environmental regulations, may also have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because borrowers fail to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, ground lease payments, tenant improvements, third-party leasing commissions, and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected.

REITs Risk. REITs are companies that own or finance income-producing real estate. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. The Fund’s REIT investments also subject it to management and tax risks.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Below are additional risks related to specific equity securities the Fund invests in.

Investment Company Risk. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, reducing the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares, and the listing exchange may halt trading of the shares.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and has precedence over common stock in paying dividends. If an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over those who own preferred and common stock.

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a particular period. Warrants may be more speculative than other types of investments. The cost of a warrant may be more volatile than the price of its underlying security, and a warrant may offer more significant potential for capital appreciation and loss. A warrant ceases to have value if it is not exercised before its expiration date.

Exchange-traded Notes Risk. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays the investor cash equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility, and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The availability of a secondary market may limit a Fund’s decision to sell its ETN holdings. ETNs are also subject to tax risk. The timing and character of income and gains derived by a Fund from investments in ETNs may be affected by future legislation. Sometimes, an ETN share trades at a premium or discount to its market benchmark or strategy.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, representing interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. Below are additional risks related to specific types of foreign securities the Fund invests in.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Foreign Currency Risk. The Fund may be exposed to foreign currencies by using various instruments. Foreign currencies may fluctuate significantly over short periods for several reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce its returns. Foreign currencies may decline in value relative to the U.S. dollar and other currencies, affecting the Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency derivatives may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency being hedged, thereby affecting the Fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose not to hedge its currency risks.

Derivatives Risk. Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and more significant than those associated with investing directly in securities, currencies, or other investments, including risks relating to leverage, market conditions, and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions, and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Adviser is incorrect about its expectations of market conditions, using derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. The Fund’s derivatives may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity, and valuation risks. Certain risks are also specific to the derivatives in which the Fund invests.

Leverage Risk. The Fund’s use of derivative instruments may have the economic effect of financial leverage. Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument. It may result in increased volatility, which means that the Fund will have the potential for greater losses than if it does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the Fund’s costs to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. There can be no assurance that the Fund’s use of leverage will be successful. The Fund may experience leverage risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets needed to purchase the securities directly so that the remainder of the assets may be invested in other investments. Such investments may leverage the Fund because it may experience gains or losses not only on its investments in derivatives but also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives increases, this increases by declining values of the other investments. Conversely, it is possible that the rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining, and the value of its other investments is declining, the Fund may experience substantial losses.

Counterparty Credit Risk. The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class, or other reference asset without purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the total amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.

Futures Contracts Risk. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a specific price and date or cash settlement of the terms of the contract. The risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile, and using futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.

Options Risk. Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or sell) a position in a security or contract to the writer of the option at a specific price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Swap Agreements Risk. Swap agreements are contracts between the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with swap agreements differ from those associated with ordinary portfolio securities transactions because they could be considered illiquid, and many swaps trade on the OTC market. Swaps are subject to counterparty credit, correlation, valuation, liquidity, and leverage risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing specific margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

PERFORMANCE SUMMARY

The Fund was reorganized as of the close of business on or about October 25, 2024, from the Predecessor Fund, to a series of New Age Alpha Funds Trust (the “Reorganization”). While the Fund’s investment objective, principal investment strategies, fundamental investment restrictions, and risks are substantially similar to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance may be different than the performance of the Predecessor Fund prior to the Reorganization due to, among other things, differences in fees and expenses, the investment adviser, and the portfolio management team.

The Fund has adopted the performance of the Predecessor Fund, and the performance information presented below for the Fund reflects the performance of the Predecessor Fund for periods before October 25, 2024. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A shares performance from year to year and by showing how the Fund’s average annual total returns for the one, five, and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling (833) 840-3937 or visiting the Fund’s website at www.naafunds.com.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

Calendar Year Returns – Class A

The Fund’s year-to-date return through June 30, 2024 is (2.03)%.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2023	16.06%
Lowest Quarter	June 30, 2022	-15.66%

Average Annual Total Returns

(for periods ended December 31, 2023)

	Inception	One Year	Five Years	Since Inception
NAA Risk Managed Real Estate Fund	3/28/2014
Class A shares Return Before Taxes		7.24%	7.94%	8.13%
Class A shares Return After Taxes on Distributions		5.97%	5.94%	5.80%
Class A shares Return After Taxes on Distributions and Sale of Fund Shares		4.23%	5.54%	5.44%
Class C shares Return Before Taxes	3/28/2014	10.83%	8.18%	7.85%
Institutional Class shares Return Before Taxes	3/28/2014	13.00%	9.32%	8.99%
Class P shares Return Before Taxes	5/1/2015	12.55%	8.95%	7.01%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses, or taxes)		13.73%	7.39%	6.88%[1]

1	Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares. After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.

MANAGEMENT OF THE FUND

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Armen Arus	Portfolio Manager since inception	Chief Executive Officer
Julian Koski	Portfolio Manager since inception	Chief Investment Officer
Hugo Chang	Portfolio Manager since inception	Head of Research
Konstantin Tourevski	Portfolio Manager since inception	Senior Portfolio Manager
Burak Hurmeydan	Portfolio Manager of the Fund since inception and Portfolio Manager of the Predecessor Fund since May 2024	Head of Quantitative Strategies

PURCHASE AND SALE OF FUND SHARES

The minimum investment amount is $2,500 for Class A and Class C shares. The minimum subsequent investment is $100. Class A and Class C shares do not have a minimum account balance. The minimum initial investment is $2 million for Institutional Class shares, although the Adviser may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million.

Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Ultimus Fund Distributors, LLC has an agreement for using Class P shares of the Fund in investment products, programs, or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount, or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone, or through your financial intermediary. Written requests to the Fund should be sent to the NAA Risk Managed Real Estate Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call (833) 840-3937 for assistance.

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY – NAA SMID CAP VALUE FUND

INVESTMENT OBJECTIVE

The NAA SMid Cap Value Fund (the “Fund”) seeks long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and additional fees to financial intermediaries, which are not reflected in the table and example.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge may be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional Class	Class P
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses(1)	0.19%	0.23%	0.22%	0.27%
Total Annual Fund Operating Expenses	1.19%	1.98%	0.97%	1.27%
Less Management Fee Reductions and/or Expense Reimbursements(2)	(0.04%)	(0.03%)	(0.05%)	(0.06%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(2)	1.15%	1.95%	0.92%	1.21%

(1)	Other Expenses have been adjusted from amounts incurred during the Guggenheim SMid Cap Value Fund’s most recent fiscal year to reflect estimated current expenses. The Guggenheim SMid Cap Value Fund, a series of Guggenheim Funds Trust, is the predecessor to the Fund (the “Predecessor Fund”).
(2)	New Age Alpha Advisors, LLC (d/b/a New Age Alpha) (the “Adviser”) has contractually agreed, until January 31, 2027, to reduce the Fund’s Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, and extraordinary expenses such as litigation costs and other expenses not incurred in the ordinary course of the Fund’s business) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A – 1.15%, Class C – 2.00%, Institutional Class – 0.92%, and Class P – 1.21%. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect through the expiration date described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

		1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$587	$827	$1,091	$1,843
Class C	Sold	$301	$621	$1,068	$2,306
Class C	Held	$201	$621	$1,068	$2,306
Institutional Class	Sold or Held	$94	$299	$526	$1,180
Class P	Sold or Held	$123	$391	$685	$1,523

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2023, the Predecessor Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Small- and Mid-capitalization securities that the Adviser considers having “value” characteristics. The Fund defines:

●	“value” as investments that appear to be undervalued relative to assets, earnings, growth potential or cash flows.

●	“mid-capitalization” as those companies with market capitalizations generally within the range of the S&P MidCap 400® Index. The capitalization range of the S&P MidCap 400® Index is between $1.3 billion and $20.8 billion as of July 31, 2024.

●	“small-capitalization” as those companies with market capitalizations generally within the range of the S&P SmallCap 600® Index. The capitalization range of the S&P SmallCap 600® Index is between $150 million and $8.4 billion as of July 31, 2024.

The Fund will primarily invest in equity securities, including common stocks, REITs, options, warrants, convertible securities of U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts (“ADRs”). Convertible securities are hybrid financial instruments that typically consist of bonds, debentures, or preferred shares that can be converted into a specified number of common and preferred shares of the issuing company, typically at the option of the security holder The Fund may also invest in various investment vehicles for portfolio management purposes, such as mutual funds and exchange-traded funds (“ETFs”), including cash management and liquidity management, to obtain a higher return on collateral positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in individual securities. In selecting mutual funds and ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy.

In selecting investments for the Fund, the Adviser uses qualitative and quantitative analysis, credit research, and other proprietary strategies to identify securities that, in combination, are expected to contribute to exceeding the total return of the S&P 1000 Value Index. In buying and selling securities for the Fund, the Adviser will apply its proprietary H-Factor Scores (“H-Factor”) methodology to its security selection process. H-Factor uses an algorithm rooted in actuarial risk principles to construct a portfolio with exposure to returns across sectors, styles, geographies, and asset classes. Using an actuarial-based approach, H-Factor aims to identify underpriced and overpriced securities and assign them an H-Factor score, which is the probability that the issuer will not deliver growth to support the securities’ current price. By assigning these scores, the Adviser seeks to avoid the overpriced securities and invest in the underpriced securities. The Adviser’s team of portfolio managers and analysts use a bottom-up assessment of a company’s potential for success, including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. As a result of this investment process, the Fund may invest in a limited number of sectors or industries.

The Fund will sell investments when they no longer meet the Adviser’s investment criteria, market conditions change, or to meet redemption requests.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends upon the Adviser’s skill in selecting securities for purchase and sale by the Fund, and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are described below.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risks, such as changes in government’s economic policies, political turmoil, environmental events, trade disputes, epidemics, pandemics, or other public health issues. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed-income markets may negatively affect many issuers domestically and worldwide. It can result in trading halts, any of which could hurt the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and, therefore, adversely affect the Fund.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. Mid-capitalization companies are typically subject to greater earnings and changes in business prospects than larger, more established companies. Investors may not follow them widely, which can lower the demand for their stock.

Small-Capitalization Company Risk. The Fund is subject to the risk that securities of small capitalization companies may underperform other segments of the equity market or the equity market as a whole. Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger and more established companies. Because smaller companies may have inexperienced management and limited operating history, product lines, market diversification, and financial resources, the securities of these companies may be more speculative, volatile, and less liquid than the securities of larger companies. They can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings, or other adverse developments.

Value Investing Risk. Value investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or value stocks are out of favor. Value investing may be out of favor with investors occasionally, and value stocks may underperform the securities of other companies or the stock market in general.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Below are additional risks related to specific equity securities the Fund invests in.

Investment Company Risk. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, reducing the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares, and the listing exchange may halt trading of the shares.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and has precedence over common stock in paying dividends. If an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over those who own preferred and common stock.

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a particular period. Warrants may be more speculative than other types of investments. The cost of a warrant may be more volatile than the price of its underlying security, and a warrant may offer more significant potential for capital appreciation and loss. A warrant ceases to have value if it is not exercised before its expiration date.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, representing interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. Below are additional risks related to specific types of foreign securities the Fund invests in.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Options Risk. Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or sell) a position in a security or contract to the writer of the option at a specific price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

PERFORMANCE SUMMARY

The Fund was reorganized as of the close of business on or about October 25, 2024, from the Predecessor Fund, to a series of New Age Alpha Funds Trust (the “Reorganization”). While the Fund’s investment objective, principal investment strategies, fundamental investment restrictions, and risks are substantially similar to the Predecessor Fund and theoretically would have invested in a similar portfolio of securities, the Fund’s performance may be different than the performance of the Predecessor Fund prior to the Reorganization due to, among other things, differences in fees and expenses, the investment adviser, and the portfolio management team.

The Fund has adopted the performance of the Predecessor Fund, and the performance information presented below for the Fund reflects the performance of the Predecessor Fund for periods before October 25, 2024. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A shares performance from year to year and by showing how the Fund’s average annual total returns for the one, five, and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling (833) 840-3937 or visiting the Fund’s website at www.naafunds.com.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

Calendar Year Returns – Class A

The Fund’s year-to-date return through June 30, 2024 is 2.85%.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2020	23.94%
Lowest Quarter	March 31, 2020	-31.42%

Average Annual Total Returns
(for periods ended December 31, 2023)

	Inception	One Year	Five Years	10 Years or, if shorter, Since Inception
NAA SMid Cap Value Fund	5/1/1997
Class A shares Return Before Taxes		4.12%	10.64%	6.77%
Class A shares Return After Taxes on Distributions		3.69%	9.53%	4.80%
Class A shares Return After Taxes on Distributions and Sale of Fund Shares		2.67%	8.18%	4.72%
Class C shares Return Before Taxes	1/29/1999	7.33%	10.79%	6.44%
Institutional Class shares Return Before Taxes	7/11/2008	9.57%	12.07%	7.65%
Class P shares Return Before Taxes	5/1/2015	9.22%	11.64%	8.28%[1]
S&P 1000 Value Index (reflects no deduction for fees, expenses, or taxes)		15.27%	12.44%	8.85%[2]
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)		15.98%	10.79%	7.42%[2]

1	Performance reflects return since inception of Class P shares.
2	Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares. After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.

MANAGEMENT OF THE FUND

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Armen Arus	Portfolio Manager since inception	Chief Executive Officer
Julian Koski	Portfolio Manager since inception	Chief Investment Officer
Hugo Chang	Portfolio Manager since inception	Head of Research
Konstantin Tourevski	Portfolio Manager since inception	Senior Portfolio Manager
Burak Hurmeydan	Portfolio Manager of the Fund since inception and of the Predecessor Fund since 2018	Head of Quantitative Strategies

PURCHASE AND SALE OF FUND SHARES

The minimum investment amount is $2,500 for Class A and Class C shares. The minimum subsequent investment is $100. Class A and Class C shares do not have a minimum account balance. The minimum initial investment is $2 million for Institutional Class shares, although the Adviser may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million.

Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Ultimus Fund Distributors, LLC has an agreement for using Class P shares of the Fund in investment products, programs, or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount, or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone, or through your financial intermediary. Written requests to the Fund should be sent to the NAA SMid Cap Value Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call (833) 840-3937 for assistance.

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY – NAA WORLD EQUITY INCOME FUND

INVESTMENT OBJECTIVE

The NAA World Equity Income Fund (the “Fund”) seeks total return comprised of capital appreciation and current income.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and additional fees to financial intermediaries, which are not reflected in the table and example.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge may be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional Class	Class P
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses(1)	0.61%	0.58%	0.54%	0.59%
Total Annual Fund Operating Expenses	1.56%	2.28%	1.24%	1.54%
Less Management Fee Reductions and/or Expense Reimbursements(2)	(0.39%)	(0.36%)	(0.32%)	(0.37%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(2)	1.17%	1.92%	0.92%	1.17%

(1)	Other Expenses have been adjusted from amounts incurred during the Guggenheim World Equity Income Fund’s most recent fiscal year to reflect estimated current expenses. The Guggenheim World Equity Income Fund, a series of Guggenheim Funds Trust, is the predecessor to the Fund (the “Predecessor Fund”).
(2)	New Age Alpha Advisors, LLC (d/b/a New Age Alpha) (the “Adviser”) has contractually agreed, until January 31, 2027, to reduce the Fund’s Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, and extraordinary expenses such as litigation costs and other expenses not incurred in the ordinary course of the Fund’s business) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A 1.17%, Class C – 1.92%, Institutional Class – 0.92%, and Class P – 1.17%. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect through the expiration date described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

		1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$589	$869	$1,212	$2,178
Class C	Sold	$295	$678	$1,187	$2,588
Class C	Held	$195	$678	$1,187	$2,588
Institutional Class	Sold or Held	$94	$362	$650	$1,472
Class P	Sold or Held	$119	$450	$804	$1,803

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2023, the Predecessor Fund’s portfolio turnover rate was 156% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities. Generally, the Fund intends to invest in dividend-yielding equity securities. The Fund is not limited in the percentage of assets it may invest in securities listed, traded, or dealt in any one country, region, or geographic area, and it may invest in several countries throughout the world, including emerging markets.

While the Fund tends to focus its investments in equity securities of large capitalization companies, it can also invest in companies that represent a broad range of market capitalizations and will not be constrained by capitalization limits. At times, the Fund may thus invest a significant portion of its assets in small- and mid-capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, REITs, preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADS”), convertible securities and warrants. Convertible securities are hybrid financial instruments that typically consist of bonds, debentures, or preferred shares that can be converted into a specified number of common or preferred shares of the issuing company, typically at the option of the security holder.

The Fund invests in securities denominated in a wide variety of currencies.

The Fund may invest in various investment vehicles, such as exchange-traded funds (“ETFs”) and other mutual funds, to manage its cash position or gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers. In selecting mutual funds and ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy.

The Fund may also hold up to 20% of its assets (net assets, plus the amount of any borrowing for investment purposes) in non-equity securities of foreign or U.S. issuers. These investments may include both investment-grade and high-yield fixed income securities.

The Fund may invest in securities of “investment grade” quality. “Investment grade” quality means securities that are rated at the time of purchase Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s), BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”), an equivalent rating by another nationally recognized statistical rating organization, or unrated securities determined by the Adviser to be of comparable credit quality. High-yield securities, often referred to as “below investment grade,” include those rated below Baa3 by Moody’s, BBB- by Standard & Poor’s, an equivalent rating by another nationally recognized statistical rating organization, or unrated securities determined by the Adviser to be of comparable credit quality.

The Fund will seek to reduce its interest rate or foreign currency exposure by engaging in transactions and derivatives designed to hedge against adverse movements in interest rates or foreign currencies, including forward foreign currency contracts, spot market transactions, currency futures, swaps, and options. At times, the Fund may engage in extensive foreign currency hedging transactions.

In selecting investments for the Fund, the Adviser uses qualitative and quantitative analysis, credit research, and other proprietary strategies to identify securities that, in combination, are expected to contribute to exceeding the total return of the S&P Developed BMI Index. In buying and selling securities for the Fund, the Adviser will apply its proprietary H-Factor Scores (“H-Factor”) methodology to its security selection process. H-Factor uses an algorithm rooted in actuarial risk principles to construct a portfolio with exposure to returns across sectors, styles, geographies, and asset classes. Using an actuarial-based approach, H-Factor aims to identify underpriced and overpriced securities and assign them an H-Factor score, which is the probability that the issuer will not deliver growth to support the securities’ current price. By assigning these scores, the Adviser seeks to avoid the overpriced securities and invest in the underpriced securities. The Adviser’s team of portfolio managers and analysts use a bottom-up assessment of a company’s potential for success, including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. As a result of this investment process, the Fund may invest in a limited number of sectors or industries.

The Fund will sell investments when they no longer meet the Adviser’s investment criteria, market conditions change, to meet redemption requests, or close or unwind derivatives transactions.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends upon the Adviser’s skill in selecting securities for purchase and sale by the Fund, and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are described below.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risks, such as changes in government’s economic policies, political turmoil, environmental events, trade disputes, epidemics, pandemics, or other public health issues. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed-income markets may negatively affect many issuers domestically and worldwide. It can result in trading halts, any of which could hurt the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and, therefore, adversely affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies are more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. Mid-capitalization companies are typically subject to greater earnings and changes in business prospects than larger, more established companies. Investors may not follow them widely, which can lower the demand for their stock.

Small-Capitalization Company Risk. The Fund is subject to the risk that securities of small capitalization companies may underperform other segments of the equity market or the equity market as a whole. Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger and more established companies. Because smaller companies may have inexperienced management and limited operating history, product lines, market diversification, and financial resources, the securities of these companies may be more speculative, volatile, and less liquid than the securities of larger companies. They can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings, or other adverse developments.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Below are additional risks related to specific equity securities the Fund invests in.

Investment Company Risk. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, reducing the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares, and the listing exchange may halt trading of the shares.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and has precedence over common stock in paying dividends. If an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over those who own preferred and common stock.

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a particular period. Warrants may be more speculative than other types of investments. The cost of a warrant may be more volatile than the price of its underlying security, and a warrant may offer more significant potential for capital appreciation and loss. A warrant ceases to have value if it is not exercised before its expiration date.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, representing interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. Below are additional risks related to specific types of foreign securities the Fund invests in.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Emerging Markets Risk. Non-U.S. securities may be subject to additional risks due to, among other things, political, social, and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting, and audit environments. These additional risks may be heightened concerning emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting, auditing, and financial record-keeping standards or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may differ from investments in developed markets. A lack of reliable information, rights, and remedies increases the risk of investing in emerging markets compared to more developed ones.

Foreign Currency Risk. The Fund may be exposed to foreign currencies by using various instruments. Foreign currencies may fluctuate significantly over short periods for several reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce its returns. Foreign currencies may decline in value relative to the U.S. dollar and other currencies, affecting the Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency derivatives may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency being hedged, thereby affecting the Fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose not to hedge its currency risks.

Fixed-Income Securities Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates rise, the value of most income-producing instruments decreases to adjust the price to market yields. Interest rate risk is more significant for long-term debt securities than short-term and floating-rate securities. An issuer of a security may become unable to meet its obligations. This risk is more significant for securities that are rated below investment grade or that are unrated. Below are additional risks related to fixed-income securities.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial, or political conditions in general or that affect a particular type of instrument, issuer, guarantor, or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity, and value of an instrument. The value of an instrument may also decline for reasons that relate directly to the issuer, guarantor, or counterparty, such as management performance, financial leverage, reduced demand for goods and services, or an actual or perceived change in financial condition or reputation. The issuer, guarantor, or counterparty could also suffer a rapid decline in credit rating, adversely affecting the instrument’s value, price volatility, and liquidity. Credit ratings may not be an accurate assessment of liquidity or credit risk.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of and income generated by the investments. Interest rates may change due to various factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During rising interest rates, because changes in interest rates on adjustable-rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During declining interest rates, because the interest rates on adjustable-rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed-rate securities. Changing interest rates may adversely affect the Fund’s yield, returns, and performance. Changes in monetary policy may exacerbate the risks associated with changing interest rates.

Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this happens, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These instruments are subject to prepayment risk and offer less potential for gains during declining interest rates.

High-Yield Bond Risk. Lower-quality bonds, known as high-yield bonds (or “junk bonds”), present a significant risk for loss of principal and interest. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. These bonds offer the potential for higher return but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor, or guarantor may be unable to make its interest and principal payments (credit quality risk). If that happens, the value of the bond may decrease, the Fund’s share price may decrease, and its income distribution may be reduced.

Derivatives Risk. Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and more significant than those associated with investing directly in securities, currencies, or other investments, including risks relating to leverage, market conditions, and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions, and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Adviser is incorrect about its expectations of market conditions, using derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. The Fund’s derivatives may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity, and valuation risks. Certain risks are also specific to the derivatives in which the Fund invests.

Leverage Risk. The Fund’s use of derivative instruments may have the economic effect of financial leverage. Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument. It may result in increased volatility, which means that the Fund will have the potential for greater losses than if it does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the Fund’s costs to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. There can be no assurance that the Fund’s use of leverage will be successful. The Fund may experience leverage risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets needed to purchase the securities directly so that the remainder of the assets may be invested in other investments. Such investments may leverage the Fund because it may experience gains or losses not only on its investments in derivatives but also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives increases, this increases by declining values of the other investments. Conversely, it is possible that the rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining, and the value of its other investments is declining, the Fund may experience substantial losses.

Counterparty Credit Risk. The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class, or other reference asset without purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the total amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.

Futures Contracts Risk. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a specific price and date or cash settlement of the terms of the contract. The risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile, and using futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.

Options Risk. Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or sell) a position in a security or contract to the writer of the option at a specific price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Swap Agreements Risk. Swap agreements are contracts between the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with swap agreements differ from those associated with ordinary portfolio securities transactions because they could be considered illiquid, and many swaps trade on the OTC market. Swaps are subject to counterparty credit, correlation, valuation, liquidity, and leverage risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing specific margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

Foreign Currency Forward Contracts Risk. Foreign currency forward contracts, including non-deliverable forwards (“NDFs”), are derivative instruments under a contract where the parties agree to a fixed price for an agreed amount of foreign currency at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract and include the risks associated with fluctuations in currency. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Using foreign currency forward contracts may expose the Fund to additional risks, such as credit, liquidity, and counterparty risks, that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract.

PERFORMANCE SUMMARY

The Fund was reorganized as of the close of business on or about November 8, 2024, from the Predecessor Fund, to a series of New Age Alpha Funds Trust (the “Reorganization”). While the Fund’s investment objective, principal investment strategies, fundamental investment restrictions, and risks are substantially similar to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance may be different than the performance of the Predecessor Fund prior to the Reorganization due to, among other things, differences in fees and expenses, the investment adviser, and the portfolio management team.

The Fund has adopted the performance of the Predecessor Fund, and the performance information presented below for the Fund reflects the performance of the Predecessor Fund for periods before November 8, 2024. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A shares performance from year to year and by showing how the Fund’s average annual total returns for the one, five, and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling (833) 840-3937 or visiting the Fund’s website at www.naafunds.com.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

Calendar Year Returns – Class A

The Fund’s year-to-date return through June 30, 2024 is 9.57%.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	16.67%
Lowest Quarter	March 31, 2020	-23.39%

Average Annual Total Returns
(for periods ended December 31, 2023)

	Inception	One Year	Five Years	10 Years or, if shorter, Since Inception
NAA World Equity Income Fund	10/1/1993
Class A shares Return Before Taxes		6.73%	8.58%	6.04%
Class A shares Return After Taxes on Distributions		5.90%	5.90%	4.17%
Class A shares Return After Taxes on Distributions and Sale of Fund Shares		3.96%	5.64%	3.96%
Class C shares Return Before Taxes	1/29/1999	10.24%	8.82%	5.76%
Institutional Class shares Return Before Taxes	5/2/2011	12.34%	9.94%	6.84%
Class P shares Return Before Taxes	5/1/2015	12.07%	9.64%	6.70%[1]
S&P Developed BMI Index (reflects no deduction for fees, expenses, or taxes)		23.32%	12.62%	8.71%[3]
MSCI World Index (Net)[2] (reflects no deduction for fees, expenses, or taxes)		23.79%	12.80%	8.60%[3]

1	Performance reflects return since inception of Class P shares.
2	The MSCI World Index (Net) returns reflect reinvested dividends net of foreign withholding taxes, but reflect no deductions for fees, expenses or other taxes. The returns are calculated by applying withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Fund may be lower.
3	Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares. After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.

MANAGEMENT OF THE FUND

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Armen Arus	Portfolio Manager since inception	Chief Executive Officer
Julian Koski	Portfolio Manager since inception	Chief Investment Officer
Hugo Chang	Portfolio Manager since inception	Head of Research
Konstantin Tourevski	Portfolio Manager since inception	Senior Portfolio Manager
Burak Hurmeydan	Portfolio Manager since inception	Head of Quantitative Strategies

PURCHASE AND SALE OF FUND SHARES

The minimum investment amount is $2,500 for Class A and Class C shares. The minimum subsequent investment is $100. Class A and Class C shares do not have a minimum account balance. The minimum initial investment is $2 million for Institutional Class shares, although the Adviser may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million.

Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Ultimus Fund Distributors, LLC has an agreement for using Class P shares of the Fund in investment products, programs, or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount, or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone, or through your financial intermediary. Written requests to the Fund should be sent to the NAA World Equity Income Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call (833) 840-3937 for assistance.

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION REGARDING THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

This section of the Prospectus provides additional information about the investment practices and related risks of the Funds. The Board of Trustees (the “Board”) has reserved the right to change each Fund’s investment objective or 80% investment policy without shareholder approval upon at least 60 days’ prior written notice to shareholders.

INVESTMENT OBJECTIVES

Fund	Investment Objective
NAA Allocation Fund	Long-term capital growth.
NAA Large Cap Value Fund	Long-term capital growth.
NAA Large Core Fund	Long-term capital growth.
NAA Market Neutral Real Estate Fund	Capital appreciation while limiting exposure to general market risk.
NAA Mid Growth Fund	Long-term capital growth.
NAA Opportunity Fund	Long-term capital growth.
NAA Risk Managed Real Estate Fund	Total return is comprised of capital appreciation and current income.
NAA SMid Cap Value Fund	Long-term capital growth.
NAA World Equity Income Fund	Total return is comprised of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

H-Factor Scores Methodology. In selecting investments for each Fund, the Adviser uses qualitative and quantitative analysis, credit research, and other proprietary strategies to identify securities that, in combination, are expected to contribute to exceeding the total return of the Index. In buying and selling securities for each Fund, the Adviser will apply its proprietary H-Factor Scores (“H-Factor”) methodology in its security selection process. H-Factor uses an algorithm rooted in actuarial risk principles to construct a portfolio with exposure to returns across sectors, styles, geographies, and asset classes. The Fund defines “actuarial risk principals” as applying statistical and mathematical practices similar to those used in actuarial science. These practices use mathematics, statistics, and financial theory to evaluate various investment options’ potential risks and returns. Using an actuarial-based approach, H-Factor aims to identify underpriced and overpriced securities and assign them an H-Factor score, which is the probability that the issuer will not deliver growth to support the securities’ current price. By assigning these scores, the Adviser seeks to avoid the overpriced securities and invest in the underpriced securities. The Adviser’s team of portfolio managers and analysts use a bottom-up assessment of a company’s potential for success, including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. As a result of this investment process, each Fund may invest in a limited number of sectors or industries.

The Funds will sell investments when they no longer meet the Adviser’s investment criteria, market conditions change, redemption requests are met, or derivatives transactions are closed or unwound.

NAA Allocation Fund (the “Allocation Fund”)

The Allocation Fund is an asset allocation fund. Under normal circumstances, the Fund uses a balanced approach to invest in a broad range of securities, including equity, debt, and securities issued and guaranteed by the U.S. government and federal agencies and instrumentalities. The Allocation Fund’s asset allocation strategy diversifies investments among equity securities and fixed income. The Allocation Fund employs a proprietary quantitative model to determine the exposure between equity and fixed income to participate in rising markets while attempting to preserve capital during market declines. The Allocation Fund’s exposure will generally be at least 20% fixed income and up to 80% equity.

Equity Allocation

Under normal circumstances, the Allocation Fund’s equity allocation pursues its objective by investing in large-capitalization securities. The Allocation Fund generally defines large market capitalization as those companies with market capitalizations generally falling within the range of the S&P 500® Index. The capitalization range of the S&P 500® Index is between $5.4 billion and $3.4 trillion as of July 31, 2024. The Allocation Fund’s equity allocation will primarily invest in equity securities, including common stocks, REITs, options, warrants, convertible securities of U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts (“ADRs”). Convertible securities are hybrid financial instruments that typically consist of bonds, debentures, or preferred shares that can be converted into a specified number of common or preferred shares of the issuing company, typically at the option of the security holder. The Allocation Fund may also invest in various investment vehicles for portfolio management purposes, such as mutual funds and exchange-traded funds (“ETFs”), including cash management and liquidity management, to obtain a higher return on collateral positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in individual securities. In selecting mutual funds and ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy.

Fixed-Income Allocation

The fixed-income allocation of the Allocation Fund primarily invests in investment-grade and high-yield corporate bonds as well as government, asset-backed, mortgage-backed, and similar debt securities and money market instruments. An investment-grade security has been rated by at least one independent rating agency in its top four credit quality categories or determined by the Adviser to be of comparable credit quality. High-yield securities are higher-risk, nonconvertible debt obligations rated below investment grade. The rating category of a security will be determined at the time of purchase. If a security is subsequently downgraded, the Allocation Fund will not be obligated to dispose of that security but may continue to hold the security if deemed appropriate by the portfolio managers. The Allocation Fund may also invest in unrated securities based on the portfolio managers’ assessment of their credit quality.

The Fund may invest in securities of “investment grade” quality. “Investment grade” quality means securities that are rated at the time of purchase Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s), BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”), an equivalent rating by another nationally recognized statistical rating organization, or unrated securities determined by the Adviser to be of comparable credit quality. High-yield securities (i.e., junk bonds), often referred to as “below investment grade,” include those rated below Baa3 by Moody’s, BBB- by Standard & Poor’s, an equivalent rating by another nationally recognized statistical rating organization, or unrated securities determined by the Adviser to be of comparable credit quality.

To gain exposure to certain asset classes, the Allocation Fund may invest in varying combinations of affiliated investment companies advised by the Adviser.

NAA Large Cap Value Fund (the “Large Cap Value Fund”)

Under normal circumstances, the Large Cap Value Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in large-capitalization securities that the Adviser considers having “value” characteristics. The Large Cap Value Fund defines:

●	“value” as investments that appear to be undervalued relative to assets, earnings, growth potential or cash flows.

●	“large-capitalization” as those companies with market capitalizations generally falling within the range of the S&P 500® Index. The capitalization range of the S&P 500® Index is between $5.4 billion and $3.4 trillion as of July 31, 2024.

The Large Cap Value Fund will primarily invest in equity securities, including common stocks, REITs, options, warrants, convertible debt securities of U.S. and U.S. dollar-denominated foreign issuers, and ADRs. Convertible securities are hybrid financial instruments that typically consist of bonds, debentures, or preferred shares that can be converted into a specified number of common or preferred shares of the issuing company, typically at the option of the security holder. It may also invest in various investment vehicles for portfolio management purposes, such as mutual funds and ETFs, including cash management and liquidity management, to obtain a higher return on collateral positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in individual securities. In selecting mutual funds and ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy.

NAA Large Core Fund (the “Large Core Fund”)

Under normal circumstances, the Large Core Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in large-capitalization securities that the Adviser considers having “core” characteristics. The Large Core Fund defines:

●	“core” as investments that typically represent a balance between value and growth investing, although any particular security may have different degrees of growth or value characteristics.

●	“value” as investments that appear to be undervalued relative to assets, earnings, growth potential or cash flows.

●	“growth” as investments having what the Adviser believes to be above-average growth rates (high growth rates for earnings, sales, book value, and cash flow) as compared to their industry or the overall market.

●	“large-capitalization” as those companies with market capitalizations generally falling within the range of the S&P 500® Index. The capitalization range of the S&P 500® Index is between $5.4 billion and $3.4 trillion as of July 31, 2024.

The Large Core Fund will primarily invest in equity securities, including common stocks, REITs, options, warrants, convertible debt securities of U.S. and U.S. dollar-denominated foreign issuers, and ADRs. Convertible securities are hybrid financial instruments that typically consist of bonds, debentures, or preferred shares that can be converted into a specified number of common or preferred shares of the issuing company, typically at the option of the security holder. It may also invest in various investment vehicles for portfolio management purposes, such as mutual funds and ETFs, including cash management and liquidity management, to obtain a higher return on collateral positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in individual securities. In selecting mutual funds and ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy.

NAA Market Neutral Real Estate Fund (the “Market Neutral Fund”)

The Market Neutral Fund will employ a fundamental long-short real estate strategy that seeks to neutralize exposure to general stock market risk and volatility by taking long and short positions in real estate investments. The Market Neutral Fund’s investment approach seeks to provide neutral returns concerning other major asset classes and volatility. Still, the Fund’s returns may be negative during certain periods.

The Market Neutral Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in (i) long and short equity securities of issuers primarily engaged in the real estate industry, such as real estate investment trusts (“REITs”); and (ii) equity-like securities, including individual securities, ETFs and derivatives, giving long and short exposure to (i.e., economic characteristics similar to) issuers primarily engaged in the real estate industry. In selecting ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy. The Fund will concentrate its investments in the real estate industry (i.e., invest more than 25% of its total assets in securities of issuers considered to be primarily engaged in the real estate industry).

The Market Neutral Fund will consider an issuer to be primarily engaged in the real estate industry if (i) at least 50% of its assets, income, sales, or profits are committed to or derived from the ownership, construction, management, financing, leasing, brokering, or sale of residential, or commercial real estate, or the provision of products and services related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies or (ii) a widely recognized industry classification system provider has given the company an industry or sector classification consistent with the real estate industry.

Equity securities in which the Market Neutral Fund may invest include common stocks, REITs, and other investment vehicles primarily engaged in the real estate industry, ETFs, and ADRs. The Market Neutral Fund may also invest in exchange-traded notes (“ETNs”), giving exposure to real estate markets. The Market Neutral Fund may take a long position by buying a security that the Adviser believes will appreciate. Alternatively, it may sell a security short by borrowing it from a third party to sell it later at a market price. The Market Neutral Fund will usually obtain exposure to short positions by entering into derivative instruments. Short positions may be used to hedge long positions or to seek positive returns where the Adviser believes the security will depreciate.

The Fund may dynamically adjust its long and short exposure to the real estate markets over time based on macroeconomic, industry-specific, and other factors. The Fund pursues a pair-trading strategy called “market neutral” because it intends to maintain long and short positions that offset one another. As a result, the Fund’s net market exposure will normally approximate zero. The Fund’s long-short strategy is designed to reduce the Fund’s overall exposure to general stock market movements and produce returns that are uncorrelated to other major asset classes. The Fund may reinvest the proceeds of its short sales by taking additional long positions.

To enhance the Fund’s exposure to real estate markets and increase the Fund’s returns, at the discretion of the Adviser, the Fund’s long and short positions in equities may be combined with investments in derivatives. The derivatives in which the Fund invests include, among other derivatives, swap agreements (some of these instruments may be traded in the over-the-counter market). These investments will be used to obtain the Fund’s short exposure. They may also hedge the Fund’s portfolio, maintain long exposure to the equity markets, increase returns, generate income, or seek to manage its volatility.

The Fund may also invest a substantial portion of its assets, including proceeds of its short sales, in investment companies advised by the Adviser or an affiliate of the Adviser that invest in short-term fixed-income or floating-rate securities, such as high-yield, high-risk debt securities (also known as “junk bonds”), asset-backed securities, and commercial paper. Such investments will expose the Fund to the risks of these asset categories, such as credit and interest rate risk.

NAA Mid Growth Fund (the “Mid Growth Fund”)

Under normal circumstances, the Mid Growth Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Mid-capitalization securities that the Adviser considers having “growth” characteristics. The Mid Growth Fund defines:

●	“growth” as investments having what the Adviser believes to be above-average growth rates (high growth rates for earnings, sales, book value, and cash flow) as compared to their industry or the overall market.

●	“mid-capitalization” as those companies with market capitalizations generally within the range of the S&P MidCap 400® Index. The capitalization range of the S&P MidCap 400® Index is between $1.3 billion and $20.8 billion as of July 31, 2024.

The Mid Growth Fund will primarily invest in equity securities, including common stocks, REITs, options, warrants, convertible securities of U.S. and U.S. dollar-denominated foreign issuers, and ADRs. Convertible securities are hybrid financial instruments that typically consist of bonds, debentures, or preferred shares that can be converted into a specified number of common or preferred shares of the issuing company, typically at the option of the security holder. It may also invest in various investment vehicles for portfolio management purposes, such as mutual funds and ETFs, including cash management and liquidity management, to obtain a higher return on collateral positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in individual securities. In selecting mutual funds and ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy.

NAA Opportunity Fund (the “Opportunity Fund”)

Under normal market conditions, the Opportunity Fund pursues its objective by investing in long and short positions of domestic equity and equity-related securities (including swaps and other derivative investments giving long or short exposure to domestic equity securities).

The Opportunity Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. That level of exposure is obtained through stocks or derivatives, including swap agreements (which include but are not limited to, total return swap agreements). The Opportunity Fund’s typical investment exposure ranges from net long of 80% of net asset value to net short exposure of 20% of net asset value. The overall investment exposure will change as market opportunities change and may be outside this range based on the Adviser’s view of current market conditions.

The Opportunity Fund may invest in domestic equity securities, including small-, mid-, and large-capitalization securities. The Opportunity Fund defines:

●	“large-capitalization” as those companies with market capitalizations generally falling within the range of the S&P 500® Index. The capitalization range of the S&P 500® Index is between $5.4 billion and $3.4 trillion as of July 31, 2024.

●	“mid-capitalization” as those companies with market capitalizations generally within the range of the S&P MidCap 400® Index. The capitalization range of the S&P MidCap 400® Index is between $1.3 billion and $20.8 billion as of July 31, 2024.

●	“small-capitalization” as those companies with market capitalizations generally within the range of the S&P SmallCap 600® Index. The capitalization range of the S&P SmallCap 600® Index is between $150 million and $8.4 billion as of July 31, 2024.

The Opportunity Fund may also invest in derivative instruments, including swaps on selected baskets of equity securities, to enable the Fund to pursue its investment objective without investing directly in the securities of companies to which the Fund is seeking exposure. The Opportunity Fund may also invest in derivatives, such as options and futures contracts, to hedge or gain leveraged exposure to a particular sector, industry, market risk factor, or company or to obtain or replicate market exposure depending on market conditions. The Opportunity Fund will often invest in instruments traded in the over-the-counter (“OTC”) market, which generally provides less transparency than exchange-traded instruments. The Opportunity Fund may also enter into long positions or short sales of broad-based stock indices for hedging purposes to reduce the Fund’s risk or volatility through, among other instruments, ETFs and closed-end funds. In selecting funds and ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy. The use of derivatives may create a leveraging effect on the Fund, which, under current regulatory requirements, will force the Fund to take offsetting positions or earmarks or segregate assets to be used as collateral. The Fund actively trades its investments, which can result in significant fluctuations in the Fund’s portfolio turnover rate.

While the Opportunity Fund anticipates investing in these securities and instruments to achieve its investment objective, the extent of the Fund’s investment in these securities and instruments may vary depending on several factors, including price, availability, and general market conditions. The Fund may hold U.S. government securities, short-term, high-quality (rated AA or higher) fixed-income instruments, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions. The Opportunity Fund may also enter into repurchase agreements with counterparties deemed to present acceptable credit risks.

NAA Risk Managed Real Estate Fund (the “Risk Managed Fund”)

The Risk Managed Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in (i) long and short equity securities of issuers primarily engaged in the real estate industry, such as REITs; and (ii) equity-like securities, including individual securities, ETFs and derivatives, giving exposure to (i.e., economic characteristics similar to) issuers primarily engaged in the real estate industry. The Risk Managed Fund seeks to manage investment risk by taking both long and short positions in real estate investments. In selecting ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy. The Risk Managed Fund will concentrate its investments in the real estate industry (i.e., invest more than 25% of its total assets in securities of issuers considered to be primarily engaged in the real estate industry).

The Risk Managed Fund will consider an issuer to be primarily engaged in the real estate industry if: (i) at least 50% of its assets, income, sales, or profits are committed to or derived from the ownership, construction, management, financing, leasing, brokering, or sale of residential or commercial real estate, or the provision of products and services related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies or (ii) a widely recognized industry classification system provider has given the company an industry or sector classification consistent with the real estate industry.

Equity securities in which the Risk Managed Fund may invest include common stocks, REITs, and other investment vehicles primarily engaged in the real estate industry, ETFs, exchange-traded notes (“ETNs”) giving exposure to real estate markets, and ADRs. The Fund may take a long position by buying a security that the Adviser believes will appreciate. Alternatively, it may sell a security short by borrowing it from a third party to sell it later at a market price. The Fund may also obtain exposure to long and short positions by entering into swap agreements (including, but not limited to, total return swap agreements). Short positions may be used to hedge long positions or to seek positive returns where the Adviser believes the security will depreciate.

The Risk Managed Fund may dynamically adjust its level of long and short exposure to the real estate markets by adjusting allocations monthly between its long-only REIT strategy sleeve and market-neutral long/short strategy sleeve over time based on macroeconomic, industry-specific, and other factors. However, the Adviser expects the Risk Managed Fund’s net exposure over time will be long-biased. The Risk Managed Fund may reinvest the proceeds of its short sales by taking additional long positions or use leverage to maintain long positions in excess of 100% of net assets.

To enhance the Risk Managed Fund’s exposure to real estate markets and to seek to increase the Fund’s returns, at the discretion of the Adviser, the Fund’s long and short positions in equities may be combined with investments in derivatives, which may include, among other derivatives: swap agreements (including, among other types of swaps, total return swaps); options on securities, futures contracts, and stock indices; and stock index futures contracts (some of these instruments may be traded in the over-the-counter market). These investments may be used to hedge the Risk Managed Fund’s portfolio, maintain exposure to the equity markets, increase returns, generate income, or seek to manage the portfolio’s volatility. The Fund intends to borrow from banks to take larger positions and to seek an enhanced return.

While the Risk Managed Fund will principally invest in securities listed, traded, or dealt in the United States, it may also invest without limitation in securities listed, traded, or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies.

NAA SMid Cap Value Fund (the “SMid Fund”)

Under normal circumstances, the SMid Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Small- and Mid-capitalization securities that the Adviser considers having “value” characteristics. The Fund defines:

●	“value” as investments that appear to be undervalued relative to assets, earnings, growth potential or cash flows.

●	“mid-capitalization” as those companies with market capitalizations generally within the range of the S&P MidCap 400® Index. The capitalization range of the S&P MidCap 400® Index is between $1.3 billion and $20.8 billion as of July 31, 2024.

●	“small-capitalization” as those companies with market capitalizations generally within the range of the S&P SmallCap 600® Index. The capitalization range of the S&P SmallCap 600® Index is between $150 million and $8.4 billion as of July 31, 2024.

The SMid Fund will primarily invest in equity securities, including common stocks, REITs, options, warrants, convertible securities of U.S. and U.S. dollar-denominated foreign issuers, and ADRs. Convertible securities are hybrid financial instruments that typically consist of bonds, debentures, or preferred shares that can be converted into a specified number of common or preferred shares of the issuing company, typically at the option of the security holder. The SMid Fund may also invest in various investment vehicles for portfolio management purposes, such as mutual funds and ETFs, including cash management and liquidity management, to obtain a higher return on collateral positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in individual securities. In selecting mutual funds and ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy.

NAA World Equity Income Fund (the “World Fund”)

Under normal circumstances, the World Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities. Generally, the Fund intends to invest in dividend-yielding equity securities. The World Fund is not limited in the percentage of assets it may invest in securities listed, traded, or dealt in any one country, region, or geographic area, and it may invest in several countries throughout the world, including emerging markets.

While the World Fund tends to focus its investments in equity securities of large capitalization companies, it can also invest in companies that represent a broad range of market capitalizations and will not be constrained by capitalization limits. The World Fund defines:

●	“large-capitalization” as those companies with market capitalizations generally falling within the range of the S&P 500® Index. The capitalization range of the S&P 500® Index is between $5.4 billion and $3.4 trillion as of July 31, 2024.

●	“mid-capitalization” as those companies with market capitalizations generally within the range of the S&P MidCap 400® Index. The capitalization range of the S&P MidCap 400® Index is between $1.3 billion and $20.8 billion as of July 31, 2024.

●	“small-capitalization” as those companies with market capitalizations generally within the range of the S&P SmallCap 600® Index. The capitalization range of the S&P SmallCap 600® Index is between $150 million and $8.4 billion as of July 31, 2024.

At times, the World Fund may thus invest a significant portion of its assets in small- and mid-capitalization companies. The equity securities in which the World Fund may invest include, but are not limited to, common stock, REITs, preferred stock, ADRs, Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADS”), convertible securities and warrants. Convertible securities are hybrid financial instruments that typically consist of bonds, debentures, or preferred shares that can be converted into a specified number of common or preferred shares of the issuing company, typically at the option of the security holder.

The World Fund invests in securities denominated in a wide variety of currencies.

The World Fund may invest in various investment vehicles, such as ETFs and other mutual funds, to manage its cash position or gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers. In selecting mutual funds and ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy.

The World Fund may also hold up to 20% of its assets (net assets, plus the amount of any borrowing for investment purposes) in non-equity securities of foreign or U.S. issuers. These investments may include both investment-grade and high-yield fixed income securities.

The Fund may invest in securities of “investment grade” quality. “Investment grade” quality means securities that are rated at the time of purchase Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s), BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”), an equivalent rating by another nationally recognized statistical rating organization, or unrated securities determined by the Adviser to be of comparable credit quality. High-yield securities, often referred to as “below investment grade,” include those rated below Baa3 by Moody’s, BBB- by Standard & Poor’s, an equivalent rating by another nationally recognized statistical rating organization, or unrated securities determined by the Adviser to be of comparable credit quality.

The World Fund will seek to reduce its interest rate or foreign currency exposure by engaging in transactions and derivatives designed to hedge against adverse movements in interest rates or foreign currencies, including forward foreign currency contracts, spot market transactions, currency futures, swaps, and options. The World Fund may sometimes engage in extensive foreign currency hedging transactions.

In selecting investments for the Fund, the Adviser uses qualitative and quantitative analysis, credit research, and other proprietary strategies to identify securities that, in combination, are expected to contribute to exceeding the total return of the S&P Developed BMI Index. In buying and selling securities for the Fund, the Adviser will apply its proprietary H-Factor Scores (“H-Factor”) methodology to its security selection process. H-Factor uses an algorithm rooted in actuarial risk principles to construct a portfolio with exposure to returns across sectors, styles, geographies, and asset classes. Using an actuarial-based approach, H-Factor aims to identify underpriced and overpriced securities and assign them an H-Factor score, which is the probability that the issuer will not deliver growth to support the securities’ current price. By assigning these scores, the Adviser seeks to avoid the overpriced securities and invest in the underpriced securities. The Adviser’s team of portfolio managers and analysts use a bottom-up assessment of a company’s potential for success, including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. As a result of this investment process, the Fund may invest in a limited number of sectors or industries.

The Fund will sell investments when they no longer meet the Adviser’s investment criteria, market conditions change, to meet redemption requests, or close or unwind derivatives transactions.

DESCRIPTION OF INDEXES

Certain Funds’ investment strategies are expected to exceed the total return of an index, as noted above. The reference indexes are described below.

Fund	Reference Index	Description
NAA Allocation Fund	S&P 500® Index	The S&P 500 is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization.
NAA Large Cap Value Fund	S&P 500® Value Index	The S&P 500 Value measures constitute from the S&P 500 that are classified as value stocks based on three factors: the ratios of book value, earnings and sales to price.
NAA Large Core Fund	S&P 500® Index	The S&P 500 is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization.
NAA Mid Growth Fund	S&P MidCap 400® Growth Index	The S&P MidCap 400 Growth Index provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500 Growth Index, is designed to measure the performance of 400 mid-sized growth companies, reflecting the distinctive risk and return of this market segment.
NAA SMID Cap Value Fund	S&P 1000® Value Index	The S&P 1000 Value is a subset of the S&P 1000, which includes the S&P 400 and S&P 600 indices. The components of this index were selected based on their value potential with respect to sales, earnings relative to price, and momentum.
NAA World Equity Income Fund	S&P Developed BMI® Index	The S&P Developed BMI is a market capitalization weighted index that defines and measure the investable universe of publicly traded companies domiciled in countries outside the U.S., including 25 developed markets.

PRINCIPAL INVESTMENT RISKS

	Allocation Fund	Large Cap Value Fund	Large Core Fund	Market Neutral Fund	Mid Cap Fund	Opportunity Fund	Risk Managed Fund	SMid Fund	World Fund
Asset- and Mortgage-Backed Securities Risk	X			X			X
Collateralized Loan Obligation and Collateralized Debt Obligation Risk	X
Concentration Risk				X			X		X
Convertible Securities Risk	X	X	X	X	X	X	X	X	X
Counterparty Credit Risk				X		X	X
Credit Risk	X			X		X	X		X
Depositary Receipts Risk	X	X	X	X	X	X	X	X	X
Derivatives Risk.				X		X	X		X
Emerging Markets Risk									X
Equity Securities Risk.	X	X	X	X	X	X	X	X	X
Exchange-traded Notes Risk				X			X
Fixed-Income Securities Risk	X								X
Foreign Currency Risk							X		X
Foreign Currency Forward Contract Risk									X
Foreign Securities Risk.	X	X	X	X	X		X	X	X
Futures Contracts Risk						X	X		X
Growth Investing Risk			X		X
High-Yield Bond Risk	X			X					X
Interest Rate Risk	X			X		X	X	X	X
Investment Company Risk	X	X	X	X	X	X	X	X	X
Large-Capitalization Company Risk.	X	X	X			X			X
Leverage Risk				X		X	X		X
Long/Short Strategy Risk.				X		X	X
Management Style Risk.	X	X	X	X	X	X	X	X	X
Market Risk.	X	X	X	X	X	X	X	X	X
Mid-Capitalization Company Risk.					X	X		X	X
Money Market Fund Risk.				X		X		X
Options Risk	X	X	X		X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X	X	X
Prepayment Risk	X			X	X	X			X
Property Risk				X			X
Real Estate Concentration Risk				X
Regulatory Risk				X			X
Repayment Risk				X			X
Repurchase Agreements Risk						X
REITs Risk.	X	X	X	X		X	X
Short Sales Risk.				X		X	X
Small Capitalization Company Risk.						X		X	X
Swap Agreements Risk				X		X	X		X
U.S. Government Securities Risk						X
Value Investing Risk		X	X					X
Warrants Risk	X	X	X		X	X		X	X

Derivatives Risk. Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies, or other investments, including risks relating to leverage, market conditions, and market risk, imperfect correlations with underlying investments or a Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions, and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Using derivatives may result in leverage, which may cause a Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for a Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Adviser is incorrect about its expectations of market conditions, using derivatives could also result in a loss, which in some cases may be unlimited. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. A Fund’s derivatives may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity, and valuation risks. Certain risks are also specific to the derivatives in which a Fund invests.

Leverage Risk. The Fund’s use of derivative instruments may have the economic effect of financial leverage. Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument. It may result in increased volatility, which means that the Fund will have the potential for greater losses than if it does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the Fund’s costs to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. There can be no assurance that the Fund’s use of leverage will be successful. The Fund may experience leverage risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets needed to purchase the securities directly so that the remainder of the assets may be invested in other investments. Such investments may leverage the Fund because it may experience gains or losses not only on its investments in derivatives but also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives increases, this increases by declining values of the other investments. Conversely, it is possible that the rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining, and the value of its other investments is declining, the Fund may experience substantial losses.

Counterparty Credit Risk. A Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class, or another reference asset without purchasing those securities or investments to hedge a position or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), a Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to a Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in such Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.

Foreign Currency Forward Contracts Risk. Foreign currency forward contracts, including non-deliverable forwards (“NDFs”), are derivative instruments under a contract where the parties agree to a fixed price for an agreed amount of foreign currency at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract and include the risks associated with fluctuations in currency. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Using foreign currency forward contracts may expose the Fund to additional risks, such as credit, liquidity, and counterparty risks, that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract.

Futures Contracts Risk. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a specific price and date or cash settlement of the terms of the contract. The risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions held or controlled by a Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile, and using futures may increase the volatility of a Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.

Options Risk. Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or sell) a position in a security or contract to the writer of the option at a specific price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions held or controlled by a Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Swap Agreements Risk. Swap agreements are contracts between a Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with swap agreements differ from those associated with ordinary portfolio securities transactions because they could be considered illiquid, and many swaps trade on the OTC market. Swaps are subject to counterparty credit, correlation, valuation, liquidity, and leverage risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing specific margin requirements, including minimums, on OTC swaps, which may result in a Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

Equity Securities Risk. Equity risk is the risk that securities held by a Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by a Fund; the price of common stock of an issuer may be susceptible to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Also, the common stock of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the security issuer experiences a decline in its financial condition. Common equity securities in which a Fund will invest are structurally subordinated to preferred stocks, bonds, and other debt instruments in a company’s capital structure, in terms of priority to corporate income and liquidation preference, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. Additionally, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase. Below are additional risks related to specific equity securities the Funds invest in.

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer decides to do so, this action could hurt a Fund’s ability to achieve its investment objectives.

Exchange-traded Notes Risk. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays the cash equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility, and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The availability of a secondary market may limit a Fund’s decision to sell its ETN holdings. ETNs are also subject to tax risk. The timing and character of income and gains derived by a Fund from investments in ETNs may be affected by future legislation. Sometimes, an ETN share trades at a premium or discount to its market benchmark or strategy.

Investment Company Risk. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects a Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, a Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, reducing the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares, and the listing exchange may halt trading of the shares.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and has precedence over common stock in paying dividends. If an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over those who own preferred and common stock. Preferred stocks may receive dividends, but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage, resulting in a high dividend yield or yield to maturity. The risks of preferred stocks include a lack of voting rights, and the Adviser may incorrectly analyze the security, resulting in a loss to a Fund. Furthermore, preferred stock dividends are not guaranteed, and management can forego the preferred dividend, resulting in a loss to a Fund. Preferred stock may also be convertible into the common stock of the issuer. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and liquidation. The Funds may invest in preferred stock with any or no credit rating. Preferred stock market values may change based on changes in interest rates.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than its underlying security, and a warrant may offer greater potential for capital appreciation and loss. A warrant ceases to have value if it is not exercised before its expiration date.

Fixed-Income Securities Risk. The value of a Fund may fluctuate based on changes in interest rates and market conditions. As interest rates rise, the value of most income-producing instruments decreases to adjust the price to market yields. Interest rate risk is more significant for long-term debt securities than short-term and floating-rate securities. An issuer of a security may become unable to meet its obligations. This risk is more significant for securities that are rated below investment grade or that are unrated. Below are additional risks related to fixed-income securities.

Asset- and Mortgage-Backed Securities Risk. The risks of investing in an asset and mortgage-backed securities include interest rate risk, extension risk, prepayment risk, and credit risk. The Fund may invest in any tranche of mortgage-related or other asset-backed securities, including junior or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the preceding risks.

Credit Risk. A Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial, or political conditions in general or that affect a particular type of instrument, issuer, guarantor, or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity, and value of an instrument. The value of an instrument may also decline for reasons that relate directly to the issuer, guarantor, or counterparty, such as management performance, financial leverage, reduced demand for goods and services, or an actual or perceived change in financial condition or reputation. The issuer, guarantor, or counterparty could also suffer a rapid decline in credit rating, adversely affecting the instrument’s value, price volatility, and liquidity. Credit ratings may not be an accurate assessment of liquidity or credit risk.

High-Yield Bond Risk. Lower-quality bonds, known as high-yield bonds (or “junk bonds”), present a significant risk for loss of principal and interest. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. These bonds offer the potential for higher return but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor, or guarantor may be unable to make its interest and principal payments (credit quality risk). If that happens, the value of the bond may decrease, the Fund’s share price may decrease, and its income distribution may be reduced.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect a Fund’s investments in these instruments, such as the value or liquidity of and income generated by the investments. Interest rates may change due to various factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During rising interest rates, because changes in interest rates on adjustable-rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During declining interest rates, because the interest rates on adjustable-rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed-rate securities. Changing interest rates may adversely affect a Fund’s yield, returns, and performance. Changes in monetary policy may exacerbate the risks associated with changing interest rates.

Prepayment Risk. Certain debt instruments, including loans, mortgages, and other asset-backed securities, are subject to the risk that principal payments may occur more quickly or earlier than expected. If this happens, a Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These instruments are subject to prepayment risk and offer less potential for gains during declining interest rates.

Repurchase Agreements Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement.

U.S. Government Securities. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government-sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of the ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency or that the price of the Fund’s shares will not fluctuate.

Collateralized Loan Obligations and Collateralized Debt Obligations Risk. Collateralized Loan Obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.

Collateralized Debt Obligations (“CDOs”) are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, representing interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. Below are additional risks related to specific types of foreign securities the Fund invests in

Depositary Receipt Risk. A Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in a Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Emerging Markets Risk. Non-U.S. securities may be subject to additional risks due to, among other things, political, social, and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting, and audit environments. These additional risks may be heightened for emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting, auditing, and financial record-keeping standards or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may differ from investments in developed markets. A lack of reliable information, rights, and remedies increases the risk of investing in emerging markets compared to more developed ones.

Foreign Currency Risk. The Fund may be exposed to foreign currencies by using various instruments. Foreign currencies may fluctuate significantly over short periods for several reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce its returns. Foreign currencies may decline in value relative to the U.S. dollar and other currencies, affecting the Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency derivatives may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency being hedged, thereby affecting the Fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose not to hedge its currency risks.

Growth Investing Risk. Growth investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may lack dividends that could help cushion prices in a declining market. Growth investing may be out of favor with investors occasionally, and growth stocks may underperform the securities of other companies or the stock market in general.

Large-Capitalization Company Risk. Large-capitalization companies are more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Long/Short Strategy Risk. The Adviser expects to employ a “long/short” strategy for certain Funds, meaning that such Funds expect to invest in both long and short positions. There is the risk that a Fund’s long or short positions will not perform as expected, and losses on one type of position could more than offset gains on the other, or both positions may suffer losses. Additionally, there can be no assurance that a Fund’s short positions will successfully hedge against portfolio risk.

Management Style Risk. The Adviser’s method of security selection may not be successful, and a Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of a Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Market Risk. Market risk is the risk that the value of the securities in a Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general market conditions. Certain market events could increase volatility, exacerbate market risk, and result in trading halts, such as changes in government’s economic policies, political turmoil, environmental events, trade disputes, terrorism, military action, epidemics, pandemics, or other public health issues. Any preceding market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot be foreseen or quickly addressed.

Such events and other market events may cause significant declines in the values and liquidity of many securities and other instruments and significant disruptions to global business activity and financial markets. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed-income markets may negatively affect many issuers domestically and worldwide. It can result in trading halts, any of which could hurt the Funds. During periods of market volatility, security prices (including securities held by the Funds) could change drastically and rapidly and, therefore, adversely affect the Funds.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. In addition, in many instances, the securities of mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies. Because mid-capitalization companies normally have fewer outstanding shares than larger ones, it may be more difficult to buy or sell significant shares without unfavorable impacts on prevailing prices. Mid-capitalization companies are typically subject to greater earnings and changes in business prospects than larger, more established companies. Investors may not follow them widely, which can lower the demand for their stock.

Money Market Fund Risk. When a Fund invests in an underlying fund, including a money market fund, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, a Fund will incur higher expenses, which may be duplicative. Although each underlying money market fund in which a Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the underlying fund will be able to do so.

Short Sales Risk. Certain Funds expect to sell securities short. Such Funds will incur a loss because of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, the lender of the borrowed security may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and, as a result, a Fund may have to buy the securities sold short at an unfavorable time and for an unfavorable price. If this occurs, a Fund’s investment may result in a loss. A Fund’s losses are potentially unlimited in a short-sale transaction.

A Fund will incur increased transaction costs associated with selling securities short. A Fund must also pay the broker any dividends and/or interest that accrues when the short sale remains open. To the extent that a Fund holds high levels of cash or cash equivalents for collateral needs, such cash or cash equivalents are not expected to generate material interest income in an environment of low overall interest rates, which may hurt the Fund’s performance.

Small-Capitalization Company Risk. A Fund may be subject to the risk that securities of small capitalization companies may underperform other segments of the equity market or the equity market as a whole. Generally, securities of companies with smaller market capitalizations trade in lower volumes and may be less liquid. They may be more susceptible to market fluctuations than securities of larger, more established companies. Accordingly, it may be difficult for a Fund to sell securities of small capitalization companies at a desired time or price. In addition, smaller companies may have inexperienced management and limited product lines or markets, be less financially secure than larger companies, or depend on fewer key personnel. Thus, smaller companies may be more negatively affected by adverse developments to these product lines or markets and key personnel than larger companies.

Real Estate Industry Concentration Risk. The real estate market’s performance will significantly impact the Fund’s real estate investments. They may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions, (ii) changes in the value of real estate properties, (iii) risks related to local economic conditions, overbuilding, and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. Special risks are also generally associated with particular commercial real estate sectors or operations. The Fund’s investments will be subject to the risks typically associated with real estate, including but not limited to the following:

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties or concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact their ability to meet their payment obligations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve.

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties, extended vacancies, catastrophic events, and casualty or condemnation losses. Real estate income and values may also be greatly affected by demographic trends, changing tastes and values, or increasing vacancies or declining rents.

Regulatory Risk. Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes, or environmental regulations, may also have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because borrowers fail to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, ground lease payments, tenant improvements, third-party leasing commissions, and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected.

REITs Risk. REITs or other real estate-related securities are subject to the risks associated with direct ownership of the real estate, including declines in the value of the real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, changes in interest rates, and liabilities resulting from environmental problems. Generally, REITs can be classified as equity, mortgage, or hybrid. Equity REITs invest most of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to their real estate types, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing, and mixed-property types. Mortgage REITs invest most of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. All REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified in relation to the geographic locations of the properties, are subject to cash flow dependency and defaults by borrowers, and could fail to qualify for tax-free pass-through of net income. Net realized gains under the Internal Revenue Code. REITs typically incur fees that are separate from those incurred by a Fund. Accordingly, a Fund’s investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses in addition to paying Fund expenses.

Value Investing Risk. Value investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or value stocks are out of favor. Value investing may be out of favor with investors occasionally, and value stocks may underperform the securities of other companies or the stock market in general.

OTHER INVESTMENT STRATEGIES AND RELATED RISKS

In addition to the strategies and risks described above, the Funds may invest in other types of securities whose risks are described below, along with certain non-principal risks of the Funds, such as operational risks. Additional information on non-principal investments and their risks can be found in the Funds’ Statement of Additional Information (“SAI”).

Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds may be susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include but are not limited to infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Funds’ operations through hacking or other means for misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cybersecurity failures or breaches by the Funds’ third-party service providers (including, but not limited to, the Adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of the Funds’ shareholders to transact business and the Funds to process transactions, inability to calculate the Funds’ net asset values, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and additional compliance costs. The Funds and their shareholders could be negatively impacted by successful cyber-attacks against or security breakdowns of the Funds or its third-party service providers.

The Funds may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cybersecurity plans and systems put in place by third-party service providers. Cybersecurity risks are also present for issuers of securities in which the Funds invest. This could result in adverse material consequences for such issuers and may cause the funds’ investment in such securities to lose value.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks and result in substantial breakdowns, delays, shutdowns, social isolation, and other disruptions to significant global, local, and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies, reduce the availability of potential investment opportunities, and increase the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Funds may have difficulty achieving their investment objectives, adversely impacting Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Adviser third-party service providers, and counterparties), sectors, industries, markets, securities, and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for specific instruments, and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. These could significantly impact the Funds’ performance, resulting in losses to your investment.

Investments in Money Market Instruments and Temporary Defensive Positions. Each Fund will typically hold a portion of its assets in cash or cash equivalent securities, including short-term debt securities, repurchase agreements, and money market mutual fund shares (“Money Market Instruments”), to maintain liquidity or pending the selection of investments. A Fund can take temporary defensive positions to respond to adverse market, economic, political, or other conditions and, in doing so, may invest up to 100% of its assets in Money Market Instruments. When a Fund invests in a money market mutual fund, the shareholders of the Fund will be subject to duplicative management fees. To the extent a Fund holds other registered investment companies, including money market mutual funds, the Fund will incur acquired fund fees and expenses (as defined by the Securities and Exchange Commission (“SEC”)). Anytime a Fund takes a temporary defensive position, it will not achieve its investment objective.

Portfolio Holdings and Disclosure Policy. The Fund’s SAI, which is available on the Fund’s website at www.naafunds.com, describes its policies and procedures regarding portfolio holdings disclosure.

Additional Information. Whether a Fund is an appropriate investment for an investor depends on the investor’s financial resources and individual investment goals and objectives. The Funds may not be suitable for investors who engage in short-term trading and other speculative strategies and styles.

FUND MANAGEMENT

The Investment Adviser

New Age Alpha Advisors, LLC (d/b/a New Age Alpha), located at 555 Theodore Fremd Avenue, Suite A101, Rye, New York 10580, is the Fund’s investment adviser. Under the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides the Funds with a continuous program of investing the Funds’ assets and determining the composition of the Funds’ portfolios. As of December 31, 2023, the Adviser had approximately $195.5 million in assets under management. The Adviser provides investment advisory services to private funds, institutional investors, and high-net-worth individuals. Its services primarily focus on equity, fixed-income, and environmental, social, and governance (“ESG”) strategies using its proprietary H-Factor investment methodology.

Under the Advisory Agreement, for its services, the Large Core Fund pays the Adviser a monthly investment advisory fee (“Management Fee”) computed at the annual rate of 0.75% of the average daily net assets of the Fund up to $500 million, 0.725% of the average daily net assets of the Fund over $500 million up to $1 billion, 0.70% of the average daily net assets of the Fund over $1 billion up to $1.5 billion, 0.65% of average daily net assets of the Fund over $1.5 billion up to $2 billion, 0.60% of the average daily net assets of the Fund over $2 billion up to $2.5 billion, 0.55% of the average daily net assets of the Fund over $2.5 billion up to $3 billion, and 0.50% of the average daily net assets of the Fund over $3 billion. Each other Fund pays the Adviser a monthly Management Fee computed at the annual rate as a percentage of the average daily net assets of the Fund listed in the table below:

Fund	Management Fee as a Percentage of Average Daily Net Assets
Allocation Fund	0.95%
Large Cap Value Fund	0.65%
Market Neutral Fund	1.10%
Mid Growth Fund	0.75%
Opportunity Fund	0.90%
Risk Managed Fund	0.75%
SMid Cap Fund	0.75%
World Fund	0.70%

Under an expense limitation agreement with respect to all Funds other than the Market Neutral Fund and the Opportunity Fund, the Adviser has agreed to reduce the Management Fee and reimburse Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, and extraordinary expenses such as litigation costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding the percentage of the average daily net assets of each class of shares of each Fund in the table below.

Under an expense limitation agreement with respect to the Market Neutral Fund and the Opportunity Fund, the Adviser has agreed to reduce the Management Fee and reimburse Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, Acquired Fund fees and expenses, and extraordinary expenses such as litigation costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding the percentage of the average daily net assets of each class of shares of each Fund in the table below. “Expenses” shall include borrowing costs (such as interest and dividend expenses on securities sold short) but only to the extent such expenses exceed any income received from the corresponding trading activity. Any net income generated from such trading activities shall first be applied to offset the related expenses, and only the net excess, if any, shall be considered part of the Expenses for purposes of the agreement.

Fund and Share Class	Expense Limitation as a Percentage of Average Daily Net Assets
NAA Allocation Fund
Class A	1.45%
Class C	2.05%
Institutional Class	1.05%
Class P	1.30%
NAA Large Cap Value Fund
Class A	1.10%
Class C	1.85%
Institutional Class	0.85%
Class P	1.10%
NAA Large Core Fund
Class A	1.40%
Class C	2.15%
Institutional Class	1.15%
Class P	1.40%
NAA Market Neutral Real Estate Fund
Class A	1.60%
Class C	2.35%
Institutional Class	1.35%
Class P	1.60%
NAA Mid Growth Fund
Class A	1.60%
Class C	2.35%
Institutional Class	1.35%
Class P	1.60%
NAA Opportunity Fund
Class A	1.71%
Class C	2.46%
Institutional Class	1.41%
Class P	1.71%
NAA Risk Managed Real Estate Fund
Class A	1.24%
Class C	1.94%
Institutional Class	0.92%
Class P	1.25%
NAA SMid Cap Value Fund
Class A	1.15%
Class C	2.00%
Institutional Class	0.92%
Class P	1.21%
NAA World Equity Income Fund
Class A	1.17%
Class C	1.92%
Institutional Class	0.92%
Class P	1.17%

Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by a Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred.

The Adviser is registered with the Commodity Futures Trading Commission as a commodity pool operator and a commodity trading advisor and is a member of the National Futures Association in such capacities.

The Fund’s initial shareholder report will discuss the factors the Board considers in approving each Fund’s Advisory Agreement with the Adviser, including the Board’s conclusions concerning it.

Portfolio Managers

The following individuals have primary responsibility for the daily management of each Fund’s portfolio:

Armen Arus is the Co-Founder and Chief Executive Officer of New Age Alpha, LLC, the parent company of the Adviser and the Chief Executive Officer of the Adviser. Before founding the Adviser, Mr. Arus was the Co-Founder and Co-Chief Executive Officer of Transparent Value, LLC and Transparent Value Advisors, LLC from June 2003 to July 2017. Mr. Arus served as President of Transparent Value Trust from 2010 to 2015. Mr. Arus holds a B.S. in Business from New York University.

Julian Koski is the Co-Founder and Chief Investment Officer of New Age Alpha, LLC, the parent company of the Adviser and the Chief Investment Officer of the Adviser. From 2003 to 2015, Mr. Koski was the Co-Chief Executive Officer of Transparent Value, LLC and Transparent Value Advisors, LLC. He directed Transparent Value’s business development, marketing, and distribution activities and contributed to Transparent Value’s product development initiatives. Mr. Koski attended the University of Witwatersrand (South Africa) and the University of South Africa.

Hugo Chang is a Senior Managing Director of New Age Alpha in charge of Index Development. Before New Age Alpha, he held similar responsibilities at Invesco Indexing and as Vice President for Guggenheim Partners. Mr. Chang has also served as Senior Research Analyst for S&P Dow Jones Indices and was instrumental in custom index research and analytics. Mr. Chang has a master’s degree in Financial Engineering from the University of California, Berkeley and is a CFA Charterholder and Financial Risk Manager.

Konstantin Tourevski is a Senior Portfolio Manager of the Adviser and has been in that role since 2019. From 2003 to 2019, Mr. Tourevski served various senior investment roles at Loews Corporation. Prior to that, Mr. Tourevski was an investment analyst at JP Morgan Asset Management. Mr. Tourevski holds a BA in Economics from New York University and an MBA from Columbia Business School; he is also a CFA Charterholder.

Burak Hurmeydan, Ph.D., will be the Head of Quantitative Strategies at New Age Alpha. Before New Age Alpha, he held similar responsibilities at Security Investors, LLC, also known as Guggenheim Investments, from 2011 through October 2024. He earned his B.S. in Economics from Eastern Mediterranean University and an M.S. degree in Economics from Louisiana State University. Dr. Hurmeydan earned a Ph.D. in Economics with a specialization in Financial Econometrics from Louisiana State University.

Dr. Hurmeydan has agreed to join the Adviser if the reorganization of Guggenheim Risk Managed Real Estate Fund into the NAA Risk Managed Real Estate Fund is approved by shareholders and consummated. If shareholders of the Guggenheim Risk Managed Real Estate Fund do not approve the reorganization, but shareholders of the other funds do approve it, then Dr. Hurmeydan may not become a member of the Adviser’s portfolio management team, and the Funds would update their Prospectuses and Statements of Additional Information accordingly.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and their ownership of shares of the Funds.

Manager of Managers Structure

The Adviser and the Trust have applied for an exemptive order from the SEC for the Funds, according to which the Adviser could operate the Fund under a “manager of managers” structure (the “Order”). If the Order is granted by the SEC, the Adviser would have the authority, subject to the approval of the Board, to hire or replace sub-advisers and modify any existing or future agreement with such sub-advisers without obtaining shareholder approval. There can be no guarantee that the SEC will grant the Order.

Using the “manager of managers” structure would not diminish the Adviser’s responsibilities to the Funds under its Advisory Agreement. The Adviser would have overall responsibility, subject to oversight by the Board, to oversee any sub-adviser for the Funds and to recommend, for approval by the Board, the hiring, termination, and replacement of sub-advisers for the Funds. Specifically, the Adviser would, subject to the review and approval of the Board: (a) set the Fund’s overall investment strategy; (b) evaluate, select, and recommend sub-advisers to manage all or a portion of a Fund’s assets; and (c) implement procedures reasonably designed to ensure that the sub-adviser complies with a Fund’s investment objective, policies, and restrictions. Subject to review by the Board, the Adviser would: (a), when appropriate, allocate and reallocate a Fund’s assets among multiple sub-advisers, and (b) monitor and evaluate the performance of the sub-advisers. In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the proposed sub-adviser’s experience, investment philosophy, and historical performance. Within 90 days after hiring any new sub-adviser, a Fund’s shareholders would receive information about the new sub-advisory relationship. Replacement of the Adviser or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus,” the “Administrator,” or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent, and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment, and officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and other distributions, and (vi) administering custodial and other third-party service provider contracts on behalf of the Funds.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Funds’ principal underwriter and is the exclusive agent for distributing the shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or other approved entities.

The SAI has more detailed information about the Adviser and other service providers to the Funds.

HOW THE FUNDS VALUE THEIR SHARES

The NAV of each Fund is calculated as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. To calculate NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Funds value their portfolio securities at their current market values determined based on available market quotations. However, if market quotations are not available or are unreliable due to market or other events, portfolio securities will be valued at their fair values as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the Board. To the extent the assets of a Fund are invested in other registered investment companies that are not listed on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent that a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The SEC recently adopted Rule 2a-5 under the 1940 Act, establishing an updated regulatory framework for registered investment companies’ fair valuation practices. Under the new rule, more of a Fund’s securities may be subject to fair value pricing. The Funds’ fair value policies and procedures and valuation practices are designed to comply with Rule 2a-5. The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 under the 1940 Act, subject to its oversight. Securities for which market quotations are unavailable or unreliable are valued at fair value as determined in good faith by the valuation designee under its valuation policies and procedures, which the Board has approved. The Funds employ fair value pricing selectively to ensure greater accuracy in their daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Adviser has developed procedures that utilize fair value pricing when reliable market quotations are not readily available or the Funds’ pricing service, if applicable, does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. While fair value determinations will be based upon all available factors that the Adviser deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security at approximately the time it determines its NAV per share. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when the Adviser values a holding or holdings at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by the Adviser concerning services for which it receives an asset-based fee. For more information on the Trust’s fair value procedures, please see the section titled Calculation of Share Price in the SAI.

Your order to purchase or redeem shares is priced at the NAV next calculated after a Fund receives your order in proper form, following the valuation procedures described above. An order is in “proper form” if it includes all necessary information and documentation related to the purchase or redemption request and, if applicable, payment in full of the purchase amount.

HOW TO CHOOSE A SHARE CLASS

Each Fund offers four class shares: Class A, Class C, Institutional Class, and Class P shares. Each share class has its own shareholder eligibility criteria, cost structure, and other features. The following summarizes the primary features of each share class. Contact your financial intermediary or the Funds for more information about each Fund’s share classes and how to choose between them.

Class Name	Investment Minimum/ Eligible Investors	Features
Class A

Initial Investment: $2,500

Subsequent Investments: $100

Minimum Account Balance: None

Eligible Investors: Anyone

The Funds may waive the minimum investment requirement at their discretion.

Notwithstanding the preceding, there is no minimum initial or subsequent investment requirement for Class A shares purchased at NAV as described under “Sales Charge Waivers.”

Front-End Sales Charge: Yes, as described in the section “Sales Charges.” Maximum charge of 4.75%

Contingent Deferred Sales Charge: Purchases of $1,000,000 or more may be subject to a 1.00% CDSC if redeemed within 12 months of purchase. See the “Contingent Deferred Sales Charges” section.

Rule 12b-1 Fee: 0.25%

Class C	Initial Investment: $2,500 Subsequent Investments: $100 Minimum Account Balance: None Eligible Investors: Anyone The Funds may waive the minimum investment requirement at their discretion.	Front-End Sales Charge: None Contingent Deferred Sales Charge: 1.00% on shares redeemed within 12 months of purchase. Rule 12b-1 Fee: 1.00%
Institutional Class

Initial Investment: $2,000,000

Subsequent Investments: None

Minimum Account Balance: $1,000,000

Eligible Investors: Institutional Shares of a Fund are offered exclusively to:

●     Certain retirement plans established for the benefit of employees and former employees of the Adviser or its affiliates;

●     Defined benefit retirement plans, endowments, or foundations;

●     Banks and trust companies or law firms acting as trustee or manager for trust accounts;

●     Investors who purchase shares through asset-based fee programs available through financial intermediaries;

●     Insurance companies; and

●     Institutional Shares shareholders purchasing Institutional Shares through the reinvestment of dividends or other distributions.

●     Institutional Shares shareholders who acquired such shares in connection with the Reorganization.

The Funds reserves the right to waive the minimum initial investment amount of $2,000,000 or to grant other investors eligibility to invest in the shares of a Fund at its discretion.

Front-End Sales Charge: None Contingent Deferred Sales Charge (“CDSC”): None Rule 12b-1 Fee: None
Class P

Initial Investment: None

Subsequent Investments: None

Minimum Account Balance: None

Eligible Investors: Class P shares are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor, including:

●     Authorized no transaction fee platforms;

●     Authorized fee-based programs of financial intermediaries;

●     Authorized registered investment advisers and discretionary managed account programs;

●     Authorized banks, trust companies, broker/dealers, or other financial organizations that charge an advisory fee,

●     management fee, consulting fee, fee instead of brokerage commissions or other similar fee for their services;

●     Authorized retirement platforms for financial intermediaries and

●     Other authorized intermediaries approved by the Distributor.

Front-End Sales Charge: None Contingent Deferred Sales Charge (“CDSC”): None Rule 12b-1 Fee: 0.25%

The investor eligibility requirements, the minimum initial investment, and account balance requirements for each class of shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.

SHARE CLASS CONVERSIONS

A share class conversion effectively involves exchanging shares of one class of a Fund for another share class of the same Fund. From time to time, the Funds may authorize or permit the conversion of shares of one class of shares for another class of shares of the same Fund, provided that certain conditions are met (such as the shareholder is eligible for the new share class or such other terms and conditions as the Funds may determine). A share class conversion is generally not subject to the market timing and short-term trading policies described in this Prospectus. The Funds reserve the right to modify, suspend, or eliminate any share class conversion features at any time.

Following a share class conversion (or other similar shareholder transaction event), the ongoing fees and expenses of the new share class will differ from and may be higher or lower than those of the share class that you previously held. You should carefully review the information in this Prospectus relating to the new share class, including the fees, expenses, and features, or contact your financial intermediary for more information.

Class C shares of a Fund will automatically convert to Class A shares of the same Fund following the 8th anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee, or other charge. After the conversion, the shares will be subject to all features and expenses of Class A shares. For shareholders invested in Class C shares of a Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain records necessary to verify and ensure that the shareholder is credited with the proper holding period for Class C shares. Please consult your financial intermediary for more information.

Although the Funds expect that conversion between share classes of the same Fund should ordinarily not result in recognition of a gain or loss for federal income tax purposes, you should consult with your tax adviser concerning the federal, state, and local (or foreign) tax treatment of your investment in a Fund and any share class conversions. You should also consult your financial intermediary to learn more about these types of shareholder transaction events for Fund shares held through the intermediary.

HOW TO BUY SHARES

Shares are available for purchase from a Fund every day the NYSE is open for business, at the NAV next calculated after receipt of a purchase order in proper form. The Funds reserve the right to reject any purchase request and suspend the offering of shares at any time. Such broker-dealer or intermediary may charge a fee to investors who purchase shares through a broker-dealer or other financial intermediary. The Funds mail you confirmations of all purchases or redemptions of Fund shares if shares are purchased directly through the Funds. Certificates representing Fund shares are not issued.

Opening an Account

An account may be opened by mail or bank wire if it is submitted in proper form, as follows:

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to the name of the Fund you are investing in.

●	Mail the application and the check to the Transfer Agent at the following address:

[Name of Fund]
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shares will be issued at the NAV next computed after receipt of your application, in proper form and check. All purchases must be made in U.S. dollars, and checks must be drawn from U.S. financial institutions. The Funds do not accept cash, drafts, “starter” checks, traveler’s checks, credit card checks, post-dated checks, non-U.S. financial institution checks, cashier’s checks, or money orders. In addition, the Funds do not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to fifteen (15) calendar days from the date of purchase. If your check or electronic payment does not clear, you will be responsible for any loss incurred by the Fund and charged a $25 fee to defray bank charges.

By sending your check to the Transfer Agent, please be aware that you authorize the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Once processed, your original check will be destroyed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at (833) 840-3937 to obtain the necessary information to instruct your financial institution to wire your investment. A representative will assist you in getting an account application, which must be completed, signed, and faxed (or mailed) to the Transfer Agent before payment by wire will be accepted.

The Funds require advance notification of all wire purchases to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent before the transmittal of the bank wire may result in a delay in purchasing shares of a Fund. Following proper advance notification to the Transfer Agent, an order is considered received when U.S. Bank, N.A., the Funds’ custodian, accepts payment by wire. If your account application was faxed to the Transfer Agent, you must also mail the completed application to the Transfer Agent on the same day the wire payment is made. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire in proper form.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions authorized to accept orders on behalf of the Funds at the NAV, which is next determined after receiving your order in proper form by such organization. These organizations are authorized to designate other intermediaries to receive purchase orders on a Fund’s behalf. A Fund will be deemed to have accepted a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee receives the order in proper form. These organizations may charge you transaction fees on purchases of Fund shares. They may impose other charges, restrictions, or account options that differ from those applicable to shareholders who purchase shares directly through a Fund. An investor transacting through a broker acting as an agent for the investor may be required to pay a commission or other forms of compensation to the broker. These organizations may be the shareholders of record of your shares. Such investors should consult with their financial intermediary regarding any commissions, other fees, and expenses of the purchased shares. The Funds are not responsible for ensuring these organizations fulfill their customers’ obligations. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on purchasing and redeeming shares.

Automated Clearing House (“ACH”) Purchase. You may not use ACH transactions for your initial purchase of Fund shares. Current shareholders may purchase additional shares via ACH. To have this option added to your account, please send a letter to the Funds requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

Subsequent Investments

Once an account is open, additional purchases of Fund shares may be made at any time in any amount. Additional purchases must be submitted in the proper form described below. Additional purchases may be made:

●	By sending a check payable to the Fund you invest in, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses a Fund suffers because of any check returned for insufficient funds.

●	By wire to a Fund account, as described under “Opening an Account—By Wire.” Shareholders must call the Transfer Agent at (833) 840-3937 before wiring funds.

●	Through your brokerage firm or other financial institution.

Automatic Investment Plans and Direct Deposit Plans

You may automatically invest monthly Funds from your bank, savings and loan, or other depository institution. The minimum investments under the automatic investment plan must be at least $100 under the plan. The Transfer Agent currently pays the costs of this service but reserves the right, upon thirty (30) days’ written notice, to make reasonable charges. Your depository institution may impose its charge for making transfers from your account.

Your employer may offer a direct deposit plan that allows you to have all or a portion of your paycheck transferred automatically to purchase shares of a Fund. Social Security recipients may also have all or a portion of their social security check transferred automatically to buy shares of a Fund. Please call (833) 840-3937 for more information about the automatic investment plan and direct deposit plans.

Purchases In-Kind

The Funds may accept securities instead of cash to purchase shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for a Fund, the marketability of such securities, and other factors that a Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute a Fund’s NAV.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person who opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document to verify your identity. In addition, verifying your identity by cross-referencing your identification information with a consumer report or other electronic database may be necessary. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they cannot verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV and then calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Funds will not be responsible for any loss incurred due to the Funds’ inability to verify your identity.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or financing illegal activities. In this regard, the Funds reserve the right to (i) refuse, cancel, or rescind any purchase or exchange order; (ii) freeze any account and suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when required by applicable law or when the Funds are requested or compelled by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive redemption proceeds if the Funds are required to withhold such proceeds.

HOW TO REDEEM SHARES

Shares of a Fund may be redeemed on any day the Fund computes its NAV. Shares are redeemed at their NAV, which is next determined after the Transfer Agent receives your redemption request in the proper form, as described below. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to the Fund in which you are invested, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the account number, and the shares or dollar amount to be redeemed. They must be signed exactly as the shares are registered with such Fund. If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Signature Guarantees. If the shares to be redeemed have a value of greater than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record, to an address other than that on record with a Fund, or transmitted to a bank other than the bank of record, then you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous fifteen (15) days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution participating in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions not participating in STAMP will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application, or you must write to the applicable Fund and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether the Fund should withhold federal income tax. Unless you specifically decline the telephone redemption privilege on your account application, you may redeem shares of $50,000 or less by telephone by calling the Transfer Agent at (833) 840-3937.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an ACH transaction. In either case, proceeds of $1,000 or more may be transferred by wire to the account stated on the account application. The Fund’s custodian may charge shareholders a fee of $15 for outgoing wires.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If the Transfer Agent follows reasonable procedures, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. “Reasonable procedures” include but are not limited to the Transfer Agent confirming that the account is eligible for telephone transactions, requesting some form of personal identification (e.g., social security number, date of birth, etc.) from you before acting on telephonic instructions, and getting a verbal confirmation from you on a recorded line at the time of the transaction. In drastic economic or market changes, a shareholder may experience difficulty redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution authorized to accept orders on behalf of the Fund at the NAV, which is next determined after receiving your order in proper form by such organization. These organizations are authorized to designate other intermediaries to receive redemption orders on the Fund’s behalf. The Fund calculates its NAV as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time). Your brokerage firm or financial institution may require a redemption request to be received earlier during the day for your redemption to be effective as of the day the order is received in proper form. Such an organization may charge you transaction fees on redemptions of Fund shares. It may impose other charges, restrictions, or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment

The time the Funds typically expect to pay redemption proceeds is the same regardless of whether the payment is made by check, wire, or ACH. The Funds typically expect to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the Funds typically expect to mail the check within one to three business days and

●	For payment by wire or ACH, the Funds typically expect to process the payment within one to three business.

Payment of redemption proceeds may take longer than the Funds typically expect and may take up to seven calendar days as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). Under unusual circumstances, as permitted by the SEC, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than seven calendar days. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check transfer has been converted to federal funds, which could take up to 15 calendar days.

Minimum Account Balance (Institutional Class Only)

Due to the high cost of maintaining shareholder accounts, the Funds may involuntarily redeem Institutional Class shares and pay the proceeds if the shareholder’s activity causes the account balance to fall below $1,000,000 (the “Minimum Account Balance”). Such automatic redemptions may cause a taxable event for the shareholder. However, an automatic redemption does not apply if the balance falls below a Fund’s Minimum Account Balance solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, shareholders will be given 60 days’ advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at net asset value (“NAV”) on the day the account is closed.

Systematic Withdrawal Plan

If the shares of a Fund in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is no charge for this service, but the Transfer Agent reserves the right to make reasonable charges upon thirty (30) calendar days’ written notice. Call the Transfer Agent toll-free at (833) 840-3937 for additional information.

Other Redemption Information

Generally, all redemptions will be paid in cash. The Funds typically expect to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Adviser believes it is in the best interest of a Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Funds’ custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Funds reserve the right to pay for a redemption in securities rather than cash, known as a “redemption in-kind.” Redemptions in-kind will be made only under extraordinary circumstances and if a Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in-kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that a Fund uses to compute its NAV. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of a Fund’s holdings to the redeeming shareholder within seven (7) calendar days after the Fund receives the redemption order in proper form. If a Fund redeems your shares in-kind, you will bear the market risks of maintaining or selling the securities transferred as redemption proceeds. In addition, when you sell these securities, you may pay taxes and brokerage charges associated with selling the securities.

Exchanging Shares

The proceeds from a redemption of shares of one Fund can be used to purchase shares of another Fund, given that the registration is the same. There is no limit on the number or dollar amount of exchanges. The Funds reserve the right to modify or eliminate this exchange privilege in the future. The exchange of shares is treated as a sale, and an exchanging shareholder may realize a taxable gain or loss.

SALES CHARGES

Front-End Sales Charges – Class A shares

The offering price of Class A shares is the next calculated NAV after the Funds receive your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies depending on your investment amount. The sales charges below apply to purchases of Class A shares of the Funds.

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price	Your Sales Charge as a Percentage of Your Net Investment	Percentage Reallowable to Dealers
Less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over[1]	None	None	None

1	Purchases of Class A shares of a Fund of $1,000,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within twelve (12) months of purchase. See “Contingent Deferred Sales Charges” below for more information.

You may qualify for reduced sales charges or sales charge waivers. If you believe you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares you and family members held at all financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. Your financial intermediary may not offer any or all of the waivers or discounts discussed below, in which case you would be required to purchase Class A shares directly from a Fund or through another intermediary to receive the desired waiver or discount.

Waiver of Front-End Sales Charge – Class A shares

Certain investors may be eligible for a waiver of the sales loads due to the nature of the investors and the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on Class A shares purchased:

●	Through reinvestment of dividends and distributions;

●	Through an account advised or sub-advised by the Adviser or their affiliates;

●	By persons repurchasing shares they redeemed within the last ninety (90) days (see “Repurchase of Class A shares”);

●	By employees, officers and directors, and members of their family, of the Adviser and its affiliates;

●	By persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs as long as the plan was previously invested in the Fund;

●	By investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within thirty (30) days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

●	Through dealers, retirement plans, asset allocation programs, and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge;

●	Purchases by registered representatives and other employees of certain financial intermediaries (and their family members) having selling agreements with the Adviser or Distributor; and

●	Certain other investors as deemed appropriate by the Adviser.

You should inquire with your financial intermediary whether a waiver of the front-end sales charge applies to you.

Repurchase of Class A shares

You may repurchase any amount of Class A shares of a Fund at NAV (without the normal front-end sales charge) up to the limit of the value of any amount of Class A shares (other than those that were purchased with reinvested dividends and distributions) that you redeemed within the past ninety (90) days. This allows you to reacquire shares you may have had to redeem without repaying the front-end sales charge. To exercise this privilege, a Fund must receive your purchase order within ninety (90) days of redemption. In addition, you must notify your investment professional or institution that you are repurchasing shares when you send in your purchase order. Specific tax rules may limit your ability to recognize a loss on the redemption of your Class A shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Rights of Accumulation

In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A shares you already own to the amount you currently purchase. A Fund will combine the value of your current purchases with the present value of any Class A shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust, or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to the accumulation of purchases, you must notify the transfer agent at the time of purchase of the existence of other accounts and holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding Fund shares held by you or related accounts at the Fund or other financial intermediaries to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

Letter of Intent

You may purchase Class A shares at the sales charge rate applicable to the total amount of the purchases you intend to make over 13 months. In other words, a Letter of Intent allows you to purchase Class A shares of a Fund over 13 months and receive the same sales charge as if you had purchased all the shares simultaneously. The Funds will only consider the value of Class A shares sold subject to a sales charge. As a result, Class A shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on purchasing Class A shares based on shares you intend to buy over the 13 months, you must send the Funds a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to ninety (90) days before the date of the Letter. Purchases resulting from reinvesting dividends and capital gains do not apply toward fulfilling the Letter. The 13-month period begins on the date of the first purchase, including those made ninety (90) days before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Funds to hold 5% of the total amount you intend to purchase in escrow. If you do not complete the total intended purchase of Class A shares at the end of the 13 months, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would usually apply (based on the actual amount you bought).

Combined Purchase/Quantity Discount Privilege

When calculating the appropriate sales charge rate, a Fund will combine same-day purchases of Class A shares (subject to a sales charge) made by you, your spouse, and your minor children (under age 21). This combination applies to Class A shares you purchase with a Letter of Intent.

Contingent Deferred Sales Charges

Class A shares

You will not pay a front-end sales charge if you purchase $1,000,000 or more of Class A shares of a Fund. However, Class A shares purchases of $1,000,000 or more may be subject to a 1.00% CDSC if redeemed within 12 months of purchase. The CDSC will be based on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after a Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price.

In addition, the CDSC may be waived under the following circumstances:

●	In the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the Class A shares being redeemed;

●	In the event of the death of the shareholder (including a registered joint owner); and

●	Redemptions of Class A shares where the Funds’ distributor did not pay a sales commission when such shares were purchased.

Class C Shares

You will not pay a front-end sales charge if you purchase Class C Shares. However, you may pay a CDSC of 1.00% on any Class C Shares you sell within 12 months after your purchase. The CDSC will be based on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after a Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price.

In addition, the CDSC may be waived under the following circumstances:

●	In the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the Class C Shares being redeemed;

●	In the event of the death of the shareholder (including a registered joint owner); and

●	Redemptions of Class C Shares where the Funds’ distributor did not pay a sales commission when such shares were purchased.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Different intermediaries may impose additional sales charges (including potential reductions in or waivers of sales charges).

In all instances, the purchaser must notify a Fund or the purchaser’s financial intermediary when purchasing any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders must purchase Fund shares directly from a Fund or through another intermediary to receive such waivers or discounts.

General Information about Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different compensation levels depending on which class of shares you buy. The Funds’ distributor may pay dealers up to 1.00% on investments in Class C Shares. The Distributor may pay dealers up to 1.00% on investments of $1,000,000 or more in Class A shares. Some financial institutions may occasionally be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for federal securities law.

The Funds’ distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which the Funds’ distributor will pay for from any sales charge it receives or from any other source available to it. Under any such program, the Funds’ distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales, including merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year per individual.

Information regarding the Funds’ sales charges may be obtained by calling toll-free (833) 840-3937

Because this prospectus is available on the Funds’ website free of charge, the Funds do not separately post information regarding their sales charges on the website.

12B-1 AND SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for Class A, Class C, and Class P shares. Under the Plan, the Fund pays its distributor an annual fee for distribution and shareholder servicing expenses up to 0.25% of the Fund’s average daily net assets attributable to Class A and P shares and 1.00% for Class C shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, they will increase the cost of your investment and may cost you more than paying other sales charges. Therefore, you should be aware that if you had your shares for a substantial period, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of 12b-1 fees.

OTHER POLICIES

Shareholder Statements and Householding

The Transfer Agent maintains an account for each shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur. Account statements may be obtained by calling the Funds at (833) 840-3937 on the days the Funds are open for business. Other account statement requests may be subject to a $25 retrieval fee.

To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of each prospectus and annual and semi-annual report to shareholders with the same address on the Funds’ records. Consolidating these mailings, called householding, benefits the Funds through reduced mailing expenses. If you want to receive multiple copies of these materials, you may call (833) 840-3937. You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

Unclaimed Property

Each state has rules for unclaimed property that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when the post office returns mail sent to a shareholder, or “RPO” as undeliverable), or a combination of both inactivity and returned mail. Once it flags the property as unclaimed, the Funds will attempt to contact the shareholder. Still, if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the Texas Comptroller’s website. While the designated representative has no rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned their property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling (833) 840-3937.

Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of a Fund’s shares. The Fund does not accommodate frequent purchases or redemptions of Fund shares that result in disruptive trading.

The Board has adopted policies and procedures to detect and prevent disruptive trading, including market timing in the Funds. Through their service providers, the Funds monitor shareholder trading activity to ensure it complies with each Fund’s policies. The Funds prepare reports illustrating purchase and redemption activity to detect disruptive trading activity. The Funds do not define frequent trading quantitatively when monitoring shareholder purchases and redemptions. Instead, the Funds use a subjective approach that permits it to reject any purchase orders that it believes may indicate market timing or disruptive trading. The right to refuse a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Funds may also modify any terms or conditions of purchases of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Funds’ policies and procedures to prevent disruptive trading activity are applied uniformly to all shareholders. In the Board’s opinion, these actions should help reduce the risk of abusive trading in the Funds.

When financial intermediaries establish omnibus accounts in a Fund for their clients, the Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent or disruptive trading. If a Fund detects potentially disruptive trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and its client. Each intermediary that offers a Fund’s shares through an omnibus account has entered into an information-sharing agreement with the Fund designed to assist the Fund in stopping future disruptive trading.

Intermediaries may apply frequent trading policies that differ from this Prospectus. If you invest in a Fund through an intermediary, please read that firm’s program materials carefully to learn any applicable rules or fees.

Although the Funds have discouraged frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends and net capital gain distributions, if any, are typically declared and paid at least annually by the Funds. Your dividends and capital gains will be automatically reinvested in additional shares of a Fund unless you elect to receive them in cash. Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. The Fund’s income and capital gains distributions, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

Each Fund has qualified and plans to continue to qualify as a regulated investment company for federal income tax purposes and, as such, will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. Each Fund intends to distribute its income and gains so that it will not be subject to a federal excise tax on specific undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are taxed as ordinary income. However, certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations holding Fund shares, certain income from the Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are taxed as long-term capital gains, regardless of how long you have held your Fund shares.

When you redeem Fund shares, you will realize a capital gain or loss if you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, and tax-exempt investors who do not borrow to purchase Fund shares, any gain realized on redemption of Fund shares will be subject to federal income tax.

You will be notified by February 15th of each year about the federal tax status of distributions made by a Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

A shareholder is responsible for tracking the tax basis and holding periods of the shareholder’s shares in a Fund for federal income tax purposes. However, the Fund must report to the Internal Revenue Service (the “IRS”) and furnish shareholders the cost basis information for purchased and sold shares. The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders, which means this is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs. The entire position is not sold at one time. Shareholders may, however, choose a method other than a Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost-basis method for their tax situation and to obtain more information about how cost-basis reporting applies to them. Shareholders should also carefully review the fund’s cost basis information and make any additional basis, holding period, or other adjustments required when reporting these amounts on their federal income tax returns.

Federal law requires the Funds to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone’s tax situation is different, you should consult your tax professional about the federal, state, and local tax consequences of an investment in the Funds.

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand the financial performance of each class of shares of each Fund for the past five fiscal years and are based on the financial information of each Fund’s predecessor fund. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the fiscal year ends shown below has been audited by Ernst & Young LLP, the Predecessor Funds’ independent registered public accounting firm, whose report, along with the Predecessor Funds’ financial statements, is included in the Predecessor Funds’ Annual Report to shareholders, which is available upon request. The information for the semi-annual period ended March 31, 2024, is unaudited. Unaudited interim financial statements furnished reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the result for the interim periods presented. All such adjustments are of a normal recurring nature.

NAA ALLOCATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$14.04	$14.23	$18.11	$14.00	$16.50	$18.59
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	.26	(.01)	(.06)	.02	.03
Net gain (loss) on investments (realized and unrealized)	3.50	(.40)	(1.27)	4.18	.07 [j]	(.12)
Total from investment operations	3.48	(.14)	(1.28)	4.12	.09	(.09)
Less distributions from:
Net investment income	(.26)	(.05)	—	(.01)	—	—
Net realized gains	—	—	(2.60)	—	(2.59)	(2.00)
Total distributions	(.26)	(.05)	(2.60)	(.01)	(2.59)	(2.00)
Net asset value, end of period	$17.26	$14.04	$14.23	$18.11	$14.00	$16.50

Total Return[d]	25.05%	(0.97%)	(9.40%)	29.42%	(0.38%)	1.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$124,676	$111,157	$135,504	$152,598	$106,549	$104,877
Ratios to average net assets:
Net investment income (loss)	(0.25%)	1.81%	(0.03%)	(0.38%)	0.16%	0.18%
Total expenses[e]	1.59%	1.58%	1.48%	1.44%	1.43%	1.40%
Net expenses[f,g,h]	1.49%	1.47%	1.39%	1.42%	1.40%	1.39%
Portfolio turnover rate	65%	130%	149%	131%	313%	203%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$12.67	$12.87	$16.72	$13.01	$15.59	$17.81
Income (loss) from investment operations:
Net investment income (loss)[b]	(.06)	.16	(.12)	(.16)	(.07)	(.08)
Net gain (loss) on investments (realized and unrealized)	3.18	(.36)	(1.13)	3.87	.08 [j]	(.14)
Total from investment operations	3.12	(.20)	(1.25)	3.71	.01	(.22)
Less distributions from:
Net investment income	(.15)	—	—	—	—	—
Net realized gains	—	—	(2.60)	—	(2.59)	(2.00)
Total distributions	(.15)	—	(2.60)	—	(2.59)	(2.00)
Net asset value, end of period	$15.64	$12.67	$12.87	$16.72	$13.01	$15.59

Total Return[d]	24.75%	(1.55%)	(10.08%)	28.52%	(0.99%)	0.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,496	$11,548	$20,835	$60,153	$98,656	$176,994
Ratios to average net assets:
Net investment income (loss)	(0.86%)	1.25%	(0.82%)	(1.02%)	(0.53%)	(0.53%)
Total expenses[e]	2.25%	2.21%	2.21%	2.15%	2.15%	2.13%
Net expenses[f,g,h]	2.09%	2.08%	2.08%	2.09%	2.10%	2.11%
Portfolio turnover rate	65%	130%	149%	131%	313%	203%

NAA ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$14.19	$14.36	$18.25	$14.10	$16.59	$18.67
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	.28	— [c]	(.05)	.03	.04
Net gain (loss) on investments (realized and unrealized)	3.55	(.39)	(1.29)	4.20	.07 [j]	(.12)
Total from investment operations	3.54	(.11)	(1.29)	4.15	.10	(.08)
Less distributions from:
Net investment income	(.28)	(.06)	—	— [c]	—	—
Net realized gains	—	—	(2.60)	—	(2.59)	(2.00)
Total distributions	(.28)	(.06)	(2.60)	—	(2.59)	(2.00)
Net asset value, end of period	$17.45	$14.19	$14.36	$18.25	$14.10	$16.59

Total Return	25.21%	(0.80%)	(9.38%)	29.45%	(0.30%)	1.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,685	$4,363	$5,424	$8,533	$9,143	$15,056
Ratios to average net assets:
Net investment income (loss)	(0.11%)	1.96%	(0.01%)	(0.28%)	0.22%	0.24%
Total expenses[e]	1.47%	1.47%	1.43%	1.38%	1.40%	1.40%
Net expenses[f,g,h]	1.34%	1.33%	1.33%	1.34%	1.35%	1.36%
Portfolio turnover rate	65%	130%	149%	131%	313%	203%

NAA ALLOCATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$14.66	$14.85	$18.74	$14.48	$16.93	$18.97
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	.33	.04	(.01)	.07	.08
Net gain (loss) on investments (realized and unrealized)	3.66	(.42)	(1.33)	4.32	.07 [j]	(.12)
Total from investment operations	3.67	(.09)	(1.29)	4.31	.14	(.04)
Less distributions from:
Net investment income	(.33)	(.10)	—	(.05)	—	—
Net realized gains	—	—	(2.60)	—	(2.59)	(2.00)
Total distributions	(.33)	(.10)	(2.60)	(.05)	(2.59)	(2.00)
Net asset value, end of period	$18.00	$14.66	$14.85	$18.74	$14.48	$16.93

Total Return	25.31%	(0.58%)	(9.11%)	29.81%	(0.03%)	1.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,266	$63,225	$93,219	$137,682	$152,083	$266,223
Ratios to average net assets:
Net investment income (loss)	0.15%	2.22%	0.25%	(0.04%)	0.47%	0.48%
Total expenses[e]	1.21%	1.22%	1.20%	1.15%	1.15%	1.13%
Net expenses[f,g,h]	1.09%	1.08%	1.08%	1.09%	1.10%	1.11%
Portfolio turnover rate	65%	130%	149%	131%	313%	203%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24[a]		09/30/23		09/30/22	09/30/21	09/30/20		09/30/19
Class A	—		0.09%		0.01%	—	—		0.01%
Class C	0.00%	[i]	0.01%		0.01%	—	0.01%		0.01%
Class P	0.00%	[i]	0.00%	[i]	0.01%	—	0.00%	[i]	0.00%	[i]
Institutional Class	0.00%	[i]	0.01%		0.01%	—	0.01%		0.01%

[i]	Less than 0.01%.

[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	1.48%	1.46%	1.38%	1.41%	1.40%	1.39%
Class C	2.09%	2.07%	2.08%	2.08%	2.10%	2.10%
Class P	1.33%	1.32%	1.33%	1.34%	1.35%	1.35%
Institutional Class	1.08%	1.07%	1.08%	1.09%	1.10%	1.10%

[j]	The amount shown for a share outstanding throughout the year does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

NAA LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$45.66	$43.75	$50.08	$38.17	$43.56	$48.08
Income (loss) from investment operations:
Net investment income (loss)[b]	.32	.61	.56	.41	.97	.62
Net gain (loss) on investments (realized and unrealized)	7.16	5.55	(3.40)	14.51	(2.97)	(2.66)
Total from investment operations	7.48	6.16	(2.84)	14.92	(2.00)	(2.04)
Less distributions from:
Net investment income	(.70)	(.52)	(.43)	(1.30)	(.70)	(.36)
Net realized gains	(4.60)	(3.73)	(3.06)	(1.71)	(2.69)	(2.12)
Total distributions	(5.30)	(4.25)	(3.49)	(3.01)	(3.39)	(2.48)
Net asset value, end of period	$47.84	$45.66	$43.75	$50.08	$38.17	$43.56

Total Return[c]	17.48%	14.19%	(6.43%)	40.59%	(5.58%)	(3.59%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,282	$31,862	$30,733	$36,678	$28,548	$53,248
Ratios to average net assets:
Net investment income (loss)	1.42%	1.32%	1.11%	0.88%	2.40%	1.42%
Total expenses[d]	1.45%	1.47%	1.41%	1.47%	1.46%	1.31%
Net expenses[e,f,g]	1.13%	1.12%	1.13%	1.15%	1.15%	1.15%
Portfolio turnover rate	10%	19%	33%	19%	25%	37%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$40.68	$39.44	$45.43	$34.79	$39.77	$44.03
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.24	.18	.05	.62	.26
Net gain (loss) on investments (realized and unrealized)	6.36	5.00	(3.07)	13.23	(2.74)	(2.40)
Total from investment operations	6.49	5.24	(2.89)	13.28	(2.12)	(2.14)
Less distributions from:
Net investment income	(.26)	(.27)	(.04)	(.93)	(.17)	—
Net realized gains	(4.60)	(3.73)	(3.06)	(1.71)	(2.69)	(2.12)
Total distributions	(4.86)	(4.00)	(3.10)	(2.64)	(2.86)	(2.12)
Net asset value, end of period	$42.31	$40.68	$39.44	$45.43	$34.79	$39.77

Total Return[c]	17.05%	13.33%	(7.13%)	39.55%	(6.30%)	(4.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,156	$1,225	$1,653	$1,191	$911	$1,533
Ratios to average net assets:
Net investment income (loss)	0.67%	0.57%	0.39%	0.12%	1.69%	0.66%
Total expenses[d]	2.30%	2.28%	2.29%	2.36%	2.43%	2.18%
Net expenses[e,f,g]	1.88%	1.87%	1.88%	1.89%	1.90%	1.90%
Portfolio turnover rate	10%	19%	33%	19%	25%	37%

NAA LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$45.53	$43.59	$49.91	$38.06	$43.46	$48.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.32	.62	.53	.41	.83	.61
Net gain (loss) on investments (realized and unrealized)	7.12	5.52	(3.34)	14.46	(2.82)	(2.64)
Total from investment operations	7.44	6.14	(2.81)	14.87	(1.99)	(2.03)
Less distributions from:
Net investment income	(.70)	(.47)	(.45)	(1.31)	(.72)	(.39)
Net realized gains	(4.60)	(3.73)	(3.06)	(1.71)	(2.69)	(2.12)
Total distributions	(5.30)	(4.20)	(3.51)	(3.02)	(3.41)	(2.51)
Net asset value, end of period	$47.67	$45.53	$43.59	$49.91	$38.06	$43.46

Total Return	17.48%	14.19%	(6.44%)	40.60%	(5.58%)	(3.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$94	$84	$97	$194	$170	$155
Ratios to average net assets:
Net investment income (loss)	1.43%	1.33%	1.05%	0.87%	2.12%	1.41%
Total expenses[d]	1.56%	1.70%	1.67%	1.71%	1.72%	1.60%
Net expenses[e,f,g]	1.13%	1.12%	1.14%	1.15%	1.15%	1.15%
Portfolio turnover rate	10%	19%	33%	19%	25%	37%

NAA LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$44.90	$43.11	$49.39	$37.71	$43.08	$47.60
Income (loss) from investment operations:
Net investment income (loss)[b]	.37	.74	.71	.52	.98	.71
Net gain (loss) on investments (realized and unrealized)	7.04	5.43	(3.38)	14.31	(2.84)	(2.63)
Total from investment operations	7.41	6.17	(2.67)	14.83	(1.86)	(1.92)
Less distributions from:
Net investment income	(.83)	(.65)	(.55)	(1.44)	(.82)	(.48)
Net realized gains	(4.60)	(3.73)	(3.06)	(1.71)	(2.69)	(2.12)
Total distributions	(5.43)	(4.38)	(3.61)	(3.15)	(3.51)	(2.60)
Net asset value, end of period	$46.88	$44.90	$43.11	$49.39	$37.71	$43.08

Total Return	17.64%	14.48%	(6.20%)	40.93%	(5.35%)	(3.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,524	$2,028	$5,246	$1,364	$477	$798
Ratios to average net assets:
Net investment income (loss)	1.67%	1.61%	1.46%	1.10%	2.50%	1.65%
Total expenses[d]	1.28%	1.21%	1.15%	1.24%	1.35%	1.14%
Net expenses[e,f,g]	0.87%	0.87%	0.88%	0.89%	0.90%	0.90%
Portfolio turnover rate	10%	19%	33%	19%	25%	37%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24[a]		09/30/23	09/30/22	09/30/21		09/30/20		09/30/19
Class A	0.00%	*	—	—	0.00%	*	0.00%	*	0.00%	*
Class C	0.00%	*	—	—	0.00%	*	—		0.00%	*
Class P	—		—	—	—		—		—
Institutional Class	—		—	—	—		—		—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	1.12%	1.12%	1.13%	1.14%	1.15%	1.15%
Class C	1.87%	1.87%	1.88%	1.89%	1.90%	1.90%
Class P	1.12%	1.12%	1.13%	1.14%	1.15%	1.15%
Institutional Class	0.87%	0.87%	0.88%	0.89%	0.90%	0.90%

NAA LARGE CORE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$18.44	$21.18	$27.35	$23.01	$20.48	$24.78
Income (loss) from investment operations:
Net investment income (loss)[b]	.31	.56	.18	.06	.17	.30
Net gain (loss) on investments (realized and unrealized)	4.13	3.32	(5.02)	6.46	2.70	(.72)
Total from investment operations	4.44	3.88	(4.84)	6.52	2.87	(.42)
Less distributions from:
Net investment income	(.50)	(.22)	(.08)	(.19)	(.31)	(.30)
Net realized gains	—	(6.40)	(1.25)	(1.99)	(.03)	(3.58)
Total distributions	(.50)	(6.62)	(1.33)	(2.18)	(.34)	(3.88)
Net asset value, end of period	$22.38	$18.44	$21.18	$27.35	$23.01	$20.48

Total Return[c]	24.43%	21.81%	(18.94%)	29.91%	14.18%	1.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$242,641	$201,587	$186,957	$247,243	$204,428	$196,563
Ratios to average net assets:
Net investment income (loss)	3.05%	3.01%	0.68%	0.23%	0.79%	1.48%
Total expenses[d]	1.69%	1.48%	1.20%	1.23%	1.32%	1.31%
Net expenses[e]	1.65%	1.44%	1.15%	1.17%	1.28%	1.28%
Portfolio turnover rate	27%	56%	62%	25%	69%	51%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$9.16	$13.57	$18.03	$15.87	$14.22	$18.41
Income (loss) from investment operations:
Net investment income (loss)[b]	.11	.21	(.02)	(.11)	(.02)	.08
Net gain (loss) on investments (realized and unrealized)	2.02	1.93	(3.20)	4.34	1.87	(.69)
Total from investment operations	2.13	2.14	(3.22)	4.23	1.85	(.61)
Less distributions from:
Net investment income	(.44)	(.15)	—	(.08)	(.17)	—
Net realized gains	—	(6.40)	(1.24)	(1.99)	(.03)	(3.58)
Total distributions	(.44)	(6.55)	(1.24)	(2.07)	(.20)	(3.58)
Net asset value, end of period	$10.85	$9.16	$13.57	$18.03	$15.87	$14.22

Total Return[c]	23.84%	20.81%	(19.69%)	28.69%	13.11%	0.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$932	$797	$999	$869	$1,019	$973
Ratios to average net assets:
Net investment income (loss)	2.13%	2.14%	(0.10%)	(0.67%)	(0.15%)	0.58%
Total expenses[d]	2.61%	2.32%	2.10%	2.15%	2.24%	2.23%
Net expenses[e]	2.57%	2.28%	2.04%	2.09%	2.20%	2.19%
Portfolio turnover rate	27%	56%	62%	25%	69%	51%

NAA LARGE CORE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$18.03	$20.83	$26.93	$22.69	$20.21	$24.49
Income (loss) from investment operations:
Net investment income (loss)[b]	.30	.53	.13	.02	.14	.29
Net gain (loss) on investments (realized and unrealized)	4.04	3.25	(4.94)	6.38	2.67	(.73)
Total from investment operations	4.34	3.78	(4.81)	6.40	2.81	(.44)
Less distributions from:
Net investment income	(.47)	(.18)	(.05)	(.17)	(.30)	(.26)
Net realized gains	—	(6.40)	(1.24)	(1.99)	(.03)	(3.58)
Total distributions	(.47)	(6.58)	(1.29)	(2.16)	(.33)	(3.84)
Net asset value, end of period	$21.90	$18.03	$20.83	$26.93	$22.69	$20.21

Total Return	24.40%	21.62%	(19.09%)	29.79%	13.98%	1.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$252	$206	$255	$347	$224	$236
Ratios to average net assets:
Net investment income (loss)	3.00%	2.83%	0.53%	0.09%	0.67%	1.45%
Total expenses[d]	1.74%	1.64%	1.36%	1.36%	1.46%	1.36%
Net expenses[e]	1.71%	1.59%	1.31%	1.30%	1.42%	1.33%
Portfolio turnover rate	27%	56%	62%	25%	69%	51%

NAA LARGE CORE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$18.18	$20.98	$27.10	$22.83	$20.31	$24.65
Income (loss) from investment operations:
Net investment income (loss)[b]	.32	.60	.23	.10	.21	.35
Net gain (loss) on investments (realized and unrealized)	4.08	3.27	(4.97)	6.40	2.70	(.75)
Total from investment operations	4.40	3.87	(4.74)	6.50	2.91	(.40)
Less distributions from:
Net investment income	(.55)	(.27)	(.14)	(.24)	(.36)	(.36)
Net realized gains	—	(6.40)	(1.24)	(1.99)	(.03)	(3.58)
Total distributions	(.55)	(6.67)	(1.38)	(2.23)	(.39)	(3.94)
Net asset value, end of period	$22.03	$18.18	$20.98	$27.10	$22.83	$20.31

Total Return	24.59%	22.06%	(18.78%)	30.12%	14.44%	1.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,332	$6,158	$4,878	$6,260	$3,344	$3,747
Ratios to average net assets:
Net investment income (loss)	3.27%	3.23%	0.88%	0.38%	1.01%	1.73%
Total expenses[d]	1.47%	1.27%	1.00%	1.06%	1.08%	1.09%
Net expenses[e]	1.44%	1.23%	0.95%	0.99%	1.04%	1.06%
Portfolio turnover rate	27%	56%	62%	25%	69%	51%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

NAA MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$27.26	$27.00	$27.78	$28.18	$26.95	$25.16
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.57	(.07)	(.08)	(.02)	.25
Net gain (loss) on investments (realized and unrealized)	.27	(.31)	(.71)	(.24)	2.30	1.78
Total from investment operations	.62	.26	(.78)	(.32)	2.28	2.03
Less distributions from:
Net investment income	(.63)	—	—	(.02)	(.25)	(.01)
Net realized gains	—	—	—	(.06)	(.80)	(.23)
Total distributions	(.63)	—	—	(.08)	(1.05)	(.24)
Net asset value, end of period	$27.25	$27.26	$27.00	$27.78	$28.18	$26.95

Total Return[c]	2.29%	0.96%	(2.81%)	(1.14%)	8.81%	8.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$324	$439	$441	$1,867	$11,723	$2,766
Ratios to average net assets:
Net investment income (loss)	2.55%	2.11%	(0.25%)	(0.29%)	(0.06%)	0.96%
Total expenses[d]	2.09%	2.20%	2.42%	2.08%	2.38%	3.99%
Net expenses[e,f,g]	1.67%	1.63%	1.64%	1.64%	1.65%	1.62%
Portfolio turnover rate	56%	55%	49%	264%	355%	180%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$25.72	$25.67	$26.61	$27.20	$26.07	$24.67
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.34	(.19)	(.22)	(.15)	.05
Net gain (loss) on investments (realized and unrealized)	.31	(.29)	(.75)	(.29)	2.16	1.70
Total from investment operations	.48	.05	(.94)	(.51)	2.01	1.75
Less distributions from:
Net investment income	(.16)	—	—	(.02)	(.08)	(.12)
Net realized gains	—	—	—	(.06)	(.80)	(.23)
Total distributions	(.16)	—	—	(.08)	(.88)	(.35)
Net asset value, end of period	$26.04	$25.72	$25.67	$26.61	$27.20	$26.07

Total Return[c]	1.91%	0.19%	(3.53%)	(1.88%)	7.99%	7.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44	$212	$231	$242	$333	$135
Ratios to average net assets:
Net investment income (loss)	1.29%	1.33%	(0.72%)	(0.83%)	(0.56%)	0.18%
Total expenses[d]	2.89%	2.66%	2.72%	2.71%	3.17%	4.66%
Net expenses[e,f,g]	2.45%	2.38%	2.39%	2.39%	2.40%	2.40%
Portfolio turnover rate	56%	55%	49%	264%	355%	180%

NAA MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$26.32	$26.07	$26.83	$27.23	$26.10	$25.14
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.52	(.03)	(.04)	—	.20
Net gain (loss) on investments (realized and unrealized)	.25	(.27)	(.73)	(.28)	2.20	1.71
Total from investment operations	.60	.25	(.76)	(.32)	2.20	1.91
Less distributions from:
Net investment income	(.62)	—	—	(.02)	(.27)	(.72)
Net realized gains	—	—	—	(.06)	(.80)	(.23)
Total distributions	(.62)	—	—	(.08)	(1.07)	(.95)
Net asset value, end of period	$26.30	$26.32	$26.07	$26.83	$27.23	$26.10

Total Return	2.32%	0.96%	(2.83%)	(1.17%)	8.79%	7.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$746	$1,082	$1,699	$2,727	$8,360	$332
Ratios to average net assets:
Net investment income (loss)	2.63%	1.99%	(0.11%)	(0.16%)	0.00%	0.77%
Total expenses[d]	1.88%	1.94%	1.95%	1.91%	2.00%	4.05%
Net expenses[e,f,g]	1.66%	1.63%	1.64%	1.64%	1.65%	1.65%
Portfolio turnover rate	56%	55%	49%	264%	355%	180%

NAA MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$27.03	$26.77	$27.57	$27.92	$26.74	$25.32
Income (loss) from investment operations:
Net investment income (loss)[b]	.39	.63	.06	.07	.09	.31
Net gain (loss) on investments (realized and unrealized)	.27	(.31)	(.78)	(.31)	2.23	1.73
Total from investment operations	.66	.32	(.72)	(.24)	2.32	2.04
Less distributions from:
Net investment income	(.73)	(.06)	(.08)	(.05)	(.34)	(.39)
Net realized gains	—	—	—	(.06)	(.80)	(.23)
Total distributions	(.73)	(.06)	(.08)	(.11)	(1.14)	(.62)
Net asset value, end of period	$26.96	$27.03	$26.77	$27.57	$27.92	$26.74

Total Return	2.41%	1.21%	(2.57%)	(0.87%)	9.06%	8.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,327	$47,257	$44,047	$53,609	$37,399	$5,479
Ratios to average net assets:
Net investment income (loss)	2.89%	2.36%	0.21%	0.27%	0.32%	1.18%
Total expenses[d]	1.71%	1.62%	1.64%	1.58%	1.85%	3.57%
Net expenses[e,f,g]	1.41%	1.38%	1.39%	1.39%	1.40%	1.40%
Portfolio turnover rate	56%	55%	49%	264%	355%	180%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24[a]	09/30/23		09/30/22		09/30/21	09/30/20		09/30/19
Class A	—	0.00%	*	—		—	0.00%	*	0.00%	*
Class C	—	0.00%	*	0.00%	*	—	0.00%	*	0.02%
Class P	—	0.00%	*	0.01%		—	0.00%	*	0.01%
Institutional Class	—	0.00%	*	0.01%		—	0.00%	*	0.03%

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	1.62%	1.62%	1.63%	1.63%	1.65%	1.62%
Class C	2.37%	2.37%	2.38%	2.38%	2.40%	2.40%
Class P	1.62%	1.62%	1.63%	1.63%	1.64%	1.65%
Institutional Class	1.37%	1.37%	1.38%	1.39%	1.40%	1.40%

NAA MID GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$29.13	$34.22	$52.73	$45.98	$39.64	$49.70
Income (loss) from investment operations:
Net investment income (loss)[b]	.43	.76	.16	(.02)	.19	.45
Net gain (loss) on investments (realized and unrealized)	7.48	5.07	(15.32)	13.67	7.06	(1.58)
Total from investment operations	7.91	5.83	(15.16)	13.65	7.25	(1.13)
Less distributions from:
Net investment income	(.75)	(.19)	—	(.20)	(.45)	(.41)
Net realized gains	—	(10.73)	(3.35)	(6.70)	(.46)	(8.52)
Total distributions	(.75)	(10.92)	(3.35)	(6.90)	(.91)	(8.93)
Net asset value, end of period	$36.29	$29.13	$34.22	$52.73	$45.98	$39.64

Total Return[c]	27.48%	19.84%	(30.68%)	31.07%	18.57%	2.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,209	$63,225	$67,014	$107,983	$89,469	$83,027
Ratios to average net assets:
Net investment income (loss)	2.69%	2.52%	0.36%	(0.04%)	0.46%	1.13%
Total expenses[d]	1.78%	1.66%	1.32%	1.34%	1.45%	1.44%
Net expenses[e]	1.77%	1.65%	1.30%	1.28%	1.40%	1.41%
Portfolio turnover rate	38%	82%	72%	44%	82%	73%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.89	$18.92	$30.92	$29.40	$25.66	$35.78
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.20	(.15)	(.29)	(.10)	.08
Net gain (loss) on investments (realized and unrealized)	2.74	2.50	(8.50)	8.51	4.53	(1.68)
Total from investment operations	2.84	2.70	(8.65)	8.22	4.43	(1.60)
Less distributions from:
Net investment income	(.72)	—	—	—	(.23)	—
Net realized gains	—	(10.73)	(3.35)	(6.70)	(.46)	(8.52)
Total distributions	(.72)	(10.73)	(3.35)	(6.70)	(.69)	(8.52)
Net asset value, end of period	$13.01	$10.89	$18.92	$30.92	$29.40	$25.66

Total Return[c]	26.85%	18.85%	(31.33%)	29.88%	17.53%	1.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$634	$556	$688	$1,327	$1,510	$1,683
Ratios to average net assets:
Net investment income (loss)	1.72%	1.66%	(0.59%)	(0.94%)	(0.39%)	0.30%
Total expenses[d]	2.75%	2.49%	2.25%	2.26%	2.32%	2.27%
Net expenses[e]	2.74%	2.48%	2.23%	2.20%	2.28%	2.24%
Portfolio turnover rate	38%	82%	72%	44%	82%	73%

NAA MID GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$28.38	$33.58	$51.96	$45.45	$39.17	$49.12
Income (loss) from investment operations:
Net investment income (loss)[b]	.40	.64	—	(.07)	.15	.41
Net gain (loss) on investments (realized and unrealized)	7.32	4.96	(15.03)	13.51	6.99	(1.58)
Total from investment operations	7.72	5.60	(15.03)	13.44	7.14	(1.17)
Less distributions from:
Net investment income	(.57)	(.07)	—	(.23)	(.40)	(.26)
Net realized gains	—	(10.73)	(3.35)	(6.70)	(.46)	(8.52)
Total distributions	(.57)	(10.80)	(3.35)	(6.93)	(.86)	(8.78)
Net asset value, end of period	$35.53	$28.38	$33.58	$51.96	$45.45	$39.17

Total Return	27.40%	19.40%	(30.90%)	30.92%	18.48%	2.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64	$50	$109	$237	$116	$93
Ratios to average net assets:
Net investment income (loss)	2.53%	2.09%	0.01%	(0.14%)	0.36%	1.04%
Total expenses[d]	1.91%	1.97%	1.56%	1.43%	1.54%	1.55%
Net expenses[e]	1.91%	1.96%	1.54%	1.37%	1.50%	1.51%
Portfolio turnover rate	38%	82%	72%	44%	82%	73%

NAA MID GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$29.13	$34.25	$52.71	$45.98	$39.64	$49.80
Income (loss) from investment operations:
Net investment income (loss)[b]	.46	.82	.22	.07	.24	.51
Net gain (loss) on investments (realized and unrealized)	7.49	5.05	(15.33)	13.65	7.09	(1.63)
Total from investment operations	7.95	5.87	(15.11)	13.72	7.33	(1.12)
Less distributions from:
Net investment income	(.80)	(.26)	—	(.29)	(.53)	(.52)
Net realized gains	—	(10.73)	(3.35)	(6.70)	(.46)	(8.52)
Total distributions	(.80)	(10.99)	(3.35)	(6.99)	(.99)	(9.04)
Net asset value, end of period	$36.28	$29.13	$34.25	$52.71	$45.98	$39.64

Total Return	27.65%	20.02%	(30.60%)	31.26%	18.79%	2.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,114	$917	$884	$1,390	$1,311	$972
Ratios to average net assets:
Net investment income (loss)	2.91%	2.72%	0.50%	0.14%	0.58%	1.28%
Total expenses[d]	1.56%	1.49%	1.20%	1.17%	1.26%	1.31%
Net expenses[e]	1.55%	1.49%	1.18%	1.11%	1.22%	1.28%
Portfolio turnover rate	38%	82%	72%	44%	82%	73%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

NAA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$19.37	$16.73	$18.05	$16.89	$17.42	$19.15
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.07	.07	.10	.11	.12
Net gain (loss) on investments (realized and unrealized)	2.29	2.70	(1.23)	1.27	(.48)	(1.64)
Total from investment operations	2.34	2.77	(1.16)	1.37	(.37)	(1.52)
Less distributions from:
Net investment income	(.12)	(.13)	(.16)	(.21)	(.16)	(.21)
Total distributions	(.12)	(.13)	(.16)	(.21)	(.16)	(.21)
Net asset value, end of period	$21.59	$19.37	$16.73	$18.05	$16.89	$17.42

Total Return[c]	12.15%	16.62%	(6.55%)	8.17%	(2.15%)	(7.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,064	$2,842	$2,610	$3,042	$3,429	$7,326
Ratios to average net assets:
Net investment income (loss)	0.49%	0.39%	0.39%	0.56%	0.65%	0.64%
Total expenses[d]	1.88%	1.94%	1.91%	1.94%	1.73%	1.65%
Net expenses[e,f,g]	1.74%	1.74%	1.76%	1.76%	1.69%	1.64%
Portfolio turnover rate	165%	309%	283%	169%	209%	126%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$16.88	$14.59	$15.76	$14.71	$15.16	$16.61
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(.06)	(.06)	(.03)	(.02)	(.03)
Net gain (loss) on investments (realized and unrealized)	2.00	2.35	(1.08)	1.11	(.43)	(1.42)
Total from investment operations	1.98	2.29	(1.14)	1.08	(.45)	(1.45)
Less distributions from:
Net investment income	—	—	(.03)	(.03)	—	—
Total distributions	—	—	(.03)	(.03)	—	—
Net asset value, end of period	$18.86	$16.88	$14.59	$15.76	$14.71	$15.16

Total Return[c]	11.73%	15.70%	(7.25%)	7.37%	(2.97%)	(8.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$217	$194	$195	$277	$354	$702
Ratios to average net assets:
Net investment income (loss)	(0.28%)	(0.36%)	(0.37%)	(0.19%)	(0.15%)	(0.20%)
Total expenses[d]	2.68%	2.77%	2.75%	2.75%	2.72%	2.55%
Net expenses[e,f,g]	2.49%	2.50%	2.51%	2.51%	2.51%	2.48%
Portfolio turnover rate	165%	309%	283%	169%	209%	126%

NAA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$19.52	$16.87	$18.21	$17.06	$17.56	$19.23
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.07	.07	.10	.12	.11
Net gain (loss) on investments (realized and unrealized)	2.31	2.71	(1.24)	1.28	(.49)	(1.64)
Total from investment operations	2.36	2.78	(1.17)	1.38	(.37)	(1.53)
Less distributions from:
Net investment income	(.12)	(.13)	(.17)	(.23)	(.13)	(.14)
Total distributions	(.12)	(.13)	(.17)	(.23)	(.13)	(.14)
Net asset value, end of period	$21.76	$19.52	$16.87	$18.21	$17.06	$17.56

Total Return	12.12%	16.60%	(6.54%)	8.17%	(2.11%)	(7.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,070	$1,880	$1,650	$1,855	$1,161	$1,905
Ratios to average net assets:
Net investment income (loss)	0.48%	0.39%	0.39%	0.54%	0.70%	0.59%
Total expenses[d]	1.81%	1.87%	1.82%	1.96%	1.67%	1.67%
Net expenses[e,f,g]	1.74%	1.74%	1.76%	1.76%	1.64%	1.66%
Portfolio turnover rate	165%	309%	283%	169%	209%	126%

NAA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$28.56	$24.59	$26.44	$24.65	$25.37	$27.77
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.17	.17	.22	.25	.28
Net gain (loss) on investments (realized and unrealized)	3.38	3.97	(1.81)	1.85	(.72)	(2.37)
Total from investment operations	3.50	4.14	(1.64)	2.07	(.47)	(2.09)
Less distributions from:
Net investment income	(.16)	(.17)	(.21)	(.28)	(.25)	(.31)
Total distributions	(.16)	(.17)	(.21)	(.28)	(.25)	(.31)
Net asset value, end of period	$31.90	$28.56	$24.59	$26.44	$24.65	$25.37

Total Return	12.33%	16.89%	(6.31%)	8.46%	(1.87%)	(7.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,971	$30,296	$25,632	$29,778	$32,260	$79,318
Ratios to average net assets:
Net investment income (loss)	0.81%	0.64%	0.64%	0.82%	1.00%	1.05%
Total expenses[d]	1.47%	1.56%	1.54%	1.58%	1.36%	1.22%
Net expenses[e,f,g]	1.41%	1.49%	1.51%	1.50%	1.36%	1.21%
Portfolio turnover rate	165%	309%	283%	169%	209%	126%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24	09/30/23	09/30/22	09/30/21	09/30/20		09/30/19
Class A	0.03%	0.02%	0.02%	0.01%	0.02%		0.09%
Class C	0.03%	0.02%	0.03%	0.01%	0.01%		0.04%
Class P	0.11%	0.02%	0.03%	0.01%	0.01%		0.03%
Institutional Class	0.06%	0.04%	0.06%	0.02%	0.00%	*	0.00%	*

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	1.73%	1.74%	1.76%	1.76%	1.69%	1.64%
Class C	2.48%	2.49%	2.51%	2.51%	2.51%	2.48%
Class P	1.73%	1.74%	1.76%	1.76%	1.64%	1.66%
Institutional Class	1.41%	1.48%	1.50%	1.50%	1.36%	1.21%

NAA RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$27.61	$29.48	$36.87	$29.97	$34.11	$28.93
Income (loss) from investment operations:
Net investment income (loss)[b]	.37	.56	.23	.32	.31	.34
Net gain (loss) on investments (realized and unrealized)	3.79	(.31)	(5.35)	8.86	(2.53)	5.65
Total from investment operations	4.16	.25	(5.12)	9.18	(2.22)	5.99
Less distributions from:
Net investment income	(.39)	(.63)	(.55)	(.54)	(.63)	(.55)
Return of capital	—	(.20)	—	—	—	—
Net realized gains	—	(1.29)	(1.72)	(1.74)	(1.29)	(.26)
Total distributions	(.39)	(2.12)	(2.27)	(2.28)	(1.92)	(.81)
Net asset value, end of period	$31.38	$27.61	$29.48	$36.87	$29.97	$34.11

Total Return[c]	15.04%	0.58%	(15.31%)	32.13%	(6.73%)	21.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,391	$4,280	$9,043	$10,098	$15,857	$16,682
Ratios to average net assets:
Net investment income (loss)	2.48%	1.86%	0.62%	0.95%	0.99%	1.09%
Total expenses[d]	1.62%	1.72%	1.62%	1.39%	1.71%	1.89%
Net expenses[e,f,g]	1.59%	1.66%	1.58%	1.38%	1.70%	1.88%
Portfolio turnover rate	28%	21%	47%	80%	180%	122%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$27.38	$29.23	$36.55	$29.76	$33.88	$28.75
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.42	(.01)	.05	.08	.11
Net gain (loss) on investments (realized and unrealized)	3.76	(.38)	(5.30)	8.76	(2.53)	5.60
Total from investment operations	4.02	.04	(5.31)	8.81	(2.45)	5.71
Less distributions from:
Net investment income	(.28)	(.40)	(.29)	(.28)	(.38)	(.32)
Return of capital	—	(.20)	—	—	—	—
Net realized gains	—	(1.29)	(1.72)	(1.74)	(1.29)	(.26)
Total distributions	(.28)	(1.89)	(2.01)	(2.02)	(1.67)	(.58)
Net asset value, end of period	$31.12	$27.38	$29.23	$36.55	$29.76	$33.88

Total Return[c]	14.66%	(0.10%)	(15.93%)	31.05%	(7.48%)	20.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,976	$4,667	$5,382	$5,029	$2,446	$1,721
Ratios to average net assets:
Net investment income (loss)	1.79%	1.40%	(0.03%)	0.16%	0.26%	0.35%
Total expenses[d]	2.33%	2.36%	2.34%	2.21%	2.54%	2.73%
Net expenses[e,f,g]	2.29%	2.32%	2.31%	2.20%	2.51%	2.65%
Portfolio turnover rate	28%	21%	47%	80%	180%	122%

NAA RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$27.77	$29.63	$37.04	$30.12	$34.30	$29.09
Income (loss) from investment operations:
Net investment income (loss)[b]	.37	.60	.18	.29	.22	.60
Net gain (loss) on investments (realized and unrealized)	3.82	(.36)	(5.35)	8.91	(2.48)	5.42
Total from investment operations	4.19	.24	(5.17)	9.20	(2.26)	6.02
Less distributions from:
Net investment income	(.39)	(.61)	(.52)	(.54)	(.63)	(.55)
Return of capital	—	(.20)	—	—	—	—
Net realized gains	—	(1.29)	(1.72)	(1.74)	(1.29)	(.26)
Total distributions	(.39)	(2.10)	(2.24)	(2.28)	(1.92)	(.81)
Net asset value, end of period	$31.57	$27.77	$29.63	$37.04	$30.12	$34.30

Total Return	15.07%	0.55%	(15.35%)	32.03%	(6.81%)	21.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,859	$8,743	$12,716	$14,830	$12,152	$33,894
Ratios to average net assets:
Net investment income (loss)	2.49%	1.99%	0.48%	0.86%	0.70%	1.87%
Total expenses[d]	1.66%	1.73%	1.69%	1.47%	1.84%	1.93%
Net expenses[e,f,g]	1.63%	1.66%	1.64%	1.45%	1.78%	1.89%
Portfolio turnover rate	28%	21%	47%	80%	180%	122%

NAA RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$28.01	$29.88	$37.34	$30.34	$34.51	$29.27
Income (loss) from investment operations:
Net investment income (loss)[b]	.42	.74	.34	.41	.41	.43
Net gain (loss) on investments (realized and unrealized)	3.86	(.39)	(5.42)	8.98	(2.58)	5.71
Total from investment operations	4.28	.35	(5.08)	9.39	(2.17)	6.14
Less distributions from:
Net investment income	(.45)	(.73)	(.66)	(.65)	(.71)	(.64)
Return of capital	—	(.20)	—	—	—	—
Net realized gains	—	(1.29)	(1.72)	(1.74)	(1.29)	(.26)
Total distributions	(.45)	(2.22)	(2.38)	(2.39)	(2.00)	(.90)
Net asset value, end of period	$31.84	$28.01	$29.88	$37.34	$30.34	$34.51

Total Return	15.27%	0.91%	(15.05%)	32.52%	(6.48%)	21.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$326,842	$335,217	$409,719	$465,267	$290,551	$200,301
Ratios to average net assets:
Net investment income (loss)	2.78%	2.43%	0.92%	1.18%	1.31%	1.38%
Total expenses[d]	1.30%	1.34%	1.30%	1.10%	1.43%	1.61%
Net expenses[e,f,g]	1.27%	1.29%	1.28%	1.10%	1.43%	1.60%
Portfolio turnover rate	28%	21%	47%	80%	180%	122%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24	09/30/23	09/30/22	09/30/21		09/30/20	09/30/19
Class A	0.04%	0.03%	0.02%	0.01%		0.02%	0.03%
Class C	0.03%	0.01%	0.03%	0.06%		0.04%	0.01%
Class P	0.05%	0.01%	0.05%	0.06%		0.02%	0.02%
Institutional Class	0.01%	0.02%	0.01%	0.00%	*	0.01%	0.01%

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	1.24%	1.27%	1.22%	1.21%	1.23%	1.27%
Class C	1.94%	1.93%	1.95%	2.04%	2.05%	2.05%
Class P	1.27%	1.27%	1.28%	1.29%	1.30%	1.30%
Institutional Class	0.91%	0.90%	0.92%	0.94%	0.96%	1.00%

NAA SMID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$34.78	$32.58	$38.00	$26.27	$30.52	$36.20
Income (loss) from investment operations:
Net investment income (loss)[b]	.15	.37	.36	.19	.46	.22
Net gain (loss) on investments (realized and unrealized)	5.71	3.75	(3.16)	11.54	(3.37)	(1.89)
Total from investment operations	5.86	4.12	(2.80)	11.73	(2.91)	(1.67)
Less distributions from:
Net investment income	(.09)	(.22)	(.10)	—	(.26)	(.03)
Net realized gains	(.50)	(1.70)	(2.52)	—	(1.04)	(3.98)
Return of capital	—	—	—	—	(.04)	—
Total distributions	(.59)	(1.92)	(2.62)	—	(1.34)	(4.01)
Net asset value, end of period	$40.05	$34.78	$32.58	$38.00	$26.27	$30.52

Total Return[c]	16.99%	12.65%	(8.08%)	44.65%	(10.25%)	(2.51%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$299,624	$273,173	$262,943	$315,323	$243,072	$335,806
Ratios to average net assets:
Net investment income (loss)	0.81%	1.05%	0.96%	0.53%	1.64%	0.72%
Total expenses[d]	1.24%	1.20%	1.19%	1.20%	1.25%	1.23%
Net expenses[e,f,g]	1.19%	1.15%	1.18%	1.19%	1.24%	1.23%
Portfolio turnover rate	21%	28%	39%	34%	41%	45%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$21.10	$20.41	$24.85	$17.32	$20.48	$26.05
Income (loss) from investment operations:
Net investment income (loss)[b]	— [i]	.04	.01	(.06)	.16	(.02)
Net gain (loss) on investments (realized and unrealized)	3.44	2.35	(1.93)	7.59	(2.22)	(1.57)
Total from investment operations	3.44	2.39	(1.92)	7.53	(2.06)	(1.59)
Less distributions from:
Net investment income	—	—	—	—	(.03)	—
Net realized gains	(.50)	(1.70)	(2.52)	—	(1.04)	(3.98)
Return of capital	—	—	—	—	(.03)	—
Total distributions	(.50)	(1.70)	(2.52)	—	(1.10)	(3.98)
Net asset value, end of period	$24.04	$21.10	$20.41	$24.85	$17.32	$20.48

Total Return[c]	16.49%	11.67%	(8.85%)	43.48%	(10.95%)	(3.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,163	$4,205	$5,256	$10,015	$14,276	$31,221
Ratios to average net assets:
Net investment income (loss)	(0.04%)	0.18%	0.04%	(0.27%)	0.86%	(0.11%)
Total expenses[d]	2.10%	2.10%	2.09%	2.05%	2.14%	2.07%
Net expenses[e,f,g]	2.03%	2.02%	2.02%	2.02%	2.07%	2.06%
Portfolio turnover rate	21%	28%	39%	34%	41%	45%

NAA SMID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$34.46	$32.30	$37.67	$26.06	$30.25	$35.94
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.34	.33	.15	.46	.19
Net gain (loss) on investments (realized and unrealized)	5.66	3.71	(3.12)	11.46	(3.37)	(1.88)
Total from investment operations	5.80	4.05	(2.79)	11.61	(2.91)	(1.69)
Less distributions from:
Net investment income	(.05)	(.19)	(.06)	—	(.20)	(.02)
Net realized gains	(.50)	(1.70)	(2.52)	—	(1.04)	(3.98)
Return of capital	—	—	—	—	(.04)	—
Total distributions	(.55)	(1.89)	(2.58)	—	(1.28)	(4.00)
Net asset value, end of period	$39.71	$34.46	$32.30	$37.67	$26.06	$30.25

Total Return	16.97%	12.57%	(8.16%)	44.55%	(10.30%)	(2.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,081	$5,306	$5,584	$6,907	$7,662	$14,165
Ratios to average net assets:
Net investment income (loss)	0.78%	0.96%	0.90%	0.43%	1.64%	0.63%
Total expenses[d]	1.25%	1.27%	1.30%	1.32%	1.33%	1.35%
Net expenses[e,f,g]	1.21%	1.24%	1.26%	1.28%	1.31%	1.32%
Portfolio turnover rate	21%	28%	39%	34%	41%	45%

NAA SMID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020[h]
Per Share Data
Net asset value, beginning of period	$8.10	$8.98	$12.42	$8.57	$10.20
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	.11	.12	.08	.11
Net gain (loss) on investments (realized and unrealized)	1.29	1.04	(.82)	3.77	(1.74)
Total from investment operations	1.33	1.15	(.70)	3.85	(1.63)
Less distributions from:
Net investment income	(.21)	(.33)	(.22)	—	—
Net realized gains	(.50)	(1.70)	(2.52)	—	—
Total distributions	(.71)	(2.03)	(2.74)	—	—
Net asset value, end of period	$8.72	$8.10	$8.98	$12.42	$8.57

Total Return	17.09%	12.91%	(7.93%)	44.92%	(15.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,218	$80,679	$81,792	$96,973	$60,783
Ratios to average net assets:
Net investment income (loss)	1.08%	1.26%	1.14%	0.70%	1.87%
Total expenses[d]	0.96%	0.98%	1.03%	1.06%	1.09%
Net expenses[e,f,g]	0.92%	0.94%	1.01%	1.02%	1.03%
Portfolio turnover rate	21%	28%	39%	34%	41%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests, if any.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/24[a]	09/30/23		09/30/22		09/30/21		09/30/20		09/30/19
Class A	0.00%	0.00%	*	0.01%		0.00%		0.00%	*	0.00%	*
Class C	0.06%	0.04%		0.00%	*	0.00%	*	0.00%	*	0.01%
Class P	0.00%	0.01%		0.02%		0.07%		0.01%		0.04%
Institutional Class	0.00%	0.04%		0.00%	*	0.00%		0.00%	*[h]	N/A

*	Less than 0.01%

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/24[a]	09/30/23	09/30/22	09/30/21	09/30/20		09/30/19
Class A	1.19%	1.15%	1.18%	1.19%	1.24%		1.23%
Class C	2.02%	2.02%	2.02%	2.01%	2.07%		2.06%
Class P	1.20%	1.23%	1.25%	1.28%	1.30%		1.32%
Institutional Class	0.92%	0.94%	1.01%	1.02%	1.03%	[h]	N/A

[h]	Since commencement of operations: January 3, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]	Less than $0.01 per share.

NAA WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$14.19	$12.49	$18.73	$15.03	$15.26	$15.77
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.26	.29	.28	.20	.35
Net gain (loss) on investments (realized and unrealized)	2.36	1.70	(1.97)	3.79	(.12)[h]	(.36)
Total from investment operations	2.48	1.96	(1.68)	4.07	.08	(.01)
Less distributions from:
Net investment income	(.12)	(.25)	(.34)	(.34)	(.27)	(.37)
Net realized gains	—	(.01)	(4.22)	(.03)	(.04)	(.13)
Total distributions	(.12)	(.26)	(4.56)	(.37)	(.31)	(.50)
Net asset value, end of period	$16.55	$14.19	$12.49	$18.73	$15.03	$15.26

Total Return[c]	17.52%	15.69%	(13.44%)	27.13%	0.60%	0.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,043	$39,183	$35,905	$44,337	$37,911	$60,639
Ratios to average net assets:
Net investment income (loss)	1.57%	1.84%	1.87%	1.55%	1.36%	2.39%
Total expenses[d]	1.65%	1.50%	1.39%	1.45%	1.48%	1.37%
Net expenses[e,f,g]	1.19%	1.19%	1.20%	1.21%	1.22%	1.22%
Portfolio turnover rate	59%	156%	162%	191%	192%	127%

Class C	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$11.59	$10.20	$16.03	$12.87	$13.06	$13.53
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.13	.14	.13	.08	.21
Net gain (loss) on investments (realized and unrealized)	1.92	1.39	(1.56)	3.24	(.10)[h]	(.33)
Total from investment operations	1.97	1.52	(1.42)	3.37	(.02)	(.12)
Less distributions from:
Net investment income	(.05)	(.12)	(.19)	(.18)	(.13)	(.22)
Net realized gains	—	(.01)	(4.22)	(.03)	(.04)	(.13)
Total distributions	(.05)	(.13)	(4.41)	(.21)	(.17)	(.35)
Net asset value, end of period	$13.51	$11.59	$10.20	$16.03	$12.87	$13.06

Total Return[c]	17.03%	14.87%	(14.11%)	26.22%	(0.13%)	(0.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,946	$2,645	$2,518	$3,230	$2,893	$3,366
Ratios to average net assets:
Net investment income (loss)	0.82%	1.10%	1.12%	0.81%	0.67%	1.64%
Total expenses[d]	2.35%	2.25%	2.20%	2.28%	2.40%	2.28%
Net expenses[e,f,g]	1.95%	1.94%	1.95%	1.96%	1.97%	1.97%
Portfolio turnover rate	59%	156%	162%	191%	192%	127%

NAA WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$14.33	$12.60	$18.91	$15.17	$15.38	$15.92
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.26	.29	.30	.20	.36
Net gain (loss) on investments (realized and unrealized)	2.39	1.71	(1.99)	3.80	(.11)[h]	(.39)
Total from investment operations	2.51	1.97	(1.70)	4.10	.09	(.03)
Less distributions from:
Net investment income	(.12)	(.23)	(.39)	(.33)	(.26)	(.38)
Net realized gains	—	(.01)	(4.22)	(.03)	(.04)	(.13)
Total distributions	(.12)	(.24)	(4.61)	(.36)	(.30)	(.51)
Net asset value, end of period	$16.72	$14.33	$12.60	$18.91	$15.17	$15.38

Total Return	17.55%	15.65%	(13.44%)	27.10%	0.66%	0.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$93	$94	$62	$118	$94	$129
Ratios to average net assets:
Net investment income (loss)	1.53%	1.80%	1.82%	1.61%	1.36%	2.38%
Total expenses[d]	1.66%	1.74%	1.62%	1.53%	1.56%	1.44%
Net expenses[e,f,g]	1.19%	1.19%	1.20%	1.21%	1.22%	1.22%
Portfolio turnover rate	59%	156%	162%	191%	192%	127%

NAA WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended March 31, 2024[a]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$14.08	$12.40	$18.61	$14.94	$15.16	$15.71
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.28	.36	.33	.25	.39
Net gain (loss) on investments (realized and unrealized)	2.34	1.70	(1.98)	3.75	(.13)[h]	(.37)
Total from investment operations	2.47	1.98	(1.62)	4.08	.12	.02
Less distributions from:
Net investment income	(.13)	(.29)	(.37)	(.38)	(.30)	(.44)
Net realized gains	—	(.01)	(4.22)	(.03)	(.04)	(.13)
Total distributions	(.13)	(.30)	(4.59)	(.41)	(.34)	(.57)
Net asset value, end of period	$16.42	$14.08	$12.40	$18.61	$14.94	$15.16

Total Return	17.61%	15.97%	(13.18%)	27.38%	0.92%	0.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,332	$2,802	$5,736	$2,985	$2,513	$3,458
Ratios to average net assets:
Net investment income (loss)	1.73%	1.99%	2.36%	1.82%	1.66%	2.67%
Total expenses[d]	1.39%	1.24%	1.13%	1.21%	1.50%	1.17%
Net expenses[e,f,g]	0.94%	0.94%	0.95%	0.96%	0.97%	0.97%
Portfolio turnover rate	59%	156%	162%	191%	192%	127%

[a]	Unaudited figures for the period ended March 31, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/24		09/30/23	09/30/22		09/30/21	09/30/20	09/30/19
Class A	0.00%	*	—	0.01%		—	—	0.00%	*
Class C	—		—	0.00%	*	—	—	—
Class P	—		—	0.00%	*	—	—	—
Institutional Class	—		—	0.01%		0.02%	—	—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
Class A	1.19%	1.18%	1.20%	1.21%	1.22%	1.22%
Class C	1.94%	1.93%	1.95%	1.96%	1.97%	1.97%
Class P	1.19%	1.18%	1.20%	1.21%	1.22%	1.22%
Institutional Class	0.94%	0.93%	0.95%	0.96%	0.97%	0.97%

[h]	The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to the fluctuating market value of the investments of the Fund.

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■	Social Security number
	■	Assets
	■	Retirement Assets
	■	Transaction History
	■	Checking Account Information
	■	Purchase History
	■	Account Balances
	■	Account Transactions
	■	Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies must share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons the Fund chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as processing your transactions, maintaining your account(s), responding to court orders and legal investigations, or reporting to credit bureaus.	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (833) 840-3937

Who we are
Who is providing this notice?	New Age Alpha Funds Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

We use security measures that comply with federal law to protect your personal information from unauthorized access and use. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent misuse of your nonpublic personal information.

How does the Fund collect my personal information?	We collect your personal information, for example, when you
	■	Open an account
	■	Provide account information
	■	Give us your contact information
	■	Make deposits or withdrawals from your account
	■	Make a wire transfer
	■	Tell us where to send the money
	■	Tell us who receives the money
	■	Show your government-issued ID
	■	Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	■	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	■	Affiliates from using your information to market to you
	■	Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	New Age Alpha Advisors, LLC (d/b/a New Age Alpha), the Fund’s investment adviser, could be deemed an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	■	The Funds do not share with nonaffiliates so that they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that market your financial products or services.
	■	The Funds do not jointly market.

FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the SAI, which is incorporated by reference.

The Funds’ Annual and Semi-Annual Reports provide shareholders with additional information about their investments. The Annual Report discusses the market conditions and strategies that significantly affected each Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports, or other information about the Funds, or to make inquiries about the Funds, please call toll-free:

(833) 840-3937

This Prospectus, the SAI, and the most recent shareholder reports are also available without charge on the Funds’ website at www.naafunds.com or upon written request to the Funds at:

[Name of Fund]

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Only one copy of a Prospectus or an Annual or Semi-Annual Report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however). You may request an additional copy of a Prospectus or an Annual or Semi-Annual Report at any time by calling or writing the Funds or downloading free of charge at www.naafunds.com. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-23945

Statement of Additional Information

September 3, 2024

(as amended November 7, 2024)

This Statement of Additional Information (“SAI”) provides information relating to the following series of New Age Alpha Funds Trust (each, a “Fund” and, collectively, the “Funds”) and the respective classes thereof:

Ticker Symbol
Fund Name	Class A	Class C	Institutional Class	Class P
NAA Allocation Fund	TVRAX	TVRCX	TVRIX	TVFRX
NAA Large Cap Value Fund	SECIX	SEGIX	GILCX	SEGPX
NAA Large Core Fund	SECEX	SFECX	GILIX	SFEPX
NAA Market Neutral Real Estate Fund	GUMAX	GUMCX	GUMNX	GUMPX
NAA Mid Growth Fund	SECUX	SUFCX	GIUIX	SEUPX
NAA Opportunity Fund	SAOAX	SAOCX	SAOIX	SAOSX
NAA Risk Managed Real Estate Fund	GURAX	GURCX	GURIX	GURPX
NAA SMid Cap Value Fund	SEVAX	SEVSX	SVUIX	SEVPX
NAA World Equity Income Fund	SEQAX	SFGCX	SEWIX	SEQPX

Series of

NEW AGE ALPHA FUNDS TRUST

555 Theodore Fremd Avenue, Suite A101

Rye, New York 10580

This SAI should be read in conjunction with the Prospectus for the Funds dated September 3, 2024, which may be supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of a Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained without charge, upon request, by writing the Funds at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling toll-free (833) 840-3937, or by visiting the Funds’ website at www.naafunds.com.

STATEMENT OF ADDITIONAL INFORMATION

The Funds are each separate series of New Age Alpha Funds Trust (the “Trust”), an open-end management investment company. The Trust was organized as a Delaware statutory trust on February 20, 2024. Each Fund is a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

Effective as of the close of business on or about October 25, 2024, pursuant to an Agreement and Plan of Reorganization (the “Reorganization”), each Fund received all of the assets and liabilities of the corresponding fund(s) of the Guggenheim Funds Trust and the Transparent Value Trust (each, a “Predecessor Fund” and, together, the “Predecessor Funds”) as outlined in the below table. Each Predecessor Fund’s investment objective, policies and limitations were substantially similar to those of the corresponding Fund, each of which had no operations prior to the Reorganization. For financial reporting purposes, the indicated Predecessor Fund’s operating history before the Reorganization is reflected in the financial statements and financial highlights. The Reorganization was treated as a tax-free reorganization for federal income tax purposes, and accordingly, the basis of the assets of each Fund reflected the historical basis of the assets of the corresponding Predecessor Fund as of the date of the Reorganization. The Reorganization is also considered tax-free based on accounting principles generally accepted in the United States of America (“GAAP”).

Predecessor Fund	Fund
Guggenheim Funds Trust	New Age Alpha Funds Trust
Guggenheim Large Cap Value Fund*	NAA Large Cap Value Fund
Guggenheim StylePlus-Large Core Fund*	NAA Large Core Fund
Guggenheim Market Neutral Real Estate Fund*	NAA Market Neutral Real Estate Fund
Guggenheim StylePlus-Mid Growth Fund*	NAA Mid Growth Fund
Guggenheim Alpha Opportunity Fund*	NAA Opportunity Fund
Guggenheim Risk Managed Real Estate Fund*	NAA Risk Managed Real Estate Fund
Guggenheim SMid Cap Value Fund*	NAA SMid Cap Value Fund
Guggenheim World Equity Income Fund*	NAA World Equity Income Fund
Transparent Value Trust
Guggenheim Directional Allocation Fund*	NAA Allocation Fund
Guggenheim RBP Dividend Fund	NAA Large Cap Value Fund
Guggenheim RBP Large-Cap Defensive Fund	NAA Large Cap Value Fund
Guggenheim RBP Large-Cap Value Fund	NAA Large Cap Value Fund

*	The Predecessor Fund has been determined to be the accounting and performance survivor of the Reorganization.

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) (the “Adviser”) manages each Fund’s investments. For further information on the Funds, please call (833) 840-3937 or visit the Funds’ website at www.naafunds.com.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this SAI expands upon information contained in the Prospectus. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund’s investment programs will be successful. Investors should carefully review the descriptions of each Fund’s investments and associated risks described in the Prospectus and this SAI. No investment in shares of a Fund should be made without first reading the Prospectus.

General Investment Risks. Prices of securities in which a Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject a Fund to potential losses. In addition, regardless of any company’s prospects, a declining stock market may produce a decline in prices for all securities, which could also result in losses to a Fund. Market declines may continue indefinitely, and investors should understand that during temporary or extended bear markets, the value of all types of securities, including securities held by a Fund, can decline.

Equity Securities. The equity portion of a Fund’s portfolio will be comprised of U.S. common stock. In addition to U.S. common stock, a Fund’s equity investments may include preferred and foreign stock. A Fund’s equity investments may include securities traded on domestic exchanges or the over-the-counter (“OTC”) market. The prices of equity securities in which a Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject a Fund to potential losses. In addition, regardless of any company’s prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for a Fund. Market declines may continue indefinitely, and investors should understand that during temporary or extended bear markets, the value of equity securities, including securities held by a Fund, will decline.

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Common Stock. Common stock prices may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose stock a Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations are subject to a Fund potential loss. In addition, regardless of any company’s prospects, a declining stock market may produce a decline in prices for all stocks, resulting in losses for a Fund.

Preferred Stock. Preferred stocks represent an ownership interest, providing the holder with specified claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stocks may include the obligation to pay a stated dividend. The price of preferred stocks could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock will drop in price. Changes in interest rates can also affect the price of preferred stock. Like common stocks, the value of preferred stock may fluctuate in response to many factors, including the issuer’s activities, general market and economic conditions, interest rates, and industry-specific changes.

Warrants and Rights. Each Fund may purchase warrants and rights or acquire ownership of such investments by owning common stocks.

Warrants are options to purchase equity securities at specific prices and are valid for a specific period. Rights are similar to warrants but have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, receive no dividends concerning the equity interests underlying the warrants or rights, and will have no rights concerning the issuer’s assets until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Swap Agreements. Swap agreements are contracts between a Fund and, typically, a brokerage firm, bank, or other institutional buyer (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, a Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, fixed or variable interest rate, non-U.S. currency, or a “basket” of securities representing a particular index. A Fund customarily will enter into swap agreements based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by participants who have agreed to be bound by such standardized contracts.

A Fund will enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. A Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will be the net amount to be paid or received under the agreement based on the relative values of each party’s obligations upon termination of the agreement or at set valuation dates. A Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the swap agreement does not provide for that type of netting, the full amount of a Fund’s obligations will be accrued daily. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

During the term of a swap agreement, a Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in the value of the contract resulting from, among other things, interest on the contract’s notional value, market value changes in the underlying investment, and dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund, and the Fund may sustain a loss.

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Total Return Swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities, or index for a specified period. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, plus or minus an agreed-upon spread.

Total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies under the agreements related to the transaction.

When a Fund invests in total return swaps, it will comply with the asset coverage requirements under the 1940 Act and the U.S. Securities Exchange Commission (the “SEC”) staff’s interpretation.

Risks of Swaps. Swap transactions are highly specialized activities involving investment techniques and risks different from those of ordinary portfolio securities transactions. Whether a Fund successfully uses swap agreements to achieve its investment goals depends on the ability of the Adviser to predict correctly which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates, or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements are two-party contracts with terms greater than seven days, they may be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, resulting in significant losses. Participants in the swap markets are not required to make continuous markets in their trade contracts. Participants could refuse to quote prices for swap contracts or quotes with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. However, the swap markets have grown substantially in recent years, with many financial institutions utilizing standardized swap documentation as both principals and agents. As a result, the swap markets have become increasingly liquid. Some swap agreements entail complex terms and may require greater subjectivity in their valuation.

While more standardized swaps must be transacted through a Futures Commission Merchant and centrally cleared or exchange-traded, some swap agreements are not exchange-traded instruments but are traded OTC. As a result, swap participants in OTC traded swap agreements are not as protected as participants in organized exchanges. The performance of a swap agreement is the responsibility only of the swap counterparty and not any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such an agreement, including because of the counterparty’s bankruptcy or insolvency. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of a swap agreement with a Fund because of credit considerations. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial in the event of a default, insolvency, or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies under the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for a Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness, and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Over recent years, legislation has been enacted to regulate the OTC derivatives markets, specifically credit default swaps. A Fund cannot predict the outcome or ultimate effect of this legislation. However, any additional regulation or limitation on the OTC markets for derivatives could materially and adversely impact the ability of a Fund to buy or sell OTC derivatives, including credit default swaps.

Certain Internal Revenue Service positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and the laws relating to swap agreements, including potential government regulation, could adversely affect a Fund’s ability to benefit from swap agreements or have adverse tax consequences.

Regulation of Derivatives and Certain Other Transactions. Rule 18f-4 under the 1940 Act permits a fund to enter into “derivatives transactions” and certain other transactions notwithstanding the restrictions on issuing “senior securities” under Section 18 of the 1940 Act. “Derivatives transactions” include (1) any swap, security-based swap, futures contract, forward contract, option, any combination of the preceding, or any similar instrument under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if the fund treats these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities and non-standard settlement cycle investments, unless the fund intends to settle the transaction and the transaction physically will settle within 35 days of its trade date.

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Rule 18f-4 permits a fund to enter into derivatives transactions notwithstanding the restrictions under Section 18, provided that the fund either (1) adopts and implements a derivatives risk management program (“DRMP”), adheres to a limit on leverage risk based on value-at-risk (“VaR”) and complies with board oversight and reporting requirements or (2) satisfies the conditions of the limited derivatives user exception. A fund that is a limited derivatives user is not required to adopt a DRMP, adhere to the VaR limit, or comply with the board oversight and reporting requirements. To rely on the limited derivatives user exception, a fund must adopt and implement policies and procedures reasonably designed to manage its derivatives risks and limit its exposure to 10% of its net assets.

Each Fund, other than the NAA Market Neutral Real Estate Fund, NAA Opportunity Fund, and NAA Risk Managed Real Estate Fund, is a “limited derivatives user” that limits its derivatives exposure to less than 10% of its net assets. Each of the NAA Market Neutral Real Estate Fund, NAA Opportunity Fund, and NAA Risk Managed Real Estate Fund must employ a DRMP. Pursuant to their DRMP, each of the NAA Market Neutral Real Estate Fund, NAA Opportunity Fund, and NAA Risk Managed Real Estate Fund has appointed the Adviser to serve as the Derivatives Risk Manager, who must report quarterly to the Board of Trustees (the “Board”) on the Funds’ derivatives exposure and comply with other recordkeeping requirements.

Foreign Securities. Each Fund may invest in securities of foreign issuers that trade on U.S. and foreign stock exchanges or in the form of American Depositary Receipts (“ADRs”). ADRs are receipts that evidence ownership of underlying securities issued by a foreign issuer. ADRs are issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. In registered form, ADRs are designed for U.S. securities markets. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the underlying security issuer and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. The depositary of an unsponsored ADR is not obligated to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights concerning the deposited security. Investments in ADRs are subject to risks similar to those associated with direct investments in foreign securities. Each Fund intends to invest primarily in foreign securities listed on U.S. stock exchanges.

Investing in the securities of foreign issuers involves unique risks and considerations not typically associated with investing in U.S. companies. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates, exchange control regulations, and capital controls. There may be less publicly available information about a foreign company than a U.S. company, and foreign companies may not be subject to accounting, auditing, financial reporting standards, or requirements comparable to those applicable to U.S. companies. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit less liquidity and greater price volatility than securities of U.S. companies. There may be less governmental supervision of securities markets, brokers, and issuers of securities than in the U.S. Changes in foreign exchange rates will affect the value of those securities, denominated, or quoted in currencies other than the U.S. dollar. Therefore, to the extent a Fund invests in a foreign security, which is denominated or quoted in currencies other than the U.S. dollar, there is a risk that the value of such security will decrease due to changes in the relative value of the U.S. dollar and the securities underlying foreign currency. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, higher commission rates on foreign portfolio transactions, and transaction costs of foreign currency conversions. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), limits on proxy voting and difficulty in enforcing legal rights outside the U.S. currency exchange rates and regulations may cause fluctuation in the value of foreign securities. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Investment Companies. Each Fund may occasionally invest in securities of other investment companies, both open-end and closed-end, including, without limitation, money market funds and exchange-traded funds (“ETFs”). Generally, under the 1940 Act, a fund may not acquire shares of another investment company if, immediately after such acquisition, (i) a fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) a fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of a fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations.

Each Fund expects to rely on Rule 12d1-1 under the 1940 Act when purchasing money market fund shares. Under Rule 12d1-1, a Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the Adviser waives its management fee in an amount necessary to offset any sales charge or service fee. Each Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), a Fund may acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). To the extent the 3% Limitation applies to an investment that a Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal. Also, under the 1940 Act, to the extent that a Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders about the voting of all proxies concerning its investment in such securities and vote such proxies only by the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. If there is a vote of investment company shares held by a Fund in reliance on Section 12(d)(1)(F), the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities. Investments in other investment companies subject a Fund to additional operating and management fees and expenses. For example, a Fund’s investors will indirectly bear fees and expenses charged by underlying investment companies in which a Fund invests, in addition to the Fund’s direct fees and costs.

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ETFs. An ETF is typically an investment company registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or market sector. Alternatively, ETFs may be actively managed under a specific investment strategy, similar to other non-index-based investment companies. ETFs are traded on a securities exchange based on their market value. ETFs sell and redeem their shares at net asset value (“NAV”) in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges. They can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day. ETFs are traded on a securities exchange based on their market value.

An investment in an ETF presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of security prices or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to other registered investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; (iv) ETF shares may be delisted from the exchange on which they trade; or (v) activation of “circuit breakers” (which are tied to significant decreases in stock prices) may halt trading of the ETF’s shares temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track. The investment companies in which the Fund invests may have adopted certain investment restrictions different from the Fund’s. For example, to the extent the Fund invests in underlying investment companies that concentrate their investments in an industry, a corresponding portion of the Fund’s assets may be indirectly exposed to that particular industry.

Because ETFs bear various fees and expenses, a Fund will pay a proportionate share of these expenses and transaction costs, such as brokerage commissions. As with traditional investment companies, ETFs charge asset-based fees, although these fees tend to be relatively low compared to other investment companies. ETFs do not charge initial sales loads or redemption fees; investors pay only customary brokerage fees to buy and sell ETF shares.

Each Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations, and any applicable exemptive relief. It is each Fund’s policy that if shares of the Fund are purchased by another fund (including any other registered open-end investment company advised by the Adviser or its affiliates) in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other fund, the Fund will not purchase securities of a registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Each Fund may invest in other registered investment companies, such as mutual funds, closed-end funds, exchange-traded funds, and business development companies (an underlying fund) over statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund (notably such fund’s ability to invest in other investment companies and private funds, which include certain structured finance vehicles).

Leveraged and Inverse ETF Risk. Leveraged and inverse ETFs involve additional risks and considerations not present in traditional ETFs. Typically, shares of an index-based ETF are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), shares are expected to increase in value as the value of the underlying benchmark decreases, similar to holding short positions in the underlying benchmark. Leveraged ETFs seek to deliver multiples (e.g., 2X or 3X) of the performance of the underlying benchmark, typically by using derivatives to amplify returns (or decline, in the case of inverse ETFs) of the underlying benchmark. While leveraged ETFs may offer greater returns, the potential for loss and the speed at which losses can be realized are also greater.

Leveraged and inverse ETFs “reset” over short periods, meaning they are designed to deliver their stated returns only for the length of their reset periods (typically daily). They are not designed to deliver their returns intraday or over periods longer than the stated reset period. Because of the structure of these products, their rebalancing methodologies, and the math of compounding, extended holdings beyond the reset period can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period. This difference in results can be magnified in volatile markets. Further, leveraged and inverse ETFs may have lower trading volumes or be less tax-efficient than traditional ETFs and may be subject to additional regulation. To the extent that leveraged or inverse ETFs invest in derivatives, investments in such ETFs will be subject to the risks of investments in derivatives. For these reasons, leveraged and inverse ETFs are typically considered riskier investments than traditional ETFs.

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Options. Each Fund may buy and sell options for several purposes, including hedging, investment, or speculative purposes. For example, a Fund may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline or to establish a position in the securities market as a substitute for purchasing individual securities. Buying puts and writing covered calls may be used to hedge a Fund’s portfolio against price fluctuations. Buying call options increases a Fund’s exposure to the securities market. A Fund may write a call or put option only if the option is “covered” by the Fund’s holding a position in the underlying securities or by other means that would permit immediate satisfaction of the Fund’s obligation as the writer of the option. The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but if its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction to terminate its obligation under the option. It must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position.

Special Risk Factors of Options. Transactions in derivative instruments such as options involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments prices, or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions.

A Fund’s use of certain derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means a Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to a Fund will be magnified; however, if that investment decreases in value, the loss to a Fund will be magnified. A decline in a Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, meet redemption requests, or meet asset segregation requirements when it may not be advantageous. There is no assurance that a Fund’s use of derivative instruments providing enhanced exposure will enable it to achieve its investment objective.

A Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument, and a Fund’s assets.

OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. Certain purchased OTC options and assets used as cover for written OTC options may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s use of derivative instruments will be advantageous to a Fund.

Money Market Instruments. Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances, Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, Variable Amount Demand Master Notes (“Master Notes”), and shares of money market investment companies.

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Banker’s Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When a Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable to pay interest and principal when due. The Banker’s Acceptance, therefore, carries the full faith and credit of such bank.

A Certificate of Deposit (“CD”) is a bank’s unsecured interest-bearing debt obligation. CDs acquired by a Fund would be $100,000 or more.

Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity ranges from two (2) to two hundred and seventy (270) days and is usually sold on a discounted basis rather than as an interest-bearing instrument. A Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality.

Master Notes are unsecured obligations redeemable upon the holder’s demand and permit the investment of fluctuating amounts at varying interest rates. Master Notes are acquired by a Fund only through the Master Note program of the custodian acting as administrator. The Adviser will continuously monitor the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by a Fund. A Fund may invest in shares of money market investment companies to the extent permitted by the 1940 Act.

Repurchase Agreements. A repurchase agreement transaction occurs when an investor purchases a security (normally a U.S. Government obligation) from a counterparty (e.g., a Fund) with the understanding that the investor will later resell the security to the same counterparty (normally a member bank of the Federal Reserve or a registered government securities dealer). A Fund’s initial purchase is a loan to the counterparty that is collateralized by the security (and securities substituted for them under the repurchase agreement). A Fund must return the security to the counterparty when the counterparty repurchases it later and at a higher price. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon market interest rate effective for the period during which the repurchase agreement is in effect. Delivery under the resale normally will occur within one to seven days of the purchase. Repurchase agreements are “loans” under the 1940 Act, collateralized by the underlying security. The Trust has implemented procedures to continuously monitor the value of the collateral, serving as security for repurchase obligations. The Adviser will consider the creditworthiness of the counterparty. If the counterparty fails to pay the agreed-upon resale price on the delivery date, a Fund will retain or attempt to dispose of the collateral. A Fund’s risk is that such default may include any decline in value of the collateral to an amount that is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. A Fund will not enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days. The Fund must comply with SEC Rule 18f-4 when engaging in reverse repurchase agreements or dollar roll transactions.

Real Estate Securities. Each Fund will not invest in real estate (including mortgage loans and limited partnership interests) but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates.

Government Securities. Each Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government-sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g., FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA, FFCB). There is No assurance that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future other than as set forth above since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities, such as those issued by GNMA, FNMA, FHLMC, or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in or are secured by and payable from mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages, and adjustable-rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares. These securities are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

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Investment dealers and vendors typically quote yield on pass-through securities based on the underlying instruments’ maturity and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early principal payments on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage, and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is impossible to accurately predict a particular pool’s average life. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. However, it may vary depending on various factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the prepayment rate tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present or may differ in degree if the pool’s mortgage loans have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Repayments may be reinvested at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is usually some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. Each Fund may invest in asset-backed securities, which represent participation in or are secured by and payable from assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and particular purpose corporations. Payments or distributions of principal and interest may be guaranteed up to specific amounts and for a certain period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present risks not presented by other securities in which the Fund may invest. Automobile receivables are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are unsecured, and the debtors are entitled to the protection of several state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds, and Debentures. Each Fund may invest in structured notes, bonds, and debentures. Typically, the value of the principal and interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes, or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that, in certain circumstances, no principal is due at maturity and may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in the interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Mezzanine Securities Risk. Mezzanine securities are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans, and non-investment grade bonds. However, unlike senior loans and second-lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities, therefore, are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled payments after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

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Zero-Coupon Securities Risk. While interest payments are not made on such securities, holders are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero-coupon bond. Still, at the same time, it eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than comparable securities currently pay interest. Longer-term zero-coupon bonds are more exposed to interest rate risk than shorter-term zero-coupon bonds. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing to generate the cash to satisfy these distributions. The required distributions may increase the Fund’s exposure to zero-coupon securities. During severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase when they are held in the Fund’s portfolio.

Assignments and Participations. Each Fund may invest in assignments of and participations in loans issued by banks and other financial institutions. When a Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from and be more limited than those held by the assigning lender.

Participation in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, the Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will hurt the value of such securities and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities to value the Fund’s portfolio and calculate its net asset value.

Each Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically result in a Fund having a contractual relationship only with the Lender, not the Borrower. A Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will hurt the value of such securities and on a Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities to value the Fund’s portfolio and calculate its net asset value.

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Corporate Debt Securities. A Fund’s fixed-income investments may include corporate, municipal, or other government debt securities. Corporate and municipal debt obligations purchased by the Fund may be any credit quality, maturity, or yield. Accordingly, a Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Adviser’s opinion. In addition, a Fund’s debt securities may include lower-rated debt securities, including, without limitation, junk bonds. Debt obligations rated Baa by Moody’s or BBB by S&P, or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are considered speculative and subject to significant non-payment risks of interest and principal. While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its analysis of factors establishing creditworthiness. See Appendix C of this SAI for a discussion of securities ratings.

Collateralized Loan Obligations (“CLOs”). A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from the risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered, sold, and not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CLOs, allowing a CLO to qualify for transactions under Rule 144A under the Securities Act. CLOs normally charge management fees and administrative expenses, in addition to those of a Fund.

The riskiness of investing in CLOs depends largely on the quality and type of collateral loans and the tranche of the CLO in which a Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry additional risks, including that interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk concerning such payments. Certain CLOs may receive credit enhancement through a senior-subordinate structure, over-collateralization, or bond insurance. Still, such enhancement may not always be present and may fail to protect a Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly but rather use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Illiquid Investments. A Fund may not purchase or otherwise acquire any illiquid investments if, immediately after the acquisition, the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments pose risks of potential delays in resale and uncertainty in valuation. Limitations on resale may hurt the marketability of portfolio investments, and a Fund may be unable to dispose of illiquid investments promptly or at reasonable prices. Under the supervision of the Trust’s Board, the Adviser determines the liquidity of the Fund’s investments, and through reports from the Adviser, the Trustees monitor investments in illiquid investments. If, through a change in values, net assets, or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid investments, it would seek to take appropriate steps to bring the Fund’s illiquid investments to or below 15% of its net assets per the requirements of Rule 22e-4 of the 1940 Act. The sale of some illiquid and other types of investments may be subject to legal restrictions.

If a Fund invests in investments for which there is no ready market, the Fund may not be able to sell such investments readily. Such investments are unlike those traded in the open market, which can be expected to be sold immediately if the market is adequate. Once realized, the sale price of illiquid investments may be lower or higher than the Adviser’s most recent estimate of their fair market value. Less public information is available about the issuers of such illiquid investments than about companies whose investments are publicly traded.

Restricted Securities. Within its limitation on investment in illiquid securities, a Fund may purchase restricted securities that can be sold in privately negotiated transactions, under an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

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Restricted securities are generally considered to be illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(a)(2) commercial paper” or is otherwise eligible for resale under Rule 144A under the Securities Act of 1933 (“144A Securities”). Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted securities normally reflect a discount, which may be significant, on the market price of comparable securities for which a liquid market exists.

Borrowing Money. To the extent permitted under the 1940 Act, a Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes. Borrowing involves creating a liability requiring a Fund to pay interest. If a Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. In an extreme case, if a Fund’s current investment income were insufficient to meet the interest expense of borrowing, it could be necessary to liquidate certain of its investments at an inappropriate time.

Lending of Portfolio Securities. To generate additional income, a Fund may lend portfolio securities in an amount up to 33⅓% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Adviser has determined are creditworthy under guidelines established by the Board. The Adviser will consider all relevant facts and circumstances to determine whether a Fund will lend securities. A Fund may not lend securities to any company affiliated with the Adviser. Each securities loan will be collateralized by cash, securities, or letters of credit. A Fund might experience a loss if the borrower defaults on the loan.

During the loan, the borrower must maintain with a Fund collateral in the form of cash or cash equivalents or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay a Fund any dividends or interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, a Fund may receive an agreed-upon interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan, or the Fund will be paid a premium. Loans are subject to termination at the option of a Fund or the borrower; at any time, the Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. If a Fund invests the cash collateral from the borrower, there is the risk that such investment may result in a financial loss. In such an event, a Fund would be required to repay the borrower out of the Fund’s assets.

Where voting rights concerning the loaned securities pass with the lending of the securities, the Adviser normally intends to call the loaned securities to vote proxies or to use other practicable and legally enforceable means to obtain voting rights when the Adviser believes a material event affecting the loaned securities will occur, or the Adviser otherwise believes it necessary to vote.

Operational Risk. Investing in a Fund involves operational risk from processing errors, human errors, inadequate or failed internal or external processes, systems and technology failures, personnel changes, and errors caused by third-party service providers. Any failures or errors could result in a loss or compromise of information, regulatory scrutiny, reputational damage, or other events that could adversely affect the Fund. While a Fund seeks to minimize such events through controls and oversight, there is no guarantee that the Fund will not suffer losses due to operational risk.

Cybersecurity Risk. The Funds and their service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A cybersecurity breach refers to intentional and unintentional events that may cause the Funds to lose or compromise confidential, proprietary, or private personal information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential, proprietary, or private personal information, or various other operational disruptions. Successful cybersecurity breaches of the Funds and the Funds’ investment adviser, distributor, custodian, transfer agent, or other third-party service providers may adversely impact the Funds and their shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of proprietary or private personal shareholder information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Funds rely on third-party service providers for many day-to-day operations and are therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Funds from cybersecurity breaches. Similar cybersecurity risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. There is no guarantee the Funds will successfully protect against cybersecurity breaches.

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Economic and Regulatory Risks. Domestic and foreign governments and agencies often adopt an active approach to managing economic conditions within a nation, which may have material effects on the securities markets within the nation. A government may pursue supportive policies that include but are not limited to, lowering corporate and personal tax rates, and launching simulative government spending programs designed to improve the national economy or sectors thereof. Government agencies, including central banks, may pursue supporting policies that include but are not limited to setting lower interest rate targets and buying and selling securities in the public markets. Governments and agencies may also attempt to slow economic growth if the pace of economic growth is perceived as too great and poses a long-term risk to the economy or a sector thereof. In each instance, the actions may be less successful than anticipated or have unintended adverse consequences. Investor perception that such efforts are failing could negatively affect securities markets, resulting in higher interest rates, increased market volatility, and reduced value and liquidity of certain securities, including securities held by the Funds.

In addition, governments and agencies thereof may enact additional regulations or engage in deregulation that negatively impacts the general securities markets or a sector thereof. Given the potentially broad scope and sweeping nature of some regulatory actions, a regulatory action’s potential impact on securities held by a Fund may be difficult to determine. It may not be fully known for an extended period. Accordingly, regulatory actions could adversely affect the Funds.

Portfolio Turnover. The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. A Fund’s portfolio turnover rate may vary from year to year and within a particular year and may be affected by cash requirements for redemption of shares. Higher portfolio turnover rates will result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment limitations that may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of the Fund. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. See the Prospectus for more information about each Fund’s investment objective and investment strategies, which are not fundamental and may be changed without shareholder approval.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy:

1. Borrowing Money. Each Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules, and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

2. Senior Securities. Each Fund will not issue senior securities, except as permitted by the 1940 Act, the rules and regulations promulgated thereunder, or interpretations of the SEC or its staff.

3. Underwriting. Each Fund will not act as an underwriter, except that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4. Real Estate. Each Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

5. Commodities. Each Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

6. Loans. Each Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

7. Concentration. Each Fund, other than the NAA Market Neutral Real Estate Fund and NAA Risk Manage Real Estate Fund, may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules, and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

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8. Concentration. Each of the NAA Market Neutral Real Estate Fund and NAA Risk Managed Real Estate Fund will invest more than 25% of its total assets in the real estate industry. Each Fund may not invest more than 25% of its total assets in another industry, except to the extent permitted under the 1940 Act and other applicable laws, rules, and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Concerning the “fundamental” investment restrictions above, if a percentage limitation or standard is adhered to at the time of investment, a later increase or decrease in percentage or departure from the standard resulting from any change in value or net assets or other factors will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule and are monitored on an ongoing basis.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities. However, it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements, and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.

Under current law as interpreted by the SEC and its staff, a Fund may borrow from (a) a bank, provided that immediately after such borrowing, there is an asset coverage of 300% for all borrowings of the Fund, or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund, under Rule 18f-4, aggregates the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treats all such transactions as derivatives transactions. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. A Fund’s limitation concerning issuing senior securities does not apply to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder.

SEC Rule 18f-4 governs an investment company’s use of derivatives and other similar transactions. Under Rule 18f-4, a Fund’s trading of derivatives and other similar transactions that create future payment or delivery obligations is subject to value-at-risk leverage limits, derivatives risk management program, and reporting requirements unless the Fund satisfies a “limited derivatives users” exception that is included in the rule.

Each Fund that invests in derivatives to achieve its investment objective will assess such when determining compliance with its concentration policy by considering the economic exposure created by such derivatives. Specifically, when a Fund utilizes derivatives to achieve its investment objectives, it will treat the underlying asset, asset class, or reference entity of the derivative as if it were held directly by the Fund for purposes of determining compliance with its concentration policy. This approach ensures that the Fund’s investments, whether direct or through derivatives, remain consistent with the stated concentration policy, thereby reflecting the Fund’s intended exposure to specific industries or sectors.

CALCULATION OF SHARE PRICE

For computing each Fund’s NAV, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued based on their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean of the closing bid and ask prices on the NYSE or other primary exchange for that day. National Association of Securities Dealers Automated Quotations (“NASDAQ”) listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean of the most recently quoted bid and ask prices as reported by NASDAQ. Securities traded in the OTC market are valued at the last sale price, if available; otherwise, at the mean of the most recently quoted bid and ask prices.

The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 under the 1940 Act, subject to its oversight. If market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith by the valuation designee by procedures adopted by the Board.

Fixed-income securities are normally valued based on the prices obtained from independent third-party pricing services approved by the valuation designee. These prices are generally determined with consideration given to institutional bid and last sale prices, other security prices, yield, maturity, call features, ratings, institutional-sized trading in similar groups of securities, and developments related to specific securities.

U.S. Government securities are valued by independent third-party pricing services, the last traded fill price, or the reported bid price at the close of business.

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Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that are obtained from independent third-party pricing services, which may consider the trade activity, treasury spreads, yields, or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset, in which case it will be valued using independent third-party pricing services.

CLOs, CDOs, MBS, ABS, and other structured finance securities are valued using an independent third-party pricing service.

Repurchase agreements are generally valued at amortized cost, provided such amounts are approximate to market value.

Equity securities listed or traded on a recognized U.S. securities exchange or the NASDAQ National Market System are generally valued based on the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business on the valuation date. ETFs and closed-end investment companies are valued at the last quoted sale price.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

The futures contracts are valued based on the last sale price at 4:00 p.m. on the valuation date. If the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the exchange’s official settlement price. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if a fair valuation would be more accurate.

The value of interest rate swap agreements entered into by a Fund is based on the last sale price on the primary exchange on which the swap is traded. The values of other swap agreements entered into by a Fund are valued using an evaluated price provided by an independent third-party pricing service.

Typically, loans are valued using information provided by independent third-party pricing services that use broker quotes, among other inputs. If the independent third-party pricing service cannot or does not provide a valuation for a particular loan or is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser. Funds that invest in loans or asset-backed securities as part of their investment strategies may have a significant amount of these instruments that are fair valued by the Adviser.

Trading in foreign securities markets is substantially completed each day at various times before the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars based on the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. E.T. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors, which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Trust’s and the Adviser’s Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a third-party pricing vendor in valuing foreign securities.

A Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation, including for securities and assets traded on foreign markets and securities and assets for which independent third-party pricing services provide market quotations as of a time that is before the time when the Funds determine their NAV. In each case, there can be no assurance that significant events will be identified.

One or more pricing services will be utilized to determine the fair value of each Fund’s securities. The methods used by independent pricing services and the quality of valuations so established are reviewed by the valuation designee and the Funds’ administrator (“Ultimus” or the “Administrator”). Valuations provided by independent third-party pricing services are based on methods designed to approximate the amount a Fund could reasonably expect to receive upon selling the portfolio security or asset. When providing valuations to the Funds, independent third-party pricing services use various inputs, methods, models, and assumptions, which may include information provided by broker-dealers and other market makers. Independent third-party pricing services face the same challenges as the Funds in valuing securities and assets and may rely on limited available information. If the independent third-party pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Adviser. A Fund may also use third-party service providers to model certain securities to determine fair market value. While a Fund’s use of fair valuation is intended to result in the calculation of NAV that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, a Fund cannot guarantee that any fair valuation will approximate the amount the Fund would realize upon the sale of the securities in question.

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Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value a Fund’s securities and assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, a Fund may not have the transparency to view the underlying inputs that support such quotes. Significant changes to a quote from a broker-dealer would result in significant changes in the security’s fair value.

Proportions of a Fund’s fair-valued investments vary from time to time, and a Fund may fair value a significant amount of its portfolio securities and assets. The Funds’ shareholder reports contain more information about the Funds’ fair valued holdings. Investors should consult these reports for additional information. For underlying funds in which the Funds may invest, additional information about the circumstances when those underlying funds may use fair value pricing may be found in each prospectus.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund are offered for sale continuously. Shares are sold and redeemed at their NAV, as determined after receipt of the purchase or redemption order in proper form.

The Funds may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its assets.

The Funds reserve the right to pay for a redemption in securities rather than cash, known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if a Fund deems it advisable for the benefit of its shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of liquid securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that a Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s readily marketable securities to the redeeming shareholder within seven days after a Fund’s receipt of the redemption order in proper form. If a Fund redeems your shares in kind, you will bear the market risks of maintaining or selling the securities. In addition, when you sell these securities, you bear the risk that the securities have become less liquid and are difficult to sell. You also will pay any taxes and brokerage charges associated with selling the securities.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to and withdrawals from their accounts as often as they wish. When an investor invests in a Fund, a shareholder account is opened following the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking accounts. With shareholder authorization and bank approval, the Fund’s transfer agent will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the NAV on or about the fifteenth or the last business day of the month or quarter, or both. The shareholder may change the investment amount or discontinue the plan by writing to the Fund.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund in which you are invested, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) if it is for a new account, a completed account application, or if it is an existing account, the account number; (iv) Medallion signature guarantees (See the heading “How to Redeem Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

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MANAGEMENT OF THE TRUST

Overall responsibility for managing and supervising the Funds and the Trust rests with the Board. The members of the Board (the “Trustees”) are elected by the Trust’s shareholders or existing members of the Board as permitted under the 1940 Act and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each Trustee serves for a term of indefinite duration until death, resignation, retirement, or removal from office. The Trustees, in turn, elect the officers of the Trust to supervise the Trust’s day-to-day operations actively. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

The Board oversees the management of the Trust under the laws of the State of Delaware and applicable federal law. There are currently four Trustees, three of whom are not “interested persons,” as defined by the 1940 Act of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustees and attendance at meetings of the Board. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

Following are the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, length of time served, their principal occupation(s) during the past five years, and any other directorships held by the Trustee. The business address of each Trustee is c/o New Age Alpha, 555 Theodore Fremd Avenue, Suite A101, Rye, New York, 10580.

Name and Year of Birth	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex* overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees
Richard C. Butt Year of Birth: 1956	Trustee since inception	Consultant (2023 – Present); Chief Financial Officer, Greenbacker Group LLC, Greenbacker Renewable Energy Company LLC and affiliated entities (2013 - 2022).	18	New Age Alpha Trust (2020 - 2023)
Colin W. Devine Year of Birth: 1959	Trustee since inception	Principal, C. Devine & Associates (consulting services to the insurance and investment management sectors) (2012 – Present); Research Fellow, Alliance for Lifetime Income (2016 - Present).	18	None.
Jeremy O. May Year of Birth: 1970	Trustee and Chairman since inception	Chief Executive Officer, Paralel Technologies LLC (2020 - Present); Chief Operating Officer, Magnifi LLC (2020 - Present); Director, University of Colorado Foundation (2006 - Present); Director, A.V. Hunter Trust (2018 - Present); various positions at ALPS Holdings, Inc. (1995 - 2019), including President of ALPS Fund Services, Inc., ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc., and Executive Vice President of ALPS Advisors, Inc. and ALPS Holdings, Inc.	18	Russell Investment Company and Russell Investment Funds (40 funds) (since 2021); Bow River Capital Evergreen Fund (since 2021); New Age Alpha Trust (2020 – 2023); Reaves Utility Income Fund (2009 – 2021); ALPS Series Trust (2015 - 2021); RiverNorth Opportunities Fund (2017 - 2019).
Interested Trustee
Armen Arus** Year of Birth: 1972	Trustee since inception	Co-Founder and Chief Executive Officer, New Age Alpha, LLC (2018 - Present); Chief Executive Officer, New Age Alpha Advisors, LLC (2019 - Present)	18	New Age Alpha Trust (2020 -2023)

*	Each Trustee also serves on the board of trustees of New Age Alpha Variable Funds Trust. Together with the Trust, these funds are referred to as the Fund Complex.
**	Mr. Arus is deemed to be an “interested person” of the Trust under the 1940 Act by reason of his position with the Adviser.

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Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years
Executive Officers:
Keith D. Kemp Year of Birth: 1960	Since Inception	President and Treasurer	Managing Director, New Age Alpha, LLC (2019 - Present); Director, New Age Alpha Fund SPC, Ltd. (2020 - Present); Director, New Age Alpha Master Fund SPC, Ltd. (2020 - Present); Treasurer, Transparent Value Trust (2010 - 2019); Assistant Treasurer, Guggenheim Funds Trust, Guggenheim Variable Funds Trust and Rydex Series Funds (2016 - 2019); Managing Director, Guggenheim Investments (2015 - 2019).
Brian Curley Year of Birth: 1970	Since inception	Assistant Treasurer	Vice President, Ultimus Fund Solutions, LLC (2020 - Present); Vice President, Gemini Fund Services, LLC (2015 - 2020).
Charles Black Year of Birth: 1979	Since inception	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Vice President and Head of Compliance Services (2021 - Present) and Director of Compliance Services (2019 - 2021) at CCO Technology, LLC (d/b/a Joot); Senior Compliance Officer, Ultimus Fund Solutions, LLC (2015 - 2019); Chief Compliance Officer, Ultimus Managers Trust (2016 - 2019).
Bernard Brick Year of Birth: 1974	Since inception	Secretary	Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (since December 2022); Vice President and Senior Counsel, State Street Bank and Trust Company (2011 – December 2022).
Michael Semack Year of Birth: 1970	Since inception	Assistant Secretary	Senior Managing Director, General Counsel, and Chief Compliance Officer, New Age Alpha, LLC and New Age Alpha Advisors, LLC (since 2018).

Leadership Structure and Qualifications of Trustees. The Board consists of four Trustees, including three Independent Trustees. The Board is responsible for overseeing the Trust’s series of funds, the investment adviser, and the Trust’s other service providers in the operation of the Trust under the 1940 Act, other applicable federal and state laws, and the Declaration of Trust.

The Board meets at least four times throughout the year, usually in person (although meetings may be telephonically as permitted by the 1940 Act). In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any management representatives.

Board Leadership. The Board is led by its Chairman, Mr. May, who is also an Independent Trustee. The Chairman presides at all Board Meetings, facilitates communication and coordination between the Trustees and management, and reviews meeting agendas for the Board and the information management provides to the Trustees. The Chairman works closely with Trust counsel and is also assisted by the Trust’s President, who, with the assistance of the Trust’s other officers, oversees the Fund’s daily operations, including monitoring the activities of all of the Fund’s service providers.

The Board believes that its leadership structure, including having an Independent Trustee serve as Chairman, is appropriate and in the Trust’s best interests. The Board is comprised of trustees with a diversity of experience, knowledge, and skills, including familiarity with investment companies and their advisers. Further, the Board chairman is independent and has extensive experience overseeing mutual funds and their service providers. The Board also believes its leadership structure facilitates the orderly and efficient flow of information from Trust management to the Independent Trustees.

Board Committees. The Board has established the following standing committees:

Audit Committee. All the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent registered public accountants on behalf of all the Trustees. The Audit Committee also serves as the Trust’s qualified legal compliance committee. The Audit Committee operates under an Audit Committee Charter and meets periodically as necessary. Mr. Butt is the Chairperson of the Audit Committee and presides at its meetings.

Nominating and Corporate Governance Committee (the “Nominating Committee”). The Nominating Committee nominates and selects persons to serve as members of the Board, including Independent Trustees and “interested” Trustees. In selecting and nominating persons to serve as Independent Trustees, the Nominating Committee will not consider nominees recommended by shareholders of the Trust unless required by law. All the Independent Trustees are members of the Nominating Committee. Mr. Devine is the Chairperson of the Nominating Committee and presides at its meetings.

Qualifications of the Trustees. The Committee reviews the experience, qualifications, attributes, and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that the Committee believes contribute to the oversight of the Trust’s affairs. Based on each Trustee’s experience, qualifications, attributes, or skills on both an individual basis and in combination with the other Trustees, the Board has concluded that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel, and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

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In addition to the Trustee qualifications listed above, each of the Trustees has additional Trustee qualifications, including, among other things, the experience identified in the “Trustees and Executive Officers” table and as follows:

Independent Trustees

Richard C. Butt. Mr. Butt previously served as the Chief Financial Officer of Greenbacker Group LLC, Greenbacker Renewable Energy Company LLC, and their affiliates from November 2013 through December 2022. Mr. Butt has held a variety of senior management positions for global investment and financial institutions throughout his career, including President and Chief Executive Officer of P3 Global Management  LLC, a firm focused on investing in municipal infrastructure assets, from July 2012 to August 2013, and President of Macquarie Capital Investment Management LLC from August 2006 to January 2011. Mr. Butt is a Certified Public Accountant (Inactive) and previously worked at PricewaterhouseCoopers LLP and KPMG. Mr. Butt holds a B.A. in Management Science from Duke University.

Jeremy O. May. Mr. May is the Chief Executive Officer of Paralel Technologies LLC and the Chief Operating Officer of Magnifi LLC, both fintech companies providing technology to asset management and wealth management companies. Mr. May also has nearly 20 years of experience serving on the boards of investment companies, including registered closed-end and open-end funds. Mr. May serves on the Board of Directors of the University of Colorado Foundation and is Chairman of the Finance and Operations Committee. Mr. May also serves on the Board of Directors of the A.V. Hunter Trust, the oldest private foundation in Colorado. From 1995 through June 2019, Mr. May worked for ALPS Holdings, Inc. Mr. May was President of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc. and was Executive Vice President of ALPS Advisors, Inc. and ALPS Holdings, Inc. Mr. May holds a B.S. in Business Administration from the University of Colorado.

Colin W. Devine. Mr. Devine is the Principal at C. Devine & Associates, advising high-growth InsurTech and technology-enabled service businesses. Mr. Devine has more than 30 years of experience in the insurance and investment management industries. He is also a Research Fellow for the Alliance for Lifetime Income, an affiliation of 24 leading financial services companies focused on helping to educate Americans on the risk of outliving their savings so they can enjoy their retirement lives. Mr. Devine serves on the board of Clearwater Marine Aquarium, a non-profit organization based in Clearwater, Florida. Mr. Devine is a Chartered Financial Analyst, Chartered Professional Accountant, and a Certified Financial Planner. He holds an MBA in Finance from the Schulich School of Business at York University and a Bachelor of Science in Biology from the University of Guelph.

Interested Trustee

Armen Arus. Mr. Arus is the Co-Founder and Chief Executive Officer of New Age Alpha, LLC, the parent company of the Adviser, and the Chief Executive Officer of the Adviser. Mr. Arus was the Co-Founder and Co-Chief Executive Officer of Transparent Value, LLC and Transparent Value Advisers, LLC from June 2003 to July 2017, where he developed and introduced a groundbreaking, unique, and powerful “Required Business Performance” investment process that combined the alpha-generating potential of active fundamental research with the fully transparent, rules-based methodology of index portfolios. Mr. Arus served as President of Transparent Value Trust from 2010 to 2015. Mr. Arus holds a B.S. in Business from New York University.

References above to the qualifications, attributes, and skills of Trustees are under requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or the Board by reason thereof.

Risk Oversight. The daily business of the Funds, including the management and administration of the Funds and the risks arising from the Funds’ investments and operations, is performed by third-party service providers, primarily the Adviser and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and, thus, has oversight responsibility concerning the risk management functions performed by those service providers. Risks to the Funds and the Trust include, among others, investment risk, credit risk, derivatives risk, liquidity risk, valuation risk, compliance risk, operational risk, and the overall business risk relating to the Funds. The risk management function seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could adversely affect the Funds’ business, operations, investment performance, or reputation. Under the oversight of the Board, the service providers to the Funds employ a variety of processes, procedures, and controls to seek to identify risks relevant to the operations of the Funds and to lessen the probability of the occurrence of such risks or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business and, consequently, for managing risks associated with that activity. Each of the Adviser, the Distributor, and other service providers has its independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions, and business models. Accordingly, Board oversight of different types of risks may be handled differently. As part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

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The Board oversees risk management for the Funds directly and through its established committee structure, including the Audit Committee and the Nominating and Governance Committee. These committees assist in the Board’s oversight functions, including its oversight of each Fund’s risks. For instance, the Audit Committee receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. Each committee reports its activities to the Board regularly, as applicable. The Board also oversees the risk management of the Funds’ operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer and its independent registered public accounting firm, as applicable. In this connection, the Board requires the Trust’s officers to report various matters at regular and special meetings of the Board and its committees, including matters relating to risk management. At least annually, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and receives a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Trust and certain service providers and the effectiveness of their implementation. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Funds. Concerning valuation, the Adviser serves as the valuation designee in performing fair value determinations of the Funds’ securities and other assets under Rule 2a-5 under the 1940 Act. The Board has approved the Funds’ valuation policy and procedures and the Adviser’s Rule 2a-5 fair valuation policy and procedures applicable to valuing the Funds’ securities and other assets, which the Board periodically reviews. At least annually, the Board reviews a written report from the valuation designee that assesses the adequacy and effectiveness of the valuation designee’s fair value process and receives periodic and prompt reporting on fair value matters from the valuation designee under the Trust’s valuation policy and procedures. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

The Board oversees each Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Adviser. Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust implemented the Liquidity Program, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”), which is responsible for administering the Liquidity Program. The Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

The Board oversees the Funds’ use of derivatives under Rule 18f-4 under the 1940 Act. As required by Rule 18f-4, concerning each Fund that is not classified as a “limited derivatives user fund” (as defined in Rule 18f-4) (each a “Full Compliance Fund”), the Trust has implemented a Derivatives Risk Management Program, which is reasonably designed to manage the Full Compliance Funds’ derivatives risks and to reasonably segregate the functions associated with the Program from the portfolio management of such Funds. The Board, including a majority of the Independent Trustees, approved the designation of a Derivatives Risk Manager (the “DRM”), which is responsible for administering the Derivatives Risk Management Program for the Full Compliance Funds. To facilitate the Board’s oversight, the Board reviews, no less frequently than annually, a written report on the effectiveness of the Derivatives Risk Management Program and more frequent reports regarding certain derivatives risk matters. For each Fund that is classified as a limited derivatives user fund (each a “LDU Fund”), the Board oversees the Fund’s derivatives risks through, among other things, receiving written reports by the Adviser regarding any LDU Fund’s exceedance of the derivatives exposure threshold outlined in Rule 18f-4. Additionally, as required by Rule 18f-4, the Trust has implemented written policies and procedures reasonably designed to manage the LDU Funds’ derivatives risks.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Fund’s investment objectives, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information on a particular risk. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser, Distributor, and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that the Adviser advises. The role of the Board and any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations, or activities. As a result of the preceding and other factors, the Board’s risk management oversight is subject to limitations. The Board may change how it administers its risk oversight function at any time and its discretion.

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Trustees’ Ownership of Fund Shares. As of the date of this SAI, none of the Trustees own shares of the Funds because the Funds have not yet commenced operations.

Ownership In Fund Affiliates. As of the date of this SAI, none of the Independent Trustees, nor members of their immediate families, owned, beneficially, or of record securities of the Adviser, the Distributor, or any affiliate of the Adviser or the Distributor.

Trustee Compensation. No director, officer, or employee of the Adviser or the Distributor receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Independent Trustee receives a $60,000 annual retainer, payable quarterly in either cash or shares of the Funds, for serving as an Independent Trustee of the Fund Complex. The Fund Complex reimburses each Trustee and officer for their travel and other expenses incurred by attending meetings. Trustee compensation for the Fund Complex’s initial fiscal year is anticipated to be as follows:

Name of Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from All Funds Within the Fund Complex
Independent Trustees
Richard C. Butt	$30,000	None	None	$60,000
Colin W. Devine	$30,000	None	None	$60,000
Jeremy O. May	$30,000	None	None	$60,000

Interested Trustee
Armen Arus	None	None	None	None

Principal Holders of Voting Securities. As of the date of this SAI, the Trustees, and officers of the Trust, as a group, beneficially owned (i.e., had direct or indirect voting and investment power) less than 1% of the then-outstanding shares of the Funds. As of the date of this SAI, no persons were deemed to be control persons or principal shareholders of the Funds because the Funds have not commenced operations.

A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. Those shareholders’ votes could have a more significant effect on matters presented at a shareholders’ meeting than the votes of other shareholders.

INVESTMENT ADVISER

New Age Alpha Advisors, LLC (d/b/a New Age Alpha), serves as the Fund’s investment adviser according to the Advisory Agreement dated June 4, 2024. Subject to each Fund’s investment objective and policies approved by the Board, the Adviser is responsible for providing the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. The Adviser was organized in 2018 and provides investment advisory services.

The Advisory Agreement is effective for annual terms so long as such renewal is specifically approved by the Board or by a vote of a majority of the applicable Fund’s outstanding voting securities, provided a majority of the Independent Trustees also approve the continuance. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by a vote of a majority of the outstanding voting securities of a Fund. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Under the Advisory Agreement, for its services, the Large Core Fund pays the Adviser a monthly investment advisory fee (“Management Fee”) computed at the annual rate of 0.75% of the average daily net assets of the Fund up to $500 million, 0.725% of the average daily net assets of the Fund over $500 million up to $1 billion, 0.70% of the average daily net assets of the Fund over $1 billion up to $1.5 billion, 0.65% of average daily net assets of the Fund over $1.5 billion up to $2 billion, 0.60% of the average daily net assets of the Fund over $2 billion up to $2.5 billion, 0.55% of the average daily net assets of the Fund over $2.5 billion up to $3 billion, and 0.50% of the average daily net assets of the Fund over $3 billion. Each other Fund pays the Adviser a monthly Management Fee computed at the annual rate as a percentage of the average daily net assets of the Fund listed in the table below:

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Fund	Management Fee as a Percentage of Average Daily Net Assets
Allocation Fund	0.95%
Large Cap Value Fund	0.65%
Market Neutral Fund	1.10%
Mid Growth Fund	0.75%
Opportunity Fund	0.90%
Risk Managed Fund	0.75%
SMid Cap Fund	0.75%
World Fund	0.70%

Under an expense limitation agreement between the Trust and the Adviser with respect to all Funds other than the Market Neutral Fund and the Opportunity Fund, the Adviser has contractually agreed, until January 31, 2027, to reduce the Management Fee and reimburse other expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, and extraordinary expenses such as litigation costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding the percentage of the average daily net assets of each Fund in the table below. Under an expense limitation agreement with respect to the Market Neutral Fund and the Opportunity Fund, the Adviser has agreed to reduce the Management Fee and reimburse Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, Acquired Fund fees and expenses, and extraordinary expenses such as litigation costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding the percentage of the average daily net assets of each class of shares of each Fund in the table below.

Fund and Share Class	Expense Limitation as a Percentage of Average Daily Net Assets
NAA Allocation Fund
Class A	1.45%
Class C	2.05%
Institutional Class	1.05%
Class P	1.30%
NAA Large Cap Value Fund
Class A	1.10%
Class C	1.85%
Institutional Class	0.85%
Class P	1.10%
NAA Large Core Fund
Class A	1.40%
Class C	2.15%
Institutional Class	1.15%
Class P	1.40%
NAA Market Neutral Real Estate Fund
Class A	1.60%
Class C	2.35%
Institutional Class	1.35%
Class P	1.60%
NAA Mid Growth Fund
Class A	1.60%
Class C	2.35%
Institutional Class	1.35%
Class P	1.60%
NAA Opportunity Fund
Class A	1.71%
Class C	2.46%
Institutional Class	1.46%
Class P	1.71%
NAA Risk Managed Real Estate Fund
Class A	1.25%
Class C	2.00%
Institutional Class	1.05%
Class P	1.25%
NAA SMid Cap Value Fund
Class A	1.15%
Class C	2.00%
Institutional Class	0.94%
Class P	1.24%
NAA World Equity Income Fund
Class A	1.17%
Class C	1.92%
Institutional Class	0.92%
Class P	1.17%

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Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by a Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred.

The Adviser manages each Fund’s investments per the Fund’s stated investment objective and policies, subject to the oversight of the Board. The Adviser is responsible for investment decisions and provides each Fund with portfolio managers to execute purchases and sales of securities and investments. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Funds in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty concerning receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount outlined in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Managers. The Funds are managed by Armen Arus, Julian Koski, Hugo Chang, Konstantin Tourevski, and Burak Hurmeydan (collectively, the “Portfolio Managers”), who are responsible for daily implementing investment strategies for the Funds.

Other Accounts Managed by Portfolio Managers. In addition to the Funds, the Portfolio Managers are responsible for the day-to-day management of certain other accounts. The following table shows the number of and total assets in other accounts as of July 31, 2024].

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Armen Arus	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	2	$233,513,677	0	$0
	Other Accounts	4	$2,037,313	0	$0
Julian Koski	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	2	$233,513,677	0	$0
	Other Accounts	4	$2,037,313	0	$0
Hugo Chang	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Konstantin Tourevski	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	2	$233,513,677	0	$0
	Other Accounts	4	$2,037,313	0	$0
Burak Hurmeydan*	Registered Investment Companies	16	$1,259,000	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

*	Information provided as of December 31, 2023.

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Potential Conflicts of Interest

Other Accounts. The Portfolio Managers’ management of other pooled investment vehicles and other accounts (the “Other Accounts”) may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the Other Accounts, on the other. A potential conflict of interest may arise where an Other Account has the same investment objective as a Fund, is compared to the same index as the Fund, or otherwise holds, purchases, or sells securities that are eligible to be held, purchased, or sold by the Fund. In such conditions, the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing, and market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of the Other Accounts and the disadvantage of a Fund or vice versa. Further differences in the compensation structures of the Adviser with the Other Accounts may give rise to a conflict of interest by creating an incentive for the Portfolio Managers to allocate investment opportunities they believe might be the most profitable to the client accounts where the Adviser might benefit the most from the investment gains. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Investment Opportunities. A Fund’s investment objectives, strategies, and restrictions may be the same or substantially similar to one or more Other Accounts. As a result, the Adviser must allocate investment opportunities between a Fund and those Other Accounts. In many cases, the Fund and Other Accounts may all participate in opportunities to buy or sell a liquid security, and the Adviser will buy or sell the same security for the Fund and Other Accounts simultaneously. However, this may not always be the case: the Adviser may determine to buy or sell different securities for some accounts than other accounts or buy or sell the same securities for some accounts at different times or in different proportions than others. This may be due to, among other things, limitations on the availability of particular opportunities, differences in investment objectives or strategies, other factors affecting the appropriateness or suitability of particular transactions for particular accounts, differences in accounts’ cash availability or ability to borrow, and differences in redemptions or withdrawals or new share purchases or capital contributions. As a result, at any time, a Fund’s portfolio may differ from that of Other Accounts with similar or overlapping investment objectives or strategies.

Compensation. The Portfolio Managers are not compensated directly by the Funds. Rather, they receive a salary from the Adviser. As such, the performance and asset levels of the Funds will directly affect the profits of the Adviser (and indirectly, the total compensation paid to the Portfolio Managers).

Ownership of Fund Shares. The table below shows the value of shares of the Funds beneficially owned by a Portfolio Manager of a Fund as of December 31, 2023, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Shares of a Fund
Armen Arus	A

Julian Koski	A

Hugo Chang	A

Konstantin Tourevski	A

Burak Hurmeydan	A

PORTFOLIO TRANSACTIONS

Under the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board and per each Fund’s investment objective, policies, and restrictions, which securities are to be purchased and sold by a Fund and which brokers are eligible to execute the Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the OTC market are principal transactions with dealers. Concerning the OTC market, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better prices and execution are available elsewhere.

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Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment consistent with its obligation to seek the best execution and in a manner deemed fair and reasonable to shareholders. The primary consideration is the prompt execution of orders effectively at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for equity transactions on behalf of a Fund. The information so received is in addition to and not instead of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by a Fund. Such information may be useful to the Adviser in serving both the Funds and other clients. Conversely, supplemental information obtained by placing brokerage orders with other clients may be useful to the Adviser in carrying out its obligations to the Funds. While the Adviser seeks competitive commissions, the Funds may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Consistent with the preceding, under Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to pay a brokerage commission above that which another broker might have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by the broker. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Research is received through written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research-related (i.e., not related to the making of investment decisions). Where a research product or service has mixed-use, the Adviser will make a reasonable allocation according to its use and pay for the non-research function in cash using its funds.

Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Trust’s principal underwriter.

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distributing shares of the Funds according to a Distribution Agreement. The Distributor is obligated to sell shares of the Funds on a best-efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public continuously. The Distributor is compensated for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus.

The Distributor receives a maximum commission on sales of Class A shares of 4.75%. The maximum sales charge percentage allowable to dealers is the same for all dealers, but the Distributor, at its discretion, may increase the amount for specific periods. The Distributor does not receive compensation from the Fund for the distribution of Institutional class shares.

By its terms, the Distribution Agreement is effective for an initial term of two years. It will continue annually if (1) the Board approves such renewal or (2) by a vote of the majority of a Fund’s outstanding voting shares, provided that in either event, continuance is also approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated at any time, on 60 days’ written notice, without payment of any penalty, by the Trust or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. Under the Distribution Agreement, the Adviser pays the Distributor annually for its services to the Funds.

Distribution Plan. The Funds have adopted a Distribution Plan under Rule 12b-1 under the 1940 Act. The Funds have enacted a Distribution Plan applicable to their Class A, Class C, and Class P shares. Under the Distribution Plan, the Distributor is authorized to pay service fees and commissions to dealers and other firms that sell (or have sold) shares of the applicable class, engage in advertising, prepare, and distribute sales literature, and engage in other promotional activities on behalf of the Funds. The Distributor must report in writing to the Board regarding the payments made and services provided under the Distribution Plan, and the Board will review the amounts and purposes of any payments made under the Distribution Plan at least quarterly. The Distributor is also required to furnish the Board with such other information as may reasonably be requested to enable the Board to determine whether a Distribution Plan should be continued.

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A Distribution Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board, including a majority of the Independent Trustees cast following applicable law and regulatory guidance at a meeting called for the purpose of voting on such continuance. Any agreement relating to the implementation of the Distribution Plan terminates automatically if it is assigned. The Distribution Plan may not be amended to increase the distribution payments materially without the shareholders’ approval of the applicable class of a Fund.

Benefits from the Distribution Plan may accrue to a Fund and its shareholders from the growth in assets due to sales of shares to the public and retention of existing Fund assets, which may benefit shareholders by reducing per-share expenses, permitting increased investment flexibility and diversification of the Fund’s assets, and facilitating economies of scale (e.g., block purchases) in the Fund’s securities transactions.

Rules established by the Financial Industry Regulatory Authority (“FINRA”) limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its shares to 6.25% of gross sales of shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1.00% on such amount (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor). The Distributor monitors this limit for a Fund’s share classes. The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with a Distribution Plan that exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Funds (together with annual interest at the prime rate plus 1.00%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

A Distribution Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding shares of the applicable class. If a Distribution Plan is terminated by the shareholders or the Fund’s Board, the payments made to the Distributor under the Distribution Plan will be retained by the Distributor up to that time. The Distributor would absorb any expenses incurred by the Distributor more than those payments. The Fund makes no payments in connection with the sales of its shares other than the distribution fee paid to the Distributor.

The Distribution Plan is a “compensation plan,” which means that all amounts generated under the Distribution Plan are paid to the Distributor irrespective of the actual costs incurred by the Distributor in distributing the Funds. The Distributor is the principal underwriter of the Funds. Because all 12b-1 payments are made to the Distributor, the Funds pay no fees for advertising, printing, and mailing prospectuses to prospective shareholders; compensation to broker/dealers; compensation to sales personnel; or interest, carrying, or other financing charges. The Distributor may use part or all of the amounts received (if any) from the Funds to pay for these services and activities.

Arrangements With Broker/Dealers and Others. From time to time, the Adviser or Distributor will sometimes pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and certain other funds managed by the Adviser. Bonus compensation may include an allowance of the entire sales charge. It may also include, for Class A shares, an amount that exceeds the entire sales charge and, for Class C shares, an amount that exceeds the maximum commission. The Distributor, or the Adviser, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and shareholder services and programs regarding one or more of the funds managed by the Adviser. In addition, the Adviser or Distributor may sponsor training or education meetings at various locations. In connection with such meetings, it is expected that the Adviser or Distributor will pay the travel, lodging, and other expenses of representatives of the dealers in attendance. The Transfer Agent or Distributor may also pay certain transaction or order processing costs incurred by dealers who sell Fund shares through clearing dealers. Certain preceding arrangements may be financed by payments to the Distributor under a Distribution Plan. These arrangements will not change the price an investor will pay for shares or the amount the Funds will receive from such a sale. No compensation will be offered to the extent that the laws of any state or self-regulatory agency, such as FINRA, prohibit it. A dealer to whom the entire sales charge is re-allowed may be deemed an “underwriter” under federal securities laws.

The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.

Other Distribution or Service Arrangements. The Adviser, Distributor, or their affiliates, out of their resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Adviser or Distributor) who sell shares of the Fund or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees, and other fees paid, directly or indirectly, by the Fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue-sharing arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus, and they do not change the price paid by investors for the purchase of a Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

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Such compensation is paid to intermediaries that provide services to the Funds and shareholders in the Funds, including (without limitation) shareholder servicing, marketing support, and access to sales meetings, sales representatives, and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.

These payments may take various forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue-sharing payments may be structured (1) as a percentage of net sales, (2) as a percentage of net assets, and (3) as a fixed dollar amount.

The Distributor may enter into revenue-sharing arrangements with other financial intermediaries and modify existing ones.

In addition, while the Distributor typically pays most of the sales charge applicable to the sale of Fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge. From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example, (1) occasional gifts, (2) occasional meals, tickets, or other entertainment, and (3) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries regularly to educate them about the Funds and encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment, and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and revenue-sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement received by brokers or other financial intermediaries on similar or other products. It may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interest that such arrangements may create, from their brokers and other financial intermediaries. They should inquire if they would like additional information. A shareholder may ask their broker or financial intermediary how they will be compensated for investments made in the Fund.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Funds, and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant, and Transfer Agent. Ultimus Fund Solutions (“Ultimus” or the “Administrator”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, fund accountant (the “Fund Accountant”), and Transfer Agent to the Funds under a Master Services Agreement dated June 6, 2024 (the “MSA”).

As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the MSA, Ultimus may delegate all or any part of its responsibilities thereunder):

●	prepare and assemble reports required to be sent to the Funds’ shareholders and arrange for the printing and dissemination of such reports;

●	assemble reports required to be filed with the SEC and file such completed reports with the SEC;

●	file the Funds’ federal income and excise tax returns and the Funds’ state and local tax returns;

●	assist and advise the Funds regarding compliance with the 1940 Act and with its investment policies and limitations; and

●	make such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

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As Transfer Agent, Ultimus performs the following services in connection with the Funds’ shareholders: maintains records for the Funds’ shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Funds for its services as Administrator, Fund Accountant, and Transfer Agent and is reimbursed for certain expenses assumed under the MSA. The MSA has an initial term of three years and then renews automatically unless terminated under the contractual provisions. The MSA provides that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the MSA relates, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Custodian. Brown Brothers Harriman & Co. (the “Custodian”), located at 40 Water Street, Boston, Massachusetts 02109, serves as custodian to the Funds under a Custody Agreement. The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Funds’ independent registered public accounting firm. It audits the Funds’ annual financial statements and assists in preparing the Funds’ federal, state, and excise tax returns for the fiscal year ending September 30, 2025.

Legal Counsel. FinTech Law, LLC, 6224 Turpin Hills Drive, Cincinnati, OH 45244, serves as the Trust’s legal counsel.

Compliance Consulting Agreement. Under the terms of a Compliance Consulting Agreement with the Trust, CCO Technology, LLC (d/b/a Joot) provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. Joot is a subsidiary of FinTech Law.

GENERAL INFORMATION

Other Payments by the Funds. The Funds may enter into agreements with financial intermediaries. The Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made according to such agreements are based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made according to such agreements may be in addition to, rather than instead of, distribution fees the Funds may pay to financial intermediaries under the Funds’ distribution plan, if any.

Other Payments by the Adviser. The Adviser or its affiliates, in their discretion, may make payments from their resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and in recognition of their distribution, marketing, administrative services, and processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor, or shareholders through the financial intermediary’s retail distribution channel and fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services or arrange with a third party to perform the services.

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The Adviser or its affiliates may also pay financial intermediaries from their resources for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and presentation at conferences or seminars, sales or training programs, client and investor entertainment, and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment, and meals to the extent permitted by law.

Revenue-sharing payments may be negotiated based on various factors, including the level of sales, the amount of Fund assets attributable to investments in a Fund by financial intermediaries’ customers, a flat fee, or other measures as determined from time to time by the Adviser or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees concerning purchases of shares or the provision of shareholder services.

Description of Shares. The Trust was organized as a Delaware statutory trust on February 20, 2024. The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of the Funds. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro-rata share in the Fund’s net assets after considering additional distribution and shareholder servicing expenses attributable to the Class. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any series or separate class and all assets in which such consideration is invested would belong to that series or separate class and be subject to its liabilities. Share certificates representing shares will not be issued.

As of the date of this SAI, each Fund has four classes of shares outstanding. Each class participates proportionately based on its relative NAVs in dividends and distributions and has equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board may designate as class expenses from time to time are borne solely by each class; (2) each class of shares has exclusive voting rights concerning any Distribution Plan adopted for that class; (3) each class has different exchange privileges; and (4) each class has a different designation. When issued and paid for, the shares of a Fund will be fully paid and non-assessable by the Fund. Certain classes of shares have conversion rights and features as described under “Sales Charges” in the Prospectus. In addition, shares have subscription, preference, conversion, exchange, or preemptive rights, as authorized by the Board from time to time and permitted under the Trust’s organizational documents and applicable law. All shares are transferable, redeemable, and assignable.

The Trust is an entity commonly known as a Delaware statutory trust. The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

The Declaration of Trust provides that a Trustee shall be liable only for their willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as a Trustee and, if reasonable care has been exercised in the selection of officers, agents, employees, or investment advisors, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by the Funds have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. As a separate series of the Trust, each Fund votes separately on matters affecting only that Fund. Shareholders of each Class of a Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders. Still, approval will be sought for certain changes in the operation of the Trust and the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust. If such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting. Regarding Board operations, actions may be taken without a meeting if the majority consents in writing. Also, Trustees are not expected to devote full time to Trust affairs and may be interested in other businesses or ventures.

Under the Declaration of Trust, the Board has the power to manage the Trust’s business. The Board has the authority to engage in transactions, execute contracts, and perform necessary actions to administer the Trust. The Board has unrestricted control over the Trust’s assets and business. Decisions are deemed effective if approved by a majority of the trustees. Although Delaware law allows a statutory trust to eliminate or alter the trustees’ fiduciary duties and replace them with standards outlined in the Declaration of Trust, such provision may not be consistent with federal securities laws and the SEC’s views on the trustees’ fiduciary duties. Accordingly, nothing in the Declaration of Trust modifying, restricting, or eliminating the duties or liabilities of Trustees shall apply to or in any way limit the duties or liabilities of Trustees concerning matters arising under federal securities laws.

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Derivative Claims of Shareholders. The Trust’s By-Laws (the “By-Laws”) contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must first meet the requirements of Section 3816 of the Delaware Act, which requires that the shareholder own shares at the time of the transaction or event in question and when the claim is made. Additionally, a shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of the preceding sentence, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue. A Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand because such Trustee receives remuneration for his service on the Board or the boards of one or more Trusts under common management with or otherwise affiliated with the Trust. Section 3816 of the Delaware Act requires that the shareholder’s complaint detail its efforts to get the Board to bring the action. Section 3816 allows a shareholder to bring an action in the Court of Chancery only. Neither Section 3816 nor the Trust’s Declaration of Trust apply to claims under federal securities laws.

For claims under federal securities laws that supersede Delaware, the Trust’s Declaration of Trust and Bylaws provisions do not apply to such claims.

Code of Ethics. The Trust, the Adviser, and the Distributor have each adopted a code of ethics (each a “Code” and collectively, the “Codes”) designed to prevent their respective personnel subject to the Code of Ethics from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by a Fund (which securities may also be held by persons subject to the Codes). These Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities that compete with or attempt to take advantage of a Fund’s planned portfolio transactions. Each of these parties monitors compliance with its respective Code.

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A and Appendix B, respectively. No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities during the prior twelve months ended June 30th is available without charge upon request by calling (833) 840-3937 or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board has adopted a policy to govern the circumstances under which disclosure regarding securities purchased, sold, and held by a Fund (“Portfolio Securities”) may be made to shareholders of the Fund or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to Portfolio Securities. Although no material conflicts of interest are believed to exist that could disadvantage a Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including the adoption of the Codes under Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for officers that requires the chief executive officer and CFO of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

Public disclosure regarding Portfolio Securities is made:

●	Following the end of each calendar quarter, the Funds will publicly disclose information regarding Portfolio Securities as of such quarter-end posted on the Funds’ website or in advertising material that is posted on the Funds’ website. This information is available on a 30 day lag from the end of the calendar quarter and will remain available until the next quarterly Portfolio Securities report is posted.

●	In the Funds’ Annual Reports and Semi-Annual Reports to shareholders, and in the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (“Official Reports”), which are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased, or sold by the Fund. Official Reports are free to shareholders by calling toll-free (833) 840-3937 or visiting the Funds’ website at www.naafunds.com.

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●	Information regarding Portfolio Securities and other information regarding the Funds’ investment activities may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure is approved and monitored by the Trust’s CCO. Each disclosure arrangement has been authorized by the Funds and the Adviser per the Funds’ disclosure of portfolio holdings policy upon a determination that this disclosure serves a legitimate business purpose of the Funds, and that each organization is subject to a duty of confidentiality.

●	The Trust’s CCO may approve the disclosure of holdings of or transactions in Portfolio Securities made on the same basis to all shareholders of the Funds.

●	The Funds’ policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, accountants, printers/typesetters, N-PORT and N-CEN vendors, pricing and liquidity vendors and consultants, or to brokers and dealers through which a Fund purchases and sells Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information and information regarding the frequency of access to and limitations on using portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Ethical
Accountants	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of Semi-Annual and Annual Reports	Contractual and Ethical
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and sale – no broker/dealer has access to a Fund’s entire portfolio	Contractual and Ethical
N-PORT and N-CEN Vendors	Monthly or Annually	Contractual and Ethical
Pricing and Liquidity Vendors	Daily	Contractual and Ethical

Contractual restrictions are limitations explicitly stated in a contract between the mutual fund and the service provider. The service provider is legally obligated to adhere to these restrictions, and violating them can lead to legal consequences. For example, a contractual restriction might prohibit the service provider from sharing the portfolio information with third parties. Ethical restrictions are limitations based on ethical guidelines or industry best practices. They may not be legally binding, but service providers are expected to adhere to them out of professional responsibility and integrity. For example, an ethical restriction might discourage using non-public information for personal gain. Certain service providers may be subject to one or both types of restrictions based on the nature of their services, the sensitivity of the information they handle, and the potential risks involved. For instance, a service provider handling highly sensitive information might be subject to both contractual and ethical restrictions to ensure maximum information protection.

Such disclosures may be made without the approval of the Trust’s CCO because the Board has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

●	The Trust’s CCO may approve other arrangements under which information relating to Portfolio Securities held by the Funds or purchased or sold by the Funds (other than information contained in Official Reports) may be disclosed. The Trust’s CCO shall approve such an arrangement only if he or she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information, and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Funds or any shareholder of the Funds. The Trust’s CCO must inform the Board of any such arrangements that the Trust’s CCO approves and the rationale supporting approval at the next regular quarterly meeting of the Board following such approval.

●	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee, or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased, or sold by the Funds.

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Other Expenses. In addition to the Management Fee, the Funds pay all expenses not expressly assumed by the Adviser, including, without limitation, the fees and expenses of their independent registered public accounting firm and their legal counsel; fees of the Administrator, Distributor, and Transfer Agent, the costs of printing and mailing to shareholders Annual and Semi-Annual Reports, proxy statements, prospectuses, SAIs and supplements to it; bank transaction charges and custody fees; any costs associated with shareholder meetings, including proxy solicitors’ fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of the Investment Company Institute and similar organizations; fidelity bond and liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations affecting the Funds and their shareholders. There is no attempt to present a detailed explanation of the Funds’ or their shareholders’ tax treatment, nor does the information cover all U.S. federal income taxation that might be relevant to beneficial owners of Fund shares. The discussions here and in the Prospectus are not a substitute for careful tax planning. They are based on the current Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change by legislative, judicial, or administrative action; such changes can even be retroactive. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or another qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

Shareholders are advised to consult their tax advisors regarding their tax situations.

No Fund has requested, nor will any Fund request, an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below, and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations affecting investments in such a Fund.

Qualification as a Regulated Investment Company (“RIC”). Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its total assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

Each Fund may use “equalization payments” in determining the portion of its net investment income and net realized capital gains that have been distributed. A Fund that elects to use equalization payments will allocate a portion of its investment income and capital gains to the amounts paid in the redemption of Fund shares, and such income and gains will be deemed to have been distributed by the Fund for purposes of the distribution requirements described above. This may reduce the amount of income and gains that the Fund must distribute to shareholders for the fund to avoid federal income tax and excise tax and may defer the recognition of taxable income by shareholders. This process does not affect the tax treatment of redeeming shareholders, and since the amount of undistributed income and gains will be reflected in the value of the Fund’s shares, the total return on a shareholder’s investment will not be reduced because of the Fund’s distribution policy. The IRS has not published any guidance concerning the methods to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a Fund is using an improper method of allocation and has under-distributed its net investment income or net realized capital gains for any taxable year, such Fund may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.

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The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures concerning stock or securities. To date, the U.S. Treasury Department has not issued such regulations.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest. The Fund may retain all or a portion of its net capital gain for investment (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes as long-term capital gain their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The Qualifying Income Requirement and Diversification Requirement that must be met under the Code for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly considering two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract for a commodity index does not qualify for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Qualifying Income Requirement may limit the Fund’s ability to invest in commodity-related derivative transactions and other derivative transactions. The Fund will account for any investments in commodity derivative transactions as it deems appropriate; however, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership, which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that meets certain qualifying income requirements but derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC concerning items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid for each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to federal income tax in the same manner as an ordinary corporation at a tax rate of 21%, and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.

Excise Tax. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve months ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared rather than the year in which the distributions are received. The Fund intends to distribute or be deemed to have distributed substantially all its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will not be required to pay the Excise Tax. A Fund may, in certain circumstances, be required to liquidate its investments to make sufficient distributions to avoid the Excise Tax liability at a time when its Advisor might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in certain instances, if warranted, a Fund may choose to pay the Excise Tax instead of making an additional distribution.

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Capital Loss Carryforwards. For capital losses realized for a tax year of a Fund that exceeds the Fund’s capital gains for such years, the Fund may carry such excess capital losses forward indefinitely. The excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year. The excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If carried forward capital losses offset future capital gains, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. A Fund cannot carry back or carry forward any net operating losses.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used slower, reducing a Fund’s ability to offset capital gains with those losses. An increase in taxable gains distributed to a Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience or has not already experienced an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Constructive Sales. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss for appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, futures or forward contract, or other transactions identified in U.S. Treasury regulations) in the property while holding an appreciated financial position in the substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is a short sale, acquiring the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The preceding will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during those 60 days is such Fund’s risk of loss regarding the position reduced because of certain specified transactions for the substantially identical or related property, such as having the option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Deferral of Late Year Losses. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Taxation of Fund Distributions - Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post- October losses”), and

(ii)	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

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The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position concerning such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains not described in the preceding sentence.

Wash Sales. In certain circumstances, a Fund may be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales. A Fund may make short sales of securities. Short sales may increase the short-term capital gain realized by a Fund, taxed as ordinary income when distributed to its shareholders. Short sales may also be subject to the “Constructive Sales” rules discussed above.

Other Regulated Investment Companies. The character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders if the Fund and the other investment company each qualify as RICs under the Code. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the preceding rules and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Passive Foreign Investment Companies. A Fund may invest in a non-U.S. corporation, which could be treated as a PFIC or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents, and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received concerning such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred concerning a PFIC. Payment of this tax would, therefore, reduce a Fund’s economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”) instead of the tax and interest obligation described above on excess distributions; such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid the imposition of the Excise Tax, even if the QEF did not distribute those earnings and gain to such Fund. In most instances, it will be very difficult, if not impossible, to make this election because of certain requirements.

A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year. Under the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains concerning that stock it included in income for prior taxable years under the election. A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without concurrent cash receipt.

Foreign Currency Transactions. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income. In some cases, elections may be available that would alter this treatment. Still, such elections could harm a Fund by creating current income recognition without concurrent cash recognition. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

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Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, or if a Fund is a qualified fund of funds (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year) and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS under which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the pass-through election, even though not received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass through” for the year, if any.

A credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to their total foreign source taxable income. For this purpose, if a pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income and certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

Distributions. Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are taxable and must be reported by each shareholder required to file a federal income tax return. Distributions over a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in their Fund shares and then as a capital gain.

For federal income tax purposes, distributions of net investment income are taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is treated as owning) for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for the dividends received deduction or for qualified dividend income purposes as described below.

Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero) and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for several reasons, including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions – Investments in U.S. REITs” below).

Distributions of “qualified dividend income” received by non-corporate shareholders of a Fund may be eligible for the long-term capital gain rate. A Fund’s distribution will be treated as qualified dividend income and, therefore, eligible for the long-term capital gain rate to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if a certain holding period and other requirements are met.

For corporate shareholders, a portion of the dividends a Fund pays may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year. It cannot exceed the gross dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding periods and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period, generally 46 days during 91 days beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund Shares are debt-financed or held by you for less than 46 days, then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

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When you purchase Shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return on your investment, would be taxable and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

If more than 50% of a Fund’s total assets are invested in foreign securities at the end of a fiscal year, the Fund may elect to pass you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “instead of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions – Securities Lending” below.

Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that a Fund must meet. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper, and federal agency-backed obligations (e.g., GNMA or FNMA obligations), does not qualify for tax-free treatment. The rules on the exclusion of this income are different for corporations.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are paid in January of the following year. Shareholders will be advised annually on the U.S. federal income tax consequences of distributions made (or deemed made) during the year per the IRS’s guidance.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of shares of a Fund) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions, including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.

Shareholders are urged and advised to consult their tax advisors for more information.

Purchases of Fund Shares. Before purchasing shares in a Fund, the impact of dividends or distributions expected to be declared but not paid should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund before the record date will reduce the per-share NAV by the per-share amount of the dividend or distribution. To the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is a return of capital.

Sales, Exchanges, or Redemptions. Upon the disposition of shares of a Fund (whether by redemption, sale, or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) to determine the amount of gain or loss on the disposition. It will be treated as incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within 61 days, beginning 30 days before and ending 30 days after the disposition date. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder concerning such shares unless the Fund declared exempt-interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and distributed such dividends on a monthly or more frequent basis. Capital losses are deductible only against capital gains, except that individuals may deduct up to $3,000 of capital losses against ordinary income.

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The 3.8% Medicare contribution tax (described above) will apply to gains from selling or exchanging a Fund’s shares.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes. State and local laws often differ from federal income tax laws concerning treating specific items of income, gain, loss, deduction, and credit. Shareholders are urged and advised to consult their tax advisors for more information.

Non-U.S. Shareholders. Distributions made to non-U.S. shareholders attributable to net investment income are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor concerning dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over the net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Notwithstanding the preceding, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply. Such distribution will be subject to the federal income tax, reporting, and withholding requirements applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gains from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and the character of such distributions (e.g., ordinary income or USRPI gain), will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of a Fund.

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In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon redemption of shares by a greater-than-5% shareholder that is a foreign person and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is required concerning amounts paid in the redemption of shares of a fund if the fund is a domestically controlled qualified investment entity or, in certain other limited cases, if a fund (whether domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income the Fund distributes. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. To qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (by providing a Fund with a properly completed Form W-8BEN).

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) require a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% concerning that shareholder on Fund dividends and distributions and the proceeds of the sale, redemption, or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities, or other parties as necessary to comply with FATCA, related intergovernmental agreements, or other applicable laws or regulations. Each investor is urged to consult their tax advisor regarding the applicability of FATCA and any other reporting requirements concerning the investor’s situation, including investments through an intermediary.

Foreign Bank and Financial Accounts and Foreign Financial Assets Reporting Requirements. A shareholder that directly or indirectly owns more than 50% by vote or value of a Fund is urged and advised to consult its tax advisor regarding its filing obligations concerning FinCen Form 114, Report of Foreign Bank and Financial Accounts.

Tax-Exempt Shareholders. A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder of a Fund may also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in the residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or TMPs.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file a disclosure statement with the IRS on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their tax advisors to determine the applicability of these regulations, considering their circumstances.

Shareholders are urged and advised to consult their tax advisor concerning the tax consequences of an investment in a Fund, including, but not limited to, the applicability of state, local, foreign, and other tax laws affecting the particular shareholder and effects of changes in federal or other tax laws.

FINANCIAL STATEMENTS

Each Fund’s audited financial statement for the fiscal year ended September 30, 2023, including the Financial Highlights appearing in the Prospectus, are incorporated by reference and made a part hereof. You may request a copy of the Funds’ Annual and Semi-Annual Reports to shareholders at no charge by calling the Funds at (833) 840-3937 or by visiting the Funds’ website at www.naafunds.com.

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APPENDIX A

NEW AGE ALPHA FUNDS TRUST

PROXY VOTING POLICIES AND PROCEDURES

1.	PURPOSE; DELEGATION

The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of New Age Alpha Variable Funds Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) believes that each Fund’s Investment Adviser is in the best position to make individual voting decisions for such Fund. Therefore, subject to the oversight of the Board, each Fund’s Investment Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2.	DEFINITIONS

Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the investment adviser to each Fund (each, an “Investment Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

3.	POLICY FOR VOTING PROXIES RELATED TO EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES.

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

4.	POLICY FOR VOTING PROXIES RELATED TO OTHER PORTFOLIO SECURITIES

Fiduciary Considerations. Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

5.	CONFLICTS OF INTEREST

The Trust recognizes that under certain circumstances an Investment Adviser may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where an Investment Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager. With respect to securities other than ETFs or other investment companies, the Investment Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust’s Audit Committee (the “Committee”) and the Investment Adviser shall follow the instructions of the Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Committee.

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6.	ROUTINE PROPOSALS

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7.	PROXY MANAGER APPROVAL

Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.	PROXY VOTING PROCEDURES

Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Investment Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

9.	FORM N-PX

A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request and is also available on the SEC’s Website at www.sec.gov.

10.	INVESTMENT ADVISER’S VOTING PROCEDURES

The Trust acknowledges that the Investment Adviser to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that an Investment Adviser’s policies and procedures are consistent with these Policies and Procedures, the Investment Adviser may implement them with respect to voting proxies on behalf of each Fund managed by such Investment Adviser. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Investment Adviser’s policies and procedures.

Securities Lending. If a Fund engages in securities lending, the proxy voting procedures of the Adviser of such Fund will include information on the recall of lent securities for voting purposes. More information can be found in the Securities Lending Procedures of the Trust.

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APPENDIX B

New Age Alpha Advisors, LLC

Proxy Voting Policy

A. Overview. This Proxy Voting Policy (“Policy”) set forth the responsibilities of all employees of New Age Alpha Advisors, LLC (the “Company”) with respect to proxy voting on behalf of the Company’s clients who have delegated and authorized the Company to vote proxies on their behalf. This Policy has been adopted by the Company with the purpose of ensuring that the Company votes proxies in the best interests of its clients, consistent with its fiduciary duty, and in compliance with Advisers Act Rule 206(4)-6. This Policy does not describe every regulatory and compliance requirement applicable to proxy voting but establishes general policies and procedures. Any questions about this Policy or about proxy voting by the Company should be directed to the Company’s Chief Compliance Officer (“CCO”).

B. Fiduciary Duty. Fiduciaries are obligated to vote proxies in an informed and responsible manner. A fiduciary who fails to vote, casts a vote without considering the impact of the question, or votes blindly with management on non-routine governance issues (e.g., a change in firm capitalization) may violate its fiduciary duty.

C. Third-Party Vendor for Proxy Voting. The Company has contracted with a third- party vendor of proxy voting services, ISS, to provide recordkeeping services and recommendations for voting proxies. Periodically, the CCO will review proxies and confirm that voting for the proxies has been properly completed by ISS.

The Company will take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term interests of its clients. This generally means voting proxies with a view to enhancing the value of the securities held in client accounts, considering all relevant factors and without giving undue weight to the opinions of other individuals or groups who may have an economic interest in the outcome of the proxy vote. The financial interest of clients is the primary consideration in determining how proxies should be voted.

The Company utilizes the services of ISS to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. The proxy voting guidelines are set forth in the ISS guidelines that the Company uses in voting specific proposals. Absent any conflicts of interest, the Company will usually vote proxies in accordance with the recommendations of ISS. However, the Company may deviate from the guidelines if it is determined to be in the best interest of the client, or if required to deviate under applicable law, rule or regulation.

D. Conflicts of Interests. An adviser may have a number of conflicts that can affect how an adviser votes proxies. For example, an adviser (or its affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies. Failure to vote in favor of management may harm the adviser’s relationship with the company. The adviser may also have business or personal relationships with participants in proxy contest, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative who serves as director or executive of a company. An adviser’s employee involved in proxy voting may also personally hold a concentration of stock or have other vested interests in the corporations in which stock is held.

With respect to every proxy vote that it is required to take, the Company will assess whether a conflict exists between what is in the client’s best interest and the Company’s best interest. Any Company personnel who are aware of any conflict of interest with respect to voting on a particular proxy shall promptly report such conflict to the CCO. The CCO shall, after completion of a review of the matter, determine whether the conflict is material, and even if immaterial, the manner in which the conflict shall be handled such that voting is in accordance with the best interest of the client(s). Measures to be taken may include:

1.	Excluding Company personnel with a material conflict of interest from participating in the voting;

2.	Disclosing the conflict and securing client consent prior to voting;

3.	Tendering the proxy to client for client to vote;

4.	Delegating, with client’s written consent, voting to an independent third party qualified for voting;

5.	Voting in accordance with the recommendation of an independent third party, with client’s written consent;

6.	Casting the vote in accordance with a predetermined policy applicable to the matter presented to shareholders for voting such that there was little or no discretion with respect to voting on the part of the Company as adviser.

B-1

E. Documentation. All material conflicts of interest shall be documented, including a general description of the conflict and how the conflict was addressed, to ensure and demonstrate that the decision to vote was based on the client’s best interest.

F. CCO. The CCO shall (1) help ensure that appropriate proxy voting records are maintained; (2) respond to any client requests for information regarding how the Company voted with respect to such client’s securities or requests for copies of the Company’s Proxy Voting Policy.

G.  Recordkeeping. The Company shall, with regard to its exercise of voting authority with respect to client securities, make and retain the following:

1.	The Company’s Proxy Voting Policy;

2.	Other material Company proxy voting documents and records, such as proxy statements the company receives, if any, Proxy Voting Committee meeting minutes, internal audits, and logs related to the tracking and recording of compliance with or any deviation from this Policy;

3.	Written client requests for information on how the adviser voted proxies on behalf of the requesting client;

4.	Records of each vote cast on behalf of a client. Official records may be stored externally at proxy voting service providers; and

5.	Any document created by the Company that:

(a)	Was material to making a decision on how to vote a proxy on behalf of a client; or

(b)	Memorialized the basis for that decision.

H. Disclosure to Clients. At the time that an account is opened, each client shall be provided with a copy of this Proxy Voting Policy. Upon written request, a copy of this Policy shall be furnished to the requesting client. The CCO shall promptly respond to all requests for information regarding how the Company voted with respect to such client’s securities or requests for a copy of the Company’s Policy. All other requests from clients regarding proxy voting shall be handled by the CCO.

B-2

APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

STANDARD & POOR’S CORPORATION —

A brief description of the applicable S&P Global Ratings and its affiliates (together, “S&P”) rating symbols and their meanings (as published by S&P) follows.

Issue Credit Ratings Definition

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices.

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

●	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation.

●	The nature and provisions of the financial obligation, and the promise S&P imputes; and

●	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA. An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D. An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B. A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D. A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

SPUR (S&Ps Underlying Rating). A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings

An S&P’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Active Qualifiers

S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: ‘prelim’ qualifier Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

●	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

●	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

●	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

●	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

●	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

MOODY’S INVESTORS SERVICE, INC. —

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows.

Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short- term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1. Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations. P-2. Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations. P-3. Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

MIG Ratings. Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings. For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short- term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR.”

Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG Scale

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Other Rating Symbols

Provisional Ratings - (P). Moody’s will often assign a provisional rating to an issuer or an instrument when the change to a definitive rating is subject to the fulfilment of contingencies that could affect the rating. Examples of such contingencies are the finalization of transaction documents/terms where a rating is sensitive to changes at closing. When such contingencies are not present, a definitive rating may be assigned based upon documentation that is not yet in final form. Moody’s will also often assign provisional ratings to program ratings, such as shelf registrations and medium term note programs. A provisional rating is denoted by placing a (P) in front of the rating. The (P) notation provides additional information about the rating, but does not indicate a different rating. For example, a provisional rating of (P)Aa1 is the same rating as Aa1.

For provisional ratings assigned to an issuer or instrument, the (P) notation is removed when the applicable contingencies have been fulfilled. A Credit Rating Action to remove the (P) notation indicates that the rating is no longer subject to contingencies, and changes the provisional rating to a definitive rating. Program ratings for shelf registrations and other issuance programs remain provisional, while the subsequent ratings of issuances under these programs are assigned as definitive ratings.

Refundeds - #. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hash mark) symbol, e.g., #Aaa.

Withdrawn - WR. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed.

Not Rated - NR. NR is assigned to an unrated issuer, obligation and/or program.

Not Available - NAV. An issue that Moody’s has not yet rated is denoted by the NAV symbol.

Terminated Without Rating - TWR. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

FITCH RATINGS, INC. —

A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows.

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

Long-Term Credit Ratings Scales

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC Very high levels of credit risk. Default of some kind appears probable.

C Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

●	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

●	the formal announcement by the issuer or their agent of a distressed debt exchange; and

●	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

●	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

●	has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

●	has not otherwise ceased operating. This would include:

●	the selective payment default on a specific class or currency of debt;

●	the uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

D Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.